                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No.  )


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14 a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                                     SUNAMERICA SERIES TRUST
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement; if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transactioncomputed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
/ /  Fee paid previously with preliminary materials
     ---------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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
SUNAMERICA INC.


               [LOGO]

                                                                November 9, 1998


Dear Shareholder,


    On August 19, 1998, SunAmerica Inc. ("SunAmerica") entered into an agreement with American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization. Under the terms of the agreement, SunAmerica will merge with and into AIG and consequently, SunAmerica Asset Management Corp. ("SAAMCo") will become a subsidiary of AIG. SAAMCo will not change its name and no organizational changes are planned which would effect services to the Trust. As a result of the merger, it is necessary for the shareholders of SunAmerica Series Trust (one of two underlying investment Trusts of your variable annuity), for which SAAMCo acts as investment manager, to approve a new investment management agreement.


    In addition, shareholders are also being asked to approve certain other matters that have been set forth in the Notice of Special Meeting of Shareholders. These include approving MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS") AS THE REPLACEMENT SUBADVISER WITH RESPECT TO THE GROWTH/PHOENIX INVESTMENT COUNSEL ("GROWTH PHOENIX") AND BALANCED/PHOENIX INVESTMENT COUNSEL ("BALANCED PHOENIX") PORTFOLIOS, as well as adjusting the fee arrangements with respect to the Growth Phoenix, Balanced Phoenix and Alliance Growth Portfolios. We have enclosed a Q&A to help you better understand matters relating to this proxy vote.

    THE BOARD MEMBERS OF YOUR TRUST BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THIS NOTICE OF SPECIAL MEETING IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

    Since all of the Trusts which underlie SunAmerica life company variable annuities are required to conduct shareholder meetings, you will receive more than one proxy card if you are a shareholder in more than one Trust. IT IS VERY IMPORTANT THAT YOU RESPOND TO ALL PROXY CARDS THAT YOU RECEIVE. In addition, there are five ways to record your vote(s): Internet, touch-tone telephone, live operator, fax or mail. Some of these options may not be available to all shareholders. Please refer to the insert accompanying these proxy materials to see which of these options you can use. If we do not receive a response by one of these methods after a reasonable time, you may receive a call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

    If you have questions regarding the proxy voting process, you may call Shareholder Communications Corporation toll-free at 1-800-248-3249.

    YOUR VOTE IS IMPORTANT!

    We appreciate your cooperation and continued support.

                                          Sincerely,

                                                      /s/ ELI BROAD

                                          --------------------------------------
                                                        Eli Broad


                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                                                November 9, 1998


                            SUNAMERICA SERIES TRUST
                                 IMPORTANT NEWS
                    FOR SUNAMERICA SERIES TRUST SHAREHOLDERS

    While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your investment in the Trust which require a shareholder vote. SunAmerica Series Trust is the underlying investment in your variable annuity issued by Anchor National Life Insurance Company and First SunAmerica Life Insurance Company.

                            Q & A: QUESTIONS AND ANSWERS

    Q.  WHAT IS HAPPENING?

    A. SunAmerica Inc. ("SunAmerica"), the parent company of SunAmerica Asset Management Corp. ("SAAMCo"), your Trust's adviser, has agreed to merge with and into American International Group, Inc. ("AIG"). AIG is the leading U.S.-based international insurance organization. As a result of the proposed merger, there will be a change in ownership of SAAMCo. The following pages give you additional information on AIG, the proposed merger and the matters on which you are being asked to vote. THE BOARD MEMBERS OF YOUR TRUST, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE TRUST, AIG, SAAMCO OR SUNAMERICA, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

    Q.  WHY DID YOU SEND ME THIS BOOKLET?

    A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one or more voting instructions cards--because you have the right to provide voting instructions on the important proposals concerning your investment in the Trust.

    Q.  WHY ARE MULTIPLE CARDS ENCLOSED?


    A. If your investment is allocated among more than one Portfolio in your annuity contract, you will receive a voting instructions card for each Portfolio.


    Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW ADVISORY AGREEMENT IN PROPOSAL NO. 2?

    A. The Investment Company Act of 1940, which regulates investment companies such as your Trust, requires a vote whenever there is a change in control of an investment company's adviser. Upon a change of control, the advisory agreement between the investment adviser and the investment company terminates. SunAmerica's merger with AIG will result in a change of control of SAAMCo and therefore requires shareholder approval of a new advisory agreement between your Trust and SAAMCo. Each new advisory agreement that shareholders are being asked to vote on in Proposal No. 2 is identical in all material respects to the existing advisory agreement.

    Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW SUBADVISORY AGREEMENT IN PROPOSAL NO. 3?

    A. Each subadvisory agreement provides that it terminates automatically if the advisory agreement with SAAMCo terminates. Because SunAmerica's merger with AIG will cause the termination of SAAMCo's advisory agreement, shareholder approval of the new subadvisory agreement is required. Each new subadvisory agreement that shareholders are being asked to vote on in Proposal No. 3 is identical in all material respects to the existing subadvisory agreement that it replaces.

    Q.  WHAT ELSE AM I BEING ASKED TO VOTE ON?

    A. You are being asked to elect a Board of Trustees. One consequence of the merger, as required by the Investment Company Act of 1940, is that the composition of your Board be changed so that at least 75% of the Trustees are not interested persons of the Trust. Currently, as required by the Investment Company Act, 40% of the Trustees are not interested persons. Also, in order to save the expense of a subsequent meeting, if your contract relates to an investment in the Alliance Growth, Growth/ Phoenix Investment Counsel or Balanced/Phoenix Investment Counsel Portfolios, you are being asked to vote on certain changes to the advisory and subadvisory arrangements for each of those Portfolios. Changes to these three Portfolios are being proposed independent of the AIG-SunAmerica merger. In addition, you are being asked to vote to change certain of the fundamental investment restrictions of the Trust. Finally, you are being asked to vote to ratify the Board's selection of the Trust's independent accountants.

    Q.  HOW WILL THE AIG MERGER AFFECT ME?

    A. The merger should have no impact on the operations of the Trust and its Portfolios. SAAMCo has assured the Trustees that there will be no reduction in the nature or quality of its services to the Trust as a result of the merger, and in fact anticipates that its resources may be enhanced.

    Q.  HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

    A. After careful consideration, the Board of your Trust, including those Trustees who are not affiliated with the Trust, AIG, SAAMCo or SunAmerica, recommend that you vote FOR all of the proposals on the enclosed voting instructions card.

    Q.  WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?


    A You have several different ways to provide your Trust with your voting instructions. These ways include mail, speaking with a representative on the telephone, fax, touch-tone voting and voting on-line over the Internet. Not all of these options may be available to you and you should refer to the insert accompanying this Q&A to see which of these options you can use. If you need more information on how to vote or if you have any questions, please call your Trust's information agent, Shareholder Communications Corporation, at 1-800-248-3249.


           YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE ADDITIONAL
                        EXPENSE OF ANOTHER SOLICITATION.
     THANK YOU FOR RESPONDING TO YOUR VOTING INSTRUCTIONS CARD(S) PROMPTLY.

                            SUNAMERICA SERIES TRUST
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To the Shareholders:


    NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of Cash Management, Corporate Bond, Global Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Balanced/Phoenix Investment Counsel, Asset Allocation, Utility, Growth-Income, Federated Value, Venture Value, "Dogs" of Wall Street, Alliance Growth, Growth/Phoenix Investment Counsel, Putnam Growth, Real Estate, Aggressive Growth, International Growth and Income, Global Equities, International Diversified Equities, and Emerging Markets (each a "Portfolio" and together the "Portfolios"), each a separate portfolio of SunAmerica Series Trust (the "Trust"), will be held on December 30, 1998 at 11:00 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017 for the purpose of considering the following proposals with respect to the Trust or with respect to one or more of its Portfolios, as indicated below. Proposal Nos. 2 and 3 will be effective only upon consummation of the proposed merger of SunAmerica Inc. with and into American International Group, Inc. pursuant to an Agreement and Plan of Merger dated as of August 19, 1998, as more fully described in the Proxy Statement attached hereto.


    1. For the Trust, to elect a slate of four members to its Board of Trustees to hold office until their successors are duly elected and qualified;

    2. For each Portfolio except the Balanced/Phoenix Investment Counsel ("Phoenix Balanced") and Growth/Phoenix Investment Counsel ("Phoenix Growth") Portfolios, separately, to approve or disapprove a new investment advisory and management agreement between the Trust, on behalf of each Portfolio, and SAAMCo, the terms of which are identical in all material respects to the existing investment advisory and management agreement with SAAMCo;

    3. For each of the Portfolios indicated below, to approve or disapprove a new subadvisory agreement, the terms of which are identical in all material respects to the existing subadvisory agreement with respect to each Portfolio, between SAAMCo and:

        (a) Alliance Capital Management L.P. ("Alliance") for Global Equities, Alliance Growth and Growth-Income Portfolios;

        (b) Davis Selected Advisers, L.P. for each of the Venture Value and Real Estate Portfolios;

        (c) Federated Investment Counseling for each of the Corporate Bond, Federated Value and Utility Portfolios;

        (d) Goldman Sachs Asset Management for Asset Allocation Portfolio;


        (e) Goldman Sachs Asset Management International for Global Bond Portfolio;


        (f) Morgan Stanley Asset Management Inc. for each of the International Diversified Equities and Worldwide High Income Portfolios;

        (g) Putnam Investment Management, Inc. for each of the Putnam Growth, International Growth and Income and Emerging Markets Portfolios;

    4. For Alliance Growth Portfolio, to approve or disapprove (a) an amendment to the investment advisory and management agreement between the Trust and SAAMCo in order to revise the breakpoints in the advisory fee the Alliance Growth Portfolio pays to SAAMCo and (b) an amendment to the subadvisory agreement between SAAMCo and Alliance in order to revise the breakpoints in the subadvisory fee the Adviser pays to Alliance;


    5. For the Phoenix Growth and the Phoenix Balanced Portfolios to approve or disapprove (a) a new investment advisory and management agreement between the Trust and SAAMCo, the terms of which are identical in all material respects to the existing investment advisory and management agreement with SAAMCo except with respect to revised breakpoints in the advisory fee each such Portfolio pays to SAAMCo, and (b) a new subadvisory agreement between SAAMCo and Massachusetts Financial Services Company, the proposed new subadviser for each of the Phoenix Growth and Phoenix Balanced Portfolios, with respect to each of the Phoenix Growth and Phoenix Balanced Portfolios;


    6. For each Portfolio, separately, to approve or disapprove changing the fundamental investment restriction relating to:

        (a) the ability to engage in borrowing transactions;

        (b) the ability to engage in lending transactions;

    7.  For the Trust, to ratify the selection of independent accountants; and

    8. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The Trustees have fixed the close of business on October 30, 1998 as the record date for determining the number of shares outstanding and the contract owners entitled to give voting instructions at the Meeting and at any and all adjournments thereof.


                                          By Order of the Board of Trustees,



                                          Susan L. Harris
                                          SECRETARY



November 9, 1998


EACH CONTRACT OWNER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD(S) AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY CALLING AN AGENT OF THE TRUST OR CONTRACT HOLDERS MAY PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE VOTING INSTRUCTIONS CARD(S).

                            SUNAMERICA SERIES TRUST


                                 P.O. BOX 54299

                       LOS ANGELES, CALIFORNIA 90054-0299

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS


                         DECEMBER 30, 1998, 11:00 A.M.


    SunAmerica Series Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and currently consists of twenty-five investment portfolios. This Proxy Statement relates to twenty-two of the portfolios (the "Portfolios"). (The three Portfolios not included in this Proxy Statement--Equity Income, Equity Index and Small Company Value--commenced operations subsequent to the date for determining which contract owners are entitled to give voting instructions with respect to the Portfolios and are not participating in the upcoming meeting.) Shares of the Portfolios are offered to the Variable Separate Account and to the Variable Annuity Account Four of Anchor National Life Insurance Company ("Anchor National") and to the FS Variable Separate Account of First SunAmerica Life Insurance Company ("First SunAmerica," and collectively with Anchor National, the "Life Companies"), to fund benefits under certain variable annuity contracts ("contracts") issued by the Life Companies. SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser") serves as investment adviser, manager and administrator for the Trust.


    In accordance with applicable law, this Proxy Statement is being mailed, on or about November 9, 1998 on behalf of the Board of Trustees of the Trust (the "Trustees" or the "Board"), to the shareholders of each of the respective Portfolios for their use in obtaining voting instructions from contract owners on the proposals to be considered at a Special Meeting (the "Meeting") of shareholders of the Trust scheduled to be held at the offices of SAAMCo, The SunAmerica Center, 733 Third Avenue, New York, New York 10017, on December 30, 1998 at 11:00 a.m., Eastern time. The Trustees have fixed the close of business on October 30, 1998 as the record date (the "Record Date") for determining the number of shares outstanding and the contract owners entitled to be present at the Meeting and give voting instructions to the Life Companies with respect to their respective "portion" of shares of the Trust or each Portfolio as of the Record Date. The cost of the solicitation will be borne by the Adviser or affiliates of the Adviser. None of the costs of the solicitation will be borne by the Trust or the Portfolio.


    A listing of the proposals described in this Proxy Statement and the Portfolio(s) to which each applies is set forth below.


                 SUMMARY OF PROPOSAL                             PORTFOLIOS TO WHICH PROPOSAL APPLIES
------------------------------------------------------  ------------------------------------------------------
1.  To elect a slate of four members to the Board of    All Portfolios--voting together as a single class
Trustees to hold office until their successors are
duly elected and qualified.

                 SUMMARY OF PROPOSAL                             PORTFOLIOS TO WHICH PROPOSAL APPLIES
------------------------------------------------------  ------------------------------------------------------
2.  To approve or disapprove a new investment advisory  Cash Management, Corporate Bond, Global Bond, and management agreement between the Trust and SAAMCo,  High-Yield Bond, Worldwide High Income, SunAmerica
the terms of which are identical in all material        Balanced, Asset Allocation, Utility, Growth-Income,
respects to the existing investment advisory and        Federated Value, Venture Value, "Dogs" of Wall Street,
management agreement.                                   Alliance Growth, Putnam Growth, Real Estate,
                                                        Aggressive Growth, International Growth and Income,
                                                        Global Equities, International Diversified Equities,
                                                        and Emerging Market--voting separately by Portfolio

3. To approve or disapprove a new subadvisory agreement, the terms of which are identical in all material respects to the existing subadvisory agreement with respect to each Portfolio, between:

  (a).  SAAMCo and Alliance Capital Management L.P.     Global Equities, Alliance Growth and Growth- Income
        ("Alliance").                                   Portfolios--voting separately by Portfolio

  (b). SAAMCo and Davis Selected Advisers, L.P.         Venture Value and Real Estate Portfolios--voting
       ("Davis").                                       separately by Portfolio

  (c). SAAMCo and Federated Investment Counseling       Corporate Bond, Federated Value and Utility
       ("Federated").                                   Portfolios--voting separately by Portfolio

  (d). SAAMCo and Goldman Sachs Asset Management        Asset Allocation Portfolio
       ("GSAM").

  (e). SAAMCo and Goldman Sachs Asset                   Global Bond Portfolio
       Management International ("GSAM-
       International").

  (f). SAAMCo and Morgan Stanley Asset Management Inc.  International Diversified Equities and Worldwide High
       ("MSAM").                                        Income Portfolios--voting separately by Portfolio

  (g). SAAMCo and Putnam Investment Management, Inc.    Putnam Growth, International Growth and Income and
       ("Putnam").                                      Emerging Markets Portfolios--voting separately by
                                                        Portfolio

4.  To approve or disapprove (a) an amendment to the    Alliance Growth Portfolio
investment advisory and management agreement between
the Trust and the Adviser in order to revise the
breakpoints in the fees the Alliance Growth Portfolio
pays to the Adviser and (b) an amendment to the
subadvisory agreement between the Adviser and Alliance
in order to revise the breakpoints in the subadvisory
fee the Adviser pays to Alliance.

                 SUMMARY OF PROPOSAL                             PORTFOLIOS TO WHICH PROPOSAL APPLIES
------------------------------------------------------  ------------------------------------------------------
5.  To approve or disapprove (a) a new investment       Phoenix Growth and Phoenix Balanced Portfo-
advisory and management agreement between the Trust     lios--voting separately by Portfolio
and SAAMCo, the terms of which are identical in all
material respects to the existing investment advisory
and management agreement with SAAMCo except with
respect to revised breakpoints in the advisory fees
each of Growth/Phoenix Investment Counsel ("Phoenix
Growth") and Balanced/Phoenix Investment Counsel
("Phoenix Balanced") pays to SAAMCo, and (b) a new
subadvisory agreement between SAAMCo and Massachusetts
Financial Services Company ("MFS"), the proposed new
subadviser for each of the Phoenix Growth and Phoenix
Balanced Portfolios, with respect to each of the Phoe-
nix Growth and Phoenix Balanced Portfolios.

6. To approve or disapprove changing the fundamental investment restriction relating to:

  (a)  the ability to engage in borrowing transac-      All Portfolios--voting separately by Portfolio
       tions;

  (b)  the ability to engage in lending transactions;   All Portfolios--voting separately by Portfolio

7.  To ratify the selection of independent              All Portfolios--voting together as a single class
accountants.

8.  To transact such other business as may properly     All Portfolios
come before the Meeting or any adjournments thereof.

    The Trust expects that the solicitation of voting instructions from contract owners will be made by mail, and solicitation also may be made by telephone communications from officers or employees of SAAMCo, the Life Companies, or their affiliates, who will not receive any compensation therefor from the Trust. In addition, Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, has been engaged to assist in the solicitation of voting instructions. In connection with the solicitation of voting instructions, the Life Companies will furnish a copy of this Proxy Statement to all contract owners.



    Contract owners may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require contract owners to input a twelve digit control number which is located on each voting instructions card. Subsequent to inputting this number, contract owners will be prompted to provide their voting instructions on each proposal. Contract owners will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Contract owners who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their voting instructions.


    As the Meeting date approaches, certain contract owners may receive a telephone call from a representative of SCC if their voting instructions have not yet been received. Authorization to permit SCC to execute voting instructions may be obtained by telephonically transmitted instructions from contract holders. Voting instructions that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the contract owner providing the voting instruction is accurately determined and that the voting instructions of the contract owner are accurately determined. The cost of this assistance is expected to be approximately $145,000 and, as stated above, will not be borne by the Trust or the Portfolios.

    In all cases where telephonic voting instructions are solicited, the SCC representative is required to ask for each contract owner's full name, address, social security or taxpayer identification number, title (if the contract owner is authorized to act on behalf of an entity, such as a corporation), and the portion of shares beneficially owned and to confirm that the contract owner has received the Proxy Statement and voting instructions card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the voting instructions card, and ask for the contract owner's instructions on each proposal. The SCC representative, although permited to answer questions about the process, is not permitted to recommend to the contract owner how to vote, other than to read any recommendation set forth in the Proxy Statement. The SCC representative will record the contract owner's instructions on the card. Within 72 hours, SCC will send the contract owner a letter or mailgram to confirm his or her voting instructions and ask the contract owner to call 1-800-248-3249 immediately if his or her instructions are not correctly reflected in the confirmation.


    If the contract holder wishes to participate in the Meeting, but does not wish to give his or her proxy by any of the methods outlined above, the contract owner may still submit the voting instructions card originally sent with the Proxy Statement or attend in person. Should contract owners require additional information regarding the Proxy Statement or replacement voting instructions cards, they may contact SCC toll-free at 1-800-248-3249. Voting instructions executed by contract owners may be revoked by (i) a written instrument received by the Secretary of the Trust at any time before they are exercised; (ii) delivery of a later-dated proxy; or (iii) attendance at the Meeting and voting in person.

    The following table sets forth the share ownership of the Portfolios and the Trust as a whole as of the Record Date:


                                     NUMBER OF SHARES                              NUMBER OF SHARES
                                       (%) HELD BY          NUMBER OF SHARES         (%) HELD BY
                                         VARIABLE             (%) HELD BY            FS VARIABLE             NUMBER OF
                      TOTAL NUMBER       SEPARATE           VARIABLE ANNUITY           SEPARATE               SHARES
                        OF SHARES       ACCOUNT OF          ACCOUNT FOUR OF           ACCOUNT OF            (%) HELD BY
PORTFOLIO              OUTSTANDING   ANCHOR NATIONAL        ANCHOR NATIONAL        FIRST SUNAMERICA       SUNAMERICA INC.
-------------------- --------------- ----------------       ----------------       ----------------       ---------------
Cash Management
  Portfolio.........  27,070,265.018  23,794,482.207  (88%)   2,098,017.164   (8%) 1,177,765.647     (4%)      --          (0%)
Corporate Bond
  Portfolio.........  11,599,024.840  10,353,923.492  (89%)     882,561.456   (8%)   362,539.892     (3%)      --          (0%)
Global Bond
  Portfolio.........  10,933,479.663  10,169,231.810  (93%)     449,232.397   (4%)   315,015.456     (3%)      --          (0%)
High-Yield Bond
  Portfolio.........  23,675,049.830  21,341,391.963  (90%)   1,306,594.584   (6%) 1,027,063.283     (4%)      --          (0%)
Worldwide High
  Income
  Portfolio.........  11,448,072.009  10,399,846.107  (91%)     543,223.917   (5%)   505,001.985     (4%)      --          (0%)
SunAmerica Balanced
  Portfolio.........   8,782,929.956   7,202,462.012  (82%)   1,143,218.993  (13%)   437,248.951     (5%)      --          (0%)
Balanced/Phoenix
  Investment Counsel
  Portfolio.........   8,618,325.399   8,297,922.379  (96%)       --          (0%)   320,403.020     (4%)      --          (0%)
Asset Allocation
  Portfolio.........  47,612,191.390  44,120,156.901  (93%)   2,239,688.386   (5%) 1,252,146.103     (3%)      --          (0%)
Utility Portfolio...   4,398,072.192   3,722,154.879  (85%)     435,427.118  (10%)   240,490.195     (5%)      --          (0%)
Growth-Income
  Portfolio.........  40,113,344.876  36,945,280.444  (92%)   2,111,760.304   (5%) 1,056,304.128     (3%)      --          (0%)
Federated Value
  Portfolio.........   8,784,771.019   7,710,583.353  (88%)     641,663.394   (7%)   432,523.772     (5%)      --          (0%)
Venture Value
  Portfolio.........  73,787,717.607  68,597,778.331  (93%)   2,998,419.174   (4%) 2,191,520.102     (3%)      --          (0%)
"Dogs" of Wall
  Street Portfolio..   5,938,542.651   5,087,858.349  (86%)     850,684.184  (14%)      --           (0%)      --          (0%)
Alliance Growth
  Portfolio.........  47,770,677.748  44,440,835.351  (93%)   2,012,682.957   (4%) 1,317,159.440     (3%)      --          (0%)
Growth/Phoenix
  Investment Counsel
  Portfolio.........  15,585,279.868  15,331,744.569  (98%)       --          (0%)   253,535.299     (2%)      --          (0%)
Putnam Growth
  Portfolio.........  19,043,922.352  18,535,326.492  (97%)       --          (0%)   508,595.860     (3%)      --          (0%)
Real Estate
  Portfolio.........   5,808,704.384   5,675,208.640  (98%)       --          (0%)   133,495.744     (2%)      --          (0%)
Aggressive Growth
  Portfolio.........  10,400,737.554   9,248,952.905  (89%)     579,422.322   (6%)   572,362.327     (6%)      --          (0%)
International Growth
  and Income
  Portfolio.........  10,856,498.181   9,565,111.606  (88%)       --          (0%)   291,453.872     (3%)  999,932.703     (9%)
Global Equities
  Portfolio.........  24,414,300.482  23,245,214.290  (95%)     701,752.433   (3%)   467,333.759     (2%)      --          (0%)
International
  Diversified
  Equities
  Portfolio.........  27,484,555.240  24,072,572.993  (88%)   2,468,612.083   (9%)   943,370.164     (3%)      --          (0%)
Emerging Markets
  Portfolio.........   4,897,362.519   3,724,928.682  (76%)       --          (0%)   171,480.100     (4%) 1,000,953.737   (20%)
Trust............... 449,023,824.778 411,582,967.755         21,463,161.366        13,976,809.099         2,000,886.558



    There were no persons who, as of the Record Date, were known to the Trust to have allocated contributions under annuity contracts beneficially owned by such person, such that, upon the pass through of voting rights by the Life Companies, they would have the right to give voting instructions with respect to more than 5% of the outstanding shares of the Trust or any Portfolio. To the knowledge of management, the Trustees and executive officers of the Trust, both individually and as a group, owned less than 1% of the outstanding shares of the Trust and each respective Portfolio as of the Record Date.



    The Life Companies, the holders of record shares of each Portfolio, are required to "pass through" to their contract owners the right to vote shares of each Portfolio. The Trust expects that the Life Companies will vote 100% of the shares of the Portfolios held by their respective separate accounts. The Life Companies will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the Proposals. Unmarked voting instructions from contract owners will be voted in favor of the proposals. The Life Companies, as record shareholders of each of the Portfolios, may adjourn the Meeting to the extent permitted by law, if necessary to obtain additional voting instructions from contract owners. The costs of preparing and distributing to contract owners additional proxy materials, if required in connection with any adjournment will be borne by the Adviser or affiliates of the Adviser.


    Approval of each proposal, except Proposals No. 1 and 7, with respect to each applicable Portfolio, requires the affirmative vote of a majority of the outstanding voting securities of that Portfolio. "Majority" for this purpose means more than 50% of the outstanding shares of the Portfolio. Each such proposal must be approved by shareholders of the respective Portfolio voting separately. Approval of a Proposal with respect to one Portfolio is not conditioned on approval by shareholders of any other Portfolio.

    For Proposal No. 1, the candidates receiving a majority of the votes cast at the Meeting will be elected. Approval of Proposal No. 7 requires a majority of the votes cast at the Meeting. Shareholders of all Portfolios of the Trust vote together as a single class with respect to Proposal Nos. 1 and 7.

    All information in the Proxy Statement about the current and proposed subadvisers to the Portfolios (each, a "Subadviser" and collectively, the "Subadvisers") has been provided by each respective Subadviser. All information in the Proxy Statement about SAAMCo and the Life Companies has been provided by SAAMCo and the Life Companies, respectively. All information in the Proxy Statement about American International Group, Inc. ("AIG") has been provided by AIG.

    The Trustees do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the proxies named by the shareholders will vote on such matters in their discretion.

                            ------------------------

                           ELECTION OF FOUR TRUSTEES

                                 PROPOSAL NO. 1

INTRODUCTION

    On August 19, 1998, SunAmerica Inc. ("SunAmerica") and AIG entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which SunAmerica will merge with and into AIG (the "Merger") with AIG as the corporation surviving the Merger. Under the terms of the Merger Agreement, each share of common stock, $1.00 par value per share, of SunAmerica outstanding at the effective time of the Merger will be converted into 0.855 shares of common stock, $2.50 par value per share, of AIG. SunAmerica and AIG expect that the closing of the Merger (the "Closing") will take place during either the last quarter of 1998 or the first quarter of 1999.

    The Merger is subject to certain regulatory approvals and other customary conditions as well as to the approval of the Merger by the stockholders of SunAmerica and AIG. Shareholders of the Trust are not being asked to vote on the Merger of SunAmerica and AIG.

SECTION 15(f) OF THE 1940 ACT

    Section 15(f) of the 1940 Act provides that an investment adviser (such as SAAMCo) to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor; and
(2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

    Consistent with the first condition of Section 15(f), SunAmerica and AIG have agreed in the Merger Agreement that, for a period of three years after the Closing, they will not take or recommend any action that would cause more than 25% of the Trustees of the Trust to be interested persons of the entity acting as the Trust's investment adviser.

    With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

    In the Merger Agreement, SunAmerica and AIG have agreed not to take or recommend any action that would constitute an unfair burden on the Trust or the Portfolios within the meaning of Section 15(f).

INFORMATION REGARDING NOMINEES


    At a meeting held on October 15, 1998, the Trustees, including all of those Trustees who are not interested persons of SunAmerica, AIG or any Subadviser (the "Disinterested Trustees"), unanimously nominated the four persons described below for election as Trustees, to take office effective upon their election. Three of the nominees are currently Trustees of the Trust. The Board of Trustees currently consists of five members, two of whom will resign effective upon the election of the nominees listed in this

Proxy Statement, to ensure that at least 75% of the Board will consist of Trustees who are not interested persons of SunAmerica, AIG or any Subadviser. If elected, each will serve until his or her successor is duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the election of each of the nominees named below, each of whom has consented to be a nominee.

    If any of the nominees become unavailable for election as a Trustee before the meeting, proxies will be voted for the other persons that the Trustees recommend.

    Biographical data concerning all nominees is listed below.

    PRINCIPAL OCCUPATION AND OTHER INFORMATION


    The nominee designated by an asterisk (*), James K. Hunt, is an "interested person," as that term is defined in the 1940 Act, of the Adviser because Mr. Hunt is an officer of affiliates of the Adviser.


    Unless otherwise noted, the address of each individual listed below is 1 SunAmerica Center, Los Angeles, California, 90067-6022.


                                                  POSITION                    PRINCIPAL OCCUPATION(S)
NAME, AGE, AND ADDRESS                         WITH THE TRUST                 DURING PAST FIVE YEARS
------------------------------------  ---------------------------------  ---------------------------------
James K. Hunt, *47..................  Trustee, Chairman and President    Executive Vice President,
                                      of the Trust (since 1994)          SunAmerica Investments, Inc.
                                                                         (1993 to present); President,
                                                                         SunAmerica Corporate Finance
                                                                         (since January 1994); Trustee,
                                                                         Anchor Pathway Fund ("APF") and
                                                                         Seasons Series Trust ("Seasons").

Monica C. Lozano, 42................  Trustee Nominee                    Associate Publisher, LA OPINION
 3257 Purdue Avenue                                                      (newspaper publishing concern)
 Los Angeles, CA 90066                                                   since 1995; Director, First
                                                                         Interstate Bank of California
                                                                         from 1994-1996; Editor, LA
                                                                         OPINION from 1991-1995.

                                                  POSITION                    PRINCIPAL OCCUPATION(S)
NAME, AGE, AND ADDRESS                         WITH THE TRUST                 DURING PAST FIVE YEARS
------------------------------------  ---------------------------------  ---------------------------------
Allan L. Sher, 67...................  Trustee (since 1997)               Retired; Trustee, APF and
                                                                         Seasons.

William M. Wardlaw, 51..............  Trustee (since 1997)               Principal, Freeman Spogli & Co.
                                                                         (investment banking)
                                                                         (1988-Present), Vice President
                                                                         and Director, MCC International
                                                                         Holdings (cable) (since April
                                                                         1998); Director/ Trustee, AV
                                                                         Development Corp. (homebuilding)
                                                                         (since 1994); MCC International
                                                                         Holdings, Ltd. (cable) (since
                                                                         1995), AFC Enterprises, Inc.
                                                                         (quick service restaurants)
                                                                         (since 1996), Catholic Charities
                                                                         of Los Angeles (since 1994), The
                                                                         Pantry, Inc. (convenience store
                                                                         chain) (since April 1998);
                                                                         Formerly Director/Trustee,
                                                                         Calmar, Inc. (plastic dispenser
                                                                         manufacturing) (1988-1998),
                                                                         Buttrey Food and Drug Stores
                                                                         (supermarket chain) (1990-1998),
                                                                         Koll Real Estate Services, Inc.
                                                                         (real estate services)
                                                                         (1994-1996); Trustee, APF and
                                                                         Seasons.


    The Trustees met 5 times during the fiscal year ended November 30, 1997. The incumbents attended 93% of the aggregate number of meetings of the Trustees. The Board of Trustees does not have a standing audit, nominating or compensation committee.

EXECUTIVE OFFICERS OF THE TRUST

    Currently, the principal executive officers of the Trust are all officers and/or employees of Anchor National or its affiliates. The principal executive officers of the Trust are expected to remain the same after the Closing.

    The following table sets forth certain information furnished by each of the current principal executive officers of the Trust who are not listed above as nominees.

    Unless otherwise noted, the address of each individual listed below is 1 SunAmerica Center, Los Angeles, California 90067-6022.


                                                                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                     POSITION WITH THE TRUST                  DURING PAST FIVE YEARS
---------------------------------  --------------------------------------  --------------------------------------
Scott L. Robinson, 52............  Senior Vice President, Treasurer and    Senior Vice President and Controller,
                                     Controller (since 1993)                 SunAmerica (since 1991); Senior Vice
                                                                             President of Anchor National (since
                                                                             1988); Senior Vice President,
                                                                             Treasurer and Controller, APF and
                                                                             Seasons; Joined SunAmerica in 1978.

Susan L. Harris, 41..............  Vice President, Counsel and Secretary   Senior Vice President (since November
                                     (since 1993)                            1995), Secretary (since 1995) and
                                                                             General Counsel--Corporate Affairs
                                                                             (since December 1994), SunAmerica;
                                                                             Senior Vice President and Secretary,
                                                                             Anchor National (since 1990); Vice
                                                                             President, Counsel and Secretary,
                                                                             APF and Seasons; Joined SunAmerica
                                                                             in 1985.

Peter C. Sutton, 34 .............  Vice President and Assistant Treasurer  Senior Vice President, SAAMCo (since
  The SunAmerica Center              (since October 1994)                    April 1997); Treasurer (since
  733 Third Avenue                                                           February 1996), SunAmerica Equity
  New York, New York 10017-3204                                              Funds, SunAmerica Income Funds and
                                                                             SunAmerica Money Market Funds, Inc.
                                                                             ("SunAmerica Mutual Funds" or
                                                                             "SAMF"), Anchor Series Trust ("AST")
                                                                             and Style Select Series, Inc.
                                                                             ("Style Select"); Vice President and
                                                                             Assistant Treasurer, APF (since
                                                                             October 1994) and Seasons (since
                                                                             April 1997); Formerly, Vice
                                                                             President, SAAMCo (1994-1997);
                                                                             Controller, SAMF and AST
                                                                             (1993-1996); Joined SAAMCo in 1990.

                                                                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                     POSITION WITH THE TRUST                  DURING PAST FIVE YEARS
---------------------------------  --------------------------------------  --------------------------------------
Robert M. Zakem, 40 .............  Vice President and Assistant Secretary  Senior Vice President, General Counsel
  The SunAmerica Center              (since September 1993)                  and Assistant Secretary, SAAMCo
  733 Third Avenue                                                           (since April 1993); Secretary and
  New York, New York 10017-3204                                              Chief Compliance Officer, SAMF and
                                                                             AST, (since 1993) Style Select
                                                                             (since 1996); Executive Vice
                                                                             President, General Counsel and
                                                                             Director, SunAmerica Capital
                                                                             Services, Inc. (since February
                                                                             1993); Vice President, General
                                                                             Counsel and Assistant Secretary,
                                                                             SunAmerica Fund Services, Inc.
                                                                             (since January 1994); Vice President
                                                                             and Assistant Secretary, APF (since
                                                                             September 1993) and Seasons (since
                                                                             April 1997).


    All officers of the Trust are elected annually and serve until their successors are elected and qualified.

REMUNERATION OF TRUSTEES AND OFFICERS

    The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of Anchor National or its affiliates. The Trust pays an annual fee of $7,000, plus $500 for each meeting attended, and expenses to each Trustee who is not an officer or employee of Anchor National or its affiliates for attendance at meetings of the Board of Trustees. The following table sets forth information summarizing the compensation of each of the Trustees for his services as Trustee for the fiscal year ended November 30, 1997.

                               COMPENSATION TABLE


                                                                                                          TOTAL
                                                                                                       COMPENSATION
                                                              PENSION OR                              FROM TRUST AND
                                           AGGREGATE      RETIREMENT BENEFITS     ESTIMATED ANNUAL     FUND COMPLEX
                                         COMPENSATION     ACCRUED AS PART OF       BENEFITS UPON         PAID TO
INDEPENDENT TRUSTEE                       FROM TRUST       TRUST'S EXPENSES          RETIREMENT         TRUSTEES*
---------------------------------------  -------------  -----------------------  ------------------  ----------------
Richards D. Barger**...................    $   9,000              --                     --             $   23,000
Frank L. Ellsworth***..................    $   2,250              --                     --             $    5,500
William M. Wardlaw.....................    $   6,250              --                     --             $   15,250
Norman J. Metcalfe**...................    $   9,000              --                     --             $   23,000
Allan L. Sher..........................    $   6,750              --                     --             $   17,500


------------------------

  * Information is as of November 30, 1997 for the three funds in the complex which pay fees to these Trustees (the Trust, APF and Seasons).

 ** Messrs. Barger and Metcalfe are currently Trustees. They are not standing for re-election.

*** Mr. Ellsworth served as a Trustee until January 1997.

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
              VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1

                            ------------------------


      APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY AND MANAGEMENT
                     AGREEMENT BETWEEN THE TRUST AND SAAMCO
                     ON BEHALF OF THE FOLLOWING PORTFOLIOS:


                                CASH MANAGEMENT
                                 CORPORATE BOND
                                  GLOBAL BOND
                                HIGH-YIELD BOND
                             WORLDWIDE HIGH INCOME
                              SUNAMERICA BALANCED
                                ASSET ALLOCATION
                                    UTILITY
                                 GROWTH-INCOME
                                FEDERATED VALUE
                                 VENTURE VALUE
                             "DOGS" OF WALL STREET
                                ALLIANCE GROWTH
                                 PUTNAM GROWTH
                                  REAL ESTATE
                               AGGRESSIVE GROWTH
                        INTERNATIONAL GROWTH AND INCOME
                                GLOBAL EQUITIES
                       INTERNATIONAL DIVERSIFIED EQUITIES
                                EMERGING MARKET

                                 PROPOSAL NO. 2


    The Board of Trustees of the Trust is submitting for approval by the shareholders of each Portfolio, a new investment advisory and management agreement (the "New Advisory Agreement") between the Trust, on behalf of each applicable Portfolio, and SAAMCo, the terms of which are identical in all material respects to the current investment advisory and management agreement with respect to each applicable Portfolio (the "Existing Advisory Agreement"). This Proposal does not, however, relate to the Growth Phoenix and Balanced Phoenix Portfolios, which are discussed separately in Proposal No. 5.



    As required by the 1940 Act, the Existing Advisory Agreement provides for automatic termination upon assignment. The Closing of the Merger will constitute an assignment, as that term is defined in the 1940 Act, of the Existing Advisory Agreement, and, consequently, its termination. Accordingly, a New Advisory Agreement with SAAMCo to take effect upon the Closing is being proposed for approval by the shareholders of each applicable Portfolio, even though the agreement will be identical in all material respects to, and essentially a continuation of, the Existing Advisory Agreement with SAAMCo. (The Existing Advisory Agreement and New Advisory Agreement are sometimes collectively referred to as the "Advisory Agreements.")


    In addition, each of the current subadvisory agreements (each, an "Existing Subadvisory Agreement" and together, the "Existing Subadvisory Agreements") between SAAMCo and the respective Subadviser to each Portfolio provides for termination upon termination of the Existing Advisory Agreement. Accordingly, each of the Existing Subadvisory Agreements will also terminate upon the Closing of the Merger. New Subadvisory Agreements are therefore also being separately proposed for approval by shareholders and are described in Proposal No. 3.

    Although it is anticipated that the Closing will take place subsequent to the shareholders' consideration and vote upon this Proposal No. 2 regarding the New Advisory Agreement, Proposal No. 3 regarding New Subadvisory Agreements, and Proposal No. 5 relating to the Phoenix Growth and Phoenix Balanced Portfolios (to the extent described in such proposal), it is possible that due to unforeseen delays in the holding of the Meeting, the Closing will occur first. If the Closing were to occur prior to the shareholders' vote upon such Proposals, there would technically be a termination of the Existing Advisory and Subadvisory Agreements (collectively, the "Existing Agreements"). To ensure the uninterrupted receipt by the Portfolios of investment advice and management services, SAAMCo and the Trust have applied for an exemptive order (the "Exemptive Order") from the Securities and Exchange Commission (the "SEC") that would allow SAAMCo and the current Subadvisers to continue to provide services to the Portfolios, with the advisory and subadvisory fees being paid into escrow during the period between the termination of the Existing Agreements and shareholder approval of the New Agreements. The fees will be released from escrow and paid to SAAMCo and the Subadvisers, respectively, only if the shareholders approve, respectively, Proposal Nos. 2, 3 and 5. There can be no assurance that the SEC will grant the requested Exemptive Order.


    Shareholders of Alliance Growth are also being asked, in addition, to approve certain changes to its advisory and subadvisory arrangements. These changes are described in Proposal No. 4 and are not related to the Merger between SunAmerica and AIG.


APPROVAL OF THE NEW ADVISORY AGREEMENT


    As described below, the Trustees are proposing that shareholders of each Portfolio approve a New Advisory Agreement with SAAMCo and, as described in Proposal No. 3, in connection therewith, new subadvisory agreements between SAAMCo and each Subadviser (each a "New Subadvisory Agreement," together the "New Subadvisory Agreements" and together with the New Advisory Agreements, the "New Agreements"), to become effective as of the Closing. A description of the New Advisory Agreements and the services to be provided by SAAMCo is set forth below. This description is qualified in its entirety by reference to the form of the New Advisory Agreement attached to this Proxy Statement as Exhibit A.


    As more fully described below, the proposed New Advisory Agreement, including advisory fees, is identical in all material respects to the Existing Advisory Agreement. The New Advisory Agreement differs from the Existing Advisory Agreement only with respect to the effective dates.


    At a meeting held on October 15, 1998, the Trustees, including all of the Disinterested Trustees, unanimously approved the New Agreements. In connection with this approval, the Trustees considered that the terms of the Merger Agreement do not contemplate any changes in the overall form of the advisory and subadvisory contracts, the advisory fees, or any of the Portfolio's objectives or policies. Among other things, the Trustees considered the fact that although ultimate ownership of SAAMCo's parent company will change, senior officers of SAAMCo had assured the Trustees that there would be no change in the personnel providing services to the Trust and its applicable Portfolios and no diminution in the nature or quality of those services. Senior officers of SAAMCo also informed the Trustees that they did not foresee any changes in the day-to-day operations of SAAMCo as a result of the Merger. As part of their deliberations, the Trustees also took into account the following, among other factors: the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by SAAMCo; the amount and structure of investment advisers' fees generally and the fees payable under the New Agreements; and the organizational capability and financial condition of SAAMCo and its affiliates.

    The Trustees also took into account the financial strength of AIG, the management, personnel and operations of AIG, the commitment of AIG to the financial services industry, and the proposed structure of the Merger. The Trustees based their determinations in this regard on discussions with representatives of AIG at the meeting and a review of materials provided by AIG in connection with the meeting. The Trustees also considered the additional resources that were likely to be available to SAAMCo following the Closing.

RECOMMENDATION OF THE BOARD OF TRUSTEES


    Based on the considerations set forth above, the Trustees, including all of the Disinterested Trustees, unanimously determined that it was necessary and in the best interests of each applicable Portfolio and its shareholders to enter into the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders.


INFORMATION ABOUT THE ADVISER


    SAAMCO. SAAMCo is a Delaware corporation and an indirect, wholly owned subsidiary of Anchor National, which is an indirect wholly owned subsidiary of SunAmerica, an investment grade financial services company with approximately $55 billion in assets. SAAMCo provides investment advice and management services to the Trust, other mutual funds and private accounts. As of June 30, 1998, SAAMCo managed, advised or administered assets of more than $15 billion. The address of SAAMCo is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The principal business address of Anchor National and SunAmerica is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. SAAMCo is the investment adviser to other investment companies as indicated in Exhibit B.


    The following chart lists the principal executive officers and directors of SAAMCo and their principal occupations, if different from their positions with
SAAMCo:

NAME                                         POSITION WITH SAAMCO AND PRINCIPAL OCCUPATION
-----------------------  --------------------------------------------------------------------------------------

Peter A. Harbeck         President, Chief Executive Officer and Director

Susan L. Harris          Secretary and Director; Senior Vice President, General Counsel-Corporate Affairs and
                           Secretary, SunAmerica; Senior Vice President, Director and Secretary, Anchor
                           National and First SunAmerica

Jay S. Wintrob           Director; Vice Chairman and Director of SunAmerica; Executive Vice President and
                           Director of Anchor National and First SunAmerica

P. Christopher Leary     Executive Vice President and Director of Fixed Income

J. Steven Neamtz         Executive Vice President

Per Furmark              Senior Vice President

Vorise Midgette          Senior Vice President

Peter C. Sutton          Senior Vice President

Robert M. Zakem          Senior Vice President, General Counsel and Assistant Secretary

    The business address of each of the above listed persons other than Ms. Harris and Mr. Wintrob is The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. The business address of Ms. Harris and Mr. Wintrob is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. In addition, Ms. Harris also serves as Vice President, Counsel and Secretary to the Trust; Mr. Sutton serves as Vice President and Assistant Treasurer of the Trust and Mr. Zakem serves as Vice President and Assistant Secretary of the Trust.

    Pursuant to the Existing Advisory Agreement dated as of September 16, 1992, as amended from time to time, SAAMCo has agreed to provide investment management, advisory and administrative services to the Trust. The Existing Advisory Agreement was last submitted to shareholders of the Trust on February 9, 1993, for the purpose of obtaining the initial shareholder approval. An amendment to the Existing Advisory Agreement was submitted to shareholders of one Trust Portfolio on March 21, 1997.



    The annual advisory fees which SAAMCo is entitled to receive from the applicable Portfolios, and which will be payable to SAAMCo following the Closing provided the New Agreements are approved by the shareholders of the applicable Portfolios, is set forth below in the section entitled "Information About the New Advisory Agreement."


    AIG. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. Its member companies write property, casualty, marine, life and financial services insurance in approximately 130 countries and jurisdictions. At December 31, 1997, AIG and its subsidiaries had approximately 40,000 employees.

    AIG, through its subsidiaries, is also engaged in a range of financial services activities. AIG's asset management operations are carried out primarily by AIG Global Investment Group, Inc., a direct wholly owned subsidiary of AIG, and its affiliates (collectively, "AIG Global"). AIG Global manages the investment portfolios of various AIG subsidiaries, as well as third party assets, and is responsible for product design and origination, marketing and distribution of third party asset management products, including offshore and private investment funds and direct investment. As of June 30, 1998, AIG Global managed more than $86 billion of assets, of which approximately $10.8 billion represented assets of unaffiliated third parties. AIG Capital Management Corp., an indirect wholly owned subsidiary of AIG Global Investment Group, Inc., serves as investment adviser to The AIG Money Market Fund, a separate series of The Advisors' Inner Circle Fund, a registered investment company. In addition, AIG Global Investment Corp., an AIG Global group company, serves as the sub-investment adviser to an unaffiliated registered investment company. AIG companies do not otherwise provide investment advice to any registered investment companies.

    AIG's common stock is listed on the New York Stock Exchange, as well as the stock exchanges in London, Paris, Switzerland and Tokyo. For 1997, AIG reported net income of $3.3 billion on revenues of $30.6 billion. Total assets at December 31, 1997 were $164.0 billion. For the six months ended June 30, 1998, AIG reported net income of $1.8 billion on revenues of $15.8 billion, and period-end total assets of $176.1 billion. AIG's headquarters are located at 70 Pine Street, New York, New York 10270.


INFORMATION ABOUT THE NEW ADVISORY AGREEMENT


    As stated above, the form of the New Advisory Agreement is annexed to this Proxy Statement as Exhibit A.


    The New Advisory Agreement is identical in all material respects to the Existing Advisory Agreement, and provide that SAAMCo shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SAAMCo's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreements, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SAAMCo or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

    The Advisory Agreements provide that as compensation for its services, SAAMCo will receive from the Trust a fee, accrued daily and payable monthly, based on the net assets of each applicable Portfolio. The following table sets forth the rate of the advisory fee payable by each applicable Portfolio under the Advisory Agreements and the total advisory fees received by SAAMCo from each applicable Portfolio pursuant to the Existing Advisory Agreement for the fiscal year ended November 30, 1997.


    The annual rate of the advisory fees under the New Advisory Agreement is the same rate that was in effect under the Existing Advisory Agreement.


                                 ADVISORY FEES

                                                   ADVISORY FEE                          FISCAL YEAR END
PORTFOLIO                             (AS A PERCENTAGE OF DAILY NET ASSETS)             NOVEMBER 30, 1997
-----------------------------------  ----------------------------------------  -----------------------------------
Cash Management                          .55% on first $100 million                      $       718,297
                                         .50% on next $200 million
                                         .45% thereafter

Corporate Bond                           .70% on first $50 million                       $       325,988
                                         .60% on next $100 million
                                         .55% on next $100 million
                                         .50% thereafter

Global Bond                              .75% on first $50 million                       $       550,533
                                         .65% on next $100 million
                                         .60% on next $100 million
                                         .55% thereafter

High-Yield Bond                          .70% on first $50 million                       $     1,000,566
                                         .65% on next $100 million
                                         .60% on next $100 million
                                         .55% thereafter

Worldwide High Income                    1.00% of net assets                             $       915,682

SunAmerica Balanced                      .70% on first $50 million                       $       178,845
                                         .65% on next $100 million
                                         .60% on next $150 million
                                         .55% on next $200 million
                                         .50% thereafter

Asset Allocation                         .75% on first $50 million                       $     2,556,963
                                         .65% on next $100 million
                                         .60% on next $100 million
                                         .55% thereafter

Utility                                  .75% on first $150 million                      $       100,647
                                         .60% on next $350 million
                                         .50% thereafter

                                                     ADVISORY FEE                   FISCAL YEAR END
PORTFOLIO                               (AS A PERCENTAGE OF DAILY NET ASSETS)      NOVEMBER 30, 1997
-------------------------------------  ----------------------------------------  ----------------------

Growth-Income                              .70% on first $50 million                 $    2,784,063
                                           .65% on next $100 million
                                           .60% on next $150 million
                                           .55% on next $200 million
                                           .50% thereafter

Federated Value                            .75% on first $150 million                $      237,339
                                           .60% on next $350 million
                                           .50% thereafter

Venture Value                              .80% on first $100 million                $    5,952,702
                                           .75% on next $400 million
                                           .70% thereafter

"Dogs" of Wall Street                      .60% of net assets                         Not Applicable***

Alliance Growth                            .70% on first $50 million                 $    3,145,937
                                           .65% on next $100 million
                                           .60% on next $150 million
                                           .55% on next $200 million
                                           .50% thereafter

Putnam Growth**                            .85% on first $150 million                $    1,565,910
                                           .80% on next $150 million
                                           .70% thereafter

Global Equities                            .90% on first $50 million                 $    2,337,577
                                           .80% on next $100 million
                                           .70% on next $150 million
                                           .65% thereafter

International Diversified Equities         1.00% of net assets                       $    2,127,386

Aggressive Growth                          .75% on first $100 million                $      506,503
                                           .675% on next $150 million
                                           .625% on next $250 million
                                           .60% thereafter

Real Estate                                .80% on first $100 million                $      58,800*
                                           .75% on next $400 million
                                           .70% thereafter

International Growth and Income            1.00% on first $150 million               $     125,310*
                                           .90% on next $150 million
                                           .80% thereafter

Emerging Markets                           1.25% of net assets                       $      99,436*

For the fiscal year ended November 30, 1997, SAAMCo voluntarily waived fees or reimbursed expenses of the Utility Portfolio in the amount of $25,537. For the period June 2, 1997 (commencement of operations) through November 30, 1997, SAAMCo voluntarily waived fees or reimbursed expenses of each of the following
Portfolios: Real Estate Portfolio - $7,874; International Growth and Income Portfolio - $52,507; and Emerging Markets Portfolio - $55,614. Certain Portfolios had recoupments for the fiscal year ended November 30, 1997, and such recoupments, which are not included as part of the advisory fee in the above advisory fee table, were as follows: SunAmerica Balanced Portfolio - $9,879; Federated Value Portfolio - $16,677; and Aggressive Growth Portfolio - $3,186.

------------------------

  * For the period 6/2/97 (commencement of operations) through 11/30/97.

 ** Until April 15, 1997, the advisory agreement with respect to the Putnam
    Growth Portfolio provided for an advisory fee payable to SAAMCo at the following annual rates: .85% on the first $50 million of average daily net assets; .80% on the next $100 million; .70% on the next $100 million; .65% on the next $100 million; and .60% over $350 million. The advisory agreement relating to the Putnam Growth Portfolio was amended as of April 15, 1997 to provide for the annual fee rates reflected in the foregoing table.

*** The "Dogs" of Wall Street Portfolio commenced operations 4/1/98.


    Under the terms of the Advisory Agreements, SAAMCo shall not be liable to the Trust, or to any other person, for any act or omission by it in the course of, or connected with, rendering services under the Advisory Agreements, including, without limitation, any error of judgment or mistake of law or for any losses sustained by the Trust or to any other person, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.



    If approved by the shareholders, the New Advisory Agreement will continue in effect for a period of two years from the Closing, and from year to year thereafter as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the New Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The New Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The New Advisory Agreement also provides for automatic termination upon assignment.

BROKERAGE COMMISSIONS

    The following table sets forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions which were paid to affiliated broker-dealers of such Portfolios for the fiscal year ended November 30, 1997.

                             BROKERAGE COMMISSIONS

                                                                                                AMOUNT PAID TO
                                                                                                  AFFILIATED
                                                                              AGGREGATE       BROKER-DEALERS AS A
                                                               AGGREGATE    AMOUNT PAID TO       PERCENTAGE OF
                                                               BROKERAGE      AFFILIATED     PORTFOLIO'S AGGREGATE
PORTFOLIO                                                     COMMISSIONS   BROKER-DEALERS   BROKERAGE COMMISSIONS
------------------------------------------------------------  ------------  --------------  -----------------------
Cash Management.............................................       --             --                  --
Global Bond.................................................       --             --                  --
Corporate Bond..............................................       --             --                  --
High-Yield Bond.............................................   $       90         --                  --
Worldwide High Income.......................................       --             --                  --
SunAmerica Balanced.........................................   $   73,801         --                  --
Balanced/Phoenix Investment Counsel.........................   $  153,408         --                  --
Asset Allocation............................................   $  618,233     $   77,151               12.48%
Utility.....................................................   $   40,772         --                  --
Growth-Income...............................................   $  547,081         --                  --
Federated Value.............................................   $   77,121         --                  --
Venture Value...............................................   $  634,966     $   87,696               13.81%
Alliance Growth.............................................   $1,020,216         --                  --
Growth/Phoenix Investment Counsel...........................   $  731,747     $    1,220                 .17%
Putnam Growth (formerly Provident Growth)...................   $  241,968     $      920                 .38%
Real Estate*................................................   $   53,466         --                  --
Global Equities.............................................   $1,376,002         --                  --
International Diversified Equities..........................   $  269,652         --                  --
Aggressive Growth...........................................   $  251,919         --                  --
International Growth and Income*............................   $  120,957         --                  --
Emerging Markets*...........................................   $   80,600         --                  --

------------------------

* For the period June 2, 1997 (commencement of operations) through November 30, 1997.

               THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                     SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2

    If Proposal No. 2 is not approved by the shareholders of any Portfolio and the Closing of the Merger is not effectuated, the Trustees will determine the appropriate actions to be taken with respect to such Portfolio's advisory arrangements at that time.

                            ------------------------

             APPROVAL OR DISAPPROVAL OF NEW SUBADVISORY AGREEMENTS

                                 PROPOSAL NO. 3

    The Board of Trustees of the Trust is submitting for approval by the shareholders of Corporate Bond, Global Bond, Worldwide High Income, Asset Allocation, Utility, Growth-Income, Federated Value, Venture Value, Alliance Growth, Putnam Growth, Real Estate, International Growth and Income, Global Equities, International Diversified Equities and Emerging Markets, a New Subadvisory Agreement between SAAMCo and each Subadviser, the terms of which are identical in all material respects to each Existing Subadvisory Agreement.

    As described above in Proposal No. 2, each Existing Subadvisory Agreement will terminate automatically upon termination of the Existing Advisory Agreement. Accordingly, New Subadvisory Agreements between SAAMCo and each Subadviser to take effect upon the Closing are being proposed for approval by the shareholders of each applicable Portfolio, even though those agreements will be identical in all material respects to, and essentially a continuation of, the Existing Subadvisory Agreements between SAAMCo and the respective Subadviser. (The Existing Subadvisory Agreements and the New Subadvisory Agreements are hereinafter sometimes collectively referred to as the "Subadvisory Agreements.")

    New subadvisory agreements are being proposed for approval by shareholders of Growth Phoenix and Balanced Phoenix. These new subadvisory agreements are described in Proposal No. 5.

    Shareholders of Alliance Growth are also being asked, in addition, to approve certain changes with respect to its advisory and subadvisory arrangements. These changes are described in Proposal No. 4 and are not related to the Merger between SunAmerica and AIG.

APPROVAL OF THE NEW SUBADVISORY AGREEMENTS

    As described below, the Trustees are proposing that shareholders of each applicable Portfolio approve a New Subadvisory Agreement between SAAMCo and the respective Portfolio's Subadviser, to become effective as of the Closing. A description of the New Subadvisory Agreements and the services to be provided by the Subadvisers is set forth below. This description is qualified in its entirety by reference to the New Subadvisory Agreements attached to this Proxy Statement as Exhibits C-1 - C-7.

    As more fully described below, the proposed New Subadvisory Agreements, including subadvisory fees, are identical in all material respects to the Existing Subadvisory Agreements. The New Subadvisory Agreements differ from the Existing Subadvisory Agreements only with respect to the effective dates.

    At a meeting held on October 15, 1998, the Board of Trustees, including all the Disinterested Trustees, unanimously approved the New Subadvisory Agreements. In determining to approve the New Subadvisory Agreements, the Board of Trustees evaluated the factors they deemed relevant with respect to each applicable Portfolio, including the factors described in Proposal No. 2 with respect to the New Advisory Agreements. In addition, the Trustees considered the fact that the terms of the Merger Agreement do not contemplate any changes in the overall form of the subadvisory contracts or subadvisory fees and that the Merger will have no effect with respect to the operations of any of the Subadvisers, since they are independent of SAAMCo.

RECOMMENDATION OF THE BOARD OF TRUSTEES

    Based on the considerations set forth above, the Trustees, including all of the Disinterested Trustees, unanimously determined that it was necessary and in the best interests of each applicable Portfolio and its shareholders to enter into the New Subadvisory Agreements and to recommend approval of the New Subadvisory Agreements by shareholders.

INFORMATION ABOUT THE SUBADVISERS


    ALLIANCE CAPITAL MANAGEMENT L.P. The subadviser for the Growth-Income, Alliance Growth and Global Equities Portfolios is Alliance. Alliance, a Delaware limited partnership, supervises client accounts with assets totaling over $262.5 billion as of June 30, 1998. As of that date, Alliance was retained as an investment manager of employee benefit fund assets for 32 of the Fortune 100 companies. Its principal office is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance does not manage an investment company with similar investment objectives as the Growth-Income or Global Equities

Portfolios. Alliance is the investment adviser to other investment companies having similar investment objectives to Alliance Growth as indicated in Exhibit D.



    Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance. The names, positions with ACMC and principal occupations of the persons who are its principal executive officers and its directors are as shown below. Unless otherwise indicated, the business address of each such person is 1345 Avenue of the Americas, New York, New York.



NAME AND ADDRESS                                               POSITION WITH ACMC AND PRINCIPAL OCCUPATION
-----------------------------------------------------  -----------------------------------------------------------

Dave Harrell Williams ...............................  Chairman of the Board of Directors and Chief Executive
                                                       Officer

Benjamin Duke Holloway ..............................  Director, ACMC; Financial Consultant

Claude Bebear .......................................  Director, ACMC; Chairman and Chief Executive Officer,
AXA-UAP                                                AXA-UAP
23 Avenue Matignon
Paris, France 75008

Denis Duverne .......................................  Director; Senior Vice President
AXA-UAP                                                International Life; AXA-UAP
23 Avenue Matignon
Paris, France 75008

Frank Savage ........................................  Director and Senior Vice President

Luis Javier Bastida .................................  Director; Chief Financial Officer and Member of the
Banco Bilbao Vizcaya                                   Executive Committee, Banco Bilbao Vizcaya
Plaza San Nicolas
1-Bilbao, Spain

Henri de la Croix de Castries .......................  Director; Senior Executive Vice President--Financial
AXA-UAP                                                Services, AXA-UAP
23 Avenue Matignon
Paris, France 75008

Kevin C. Dolan ......................................  Director; Senior Vice President, AXA-UAP
AXA-UAP
23 Avenue Matignon
Paris, France 75008

Herve Hatt ..........................................  Director; Executive, AXA-UAP
AXA-UAP
23 Avenue Matignon
Paris, France 75008

Reba White Williams .................................  Director and Special Projects, ACMC; Art Historian

Peter D. Noris ......................................  Director; Executive Vice President and Chief Investment
The Equitable Life Assurance Society                   Officer, The Equitable Life Assurance Society of the U.S.
787 Seventh Avenue
New York, NY 10019

Robert Bruce Zoellick ...............................  Director; John M. Olin Professor in National Society
The U.S. Naval Academy                                 Affairs, U.S. Naval Academy

NAME AND ADDRESS                                               POSITION WITH ACMC AND PRINCIPAL OCCUPATION
-----------------------------------------------------  -----------------------------------------------------------
Donald Hood Brydon ..................................  Director; Chairman and Chief Executive Officer, AXA
AXA Investment Managers S.A.                           Investment Managers, S.A.
20 Lincoln's Inn Fields
London, England

Edward D. Miller ....................................  Director; President and Chief Executive Officer, The
The Equitable Companies Incorporated                   Equitable Companies Incorporated; Chairman and Chief
787 Seventh Avenue                                     Executive Officer, The Equitable Life Assurance Society of
New York, NY 10019                                     the U.S.

Stanley B. Tullin ...................................  Director; Executive Vice President and Chief Investment
The Equitable Companies Incorporated                   Officer, The Equitable Companies Incorporated; Vice
787 Seventh Avenue                                     Chairman and Chief Financial Officer, The Equitable Life
New York, NY 10019                                     Assurance Society

Michael Hegarty .....................................  Director; Vice Chairman and Chief Operations Officer, The
The Equitable Companies Incorporated                   Equitable Companies Incorporated; President, Chief
787 Seventh Avenue                                     Operations Officer, and Director, The Equitable Life
New York, NY 10019                                     Assurance Society

John D. Carifa ......................................  Director, Vice Chairman and Chief Operations Officer

Bruce Williams Calvert ..............................  Director, Vice Chairman and Chief Investment Officer

Alfred Harrison .....................................  Director and Vice Chairman
Alliance
601 Second Avenue South
Suite 500
Minneapolis, MN 55402


    DAVIS SELECTED ADVISERS, L.P. The Subadviser of the Venture Value and Real Estate Portfolios is Davis, 124 East Marcy Street, Santa Fe, New Mexico 87501. Venture Advisers, Inc. is the sole General Partner of the limited partnership, which, in turn, is controlled by Shelby M.C. Davis. Davis provides advisory services to other investment companies. As of February 28, 1998, Davis had over $16.58 billion of assets under management. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Advisers--NY, Inc., a wholly owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it. Davis is the investment adviser to other investment companies having a similar objective to the Venture Value and Real Estate Portfolios as indicated in Exhibit E.

    The names, positions with Davis and principal occupations of the persons who are its principal executive officers and its directors are as shown below. Unless otherwise indicated, the business address of each such person is 124 East Marcy Street, Santa Fe, New Mexico 87501.


NAME AND ADDRESS                                POSITION WITH DAVIS AND PRINCIPAL OCCUPATION
--------------------------------------------  ------------------------------------------------
Shelby M.C. Davis ..........................  Chairman and Chief Executive Officer

Christopher C. Davis .......................  Vice Chairman
609 5th Avenue
New York, New York 10017

Andrew Davis ...............................  President

Kenneth C. Eich ............................  Chief Operating Officer



    FEDERATED INVESTMENT COUNSELING. The Subadviser for the Corporate Bond, Utility and Federated Value Portfolios is Federated, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated is a wholly owned subsidiary of Federated Investors, Inc. ("FII"), and together with other subsidiaries of Federated Investors, Inc., serves as investment adviser to a number of investment companies and private accounts. With over $157 billion invested across more than 300 funds under management and/or administration as of September 30, 1998, Federated Investors, Inc. is one of the largest mutual fund investment managers in the U.S. Federated is the investment adviser to other investment companies having a similar objective to the Corporate Bond, Utility and Federated Value Portfolios as indicated in Exhibit F.


    The names, positions with Federated and principal occupations of the persons who are its principal executive officers and its directors are as shown below. Unless otherwise indicated, the business address of each such person is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.


NAME AND ADDRESS                              POSITION WITH FEDERATED AND PRINCIPAL OCCUPATION
--------------------------------------------  ------------------------------------------------
John F. Donahue ............................  Trustee; Chairman, FII

J. Christopher Donahue .....................  Trustee; President and Chief Executive Officer,
                                              FII

John W. McGonigle ..........................  Trustee; Executive Vice President and Secretary,
                                              FII

Mark D. Olson ..............................  Trustee; Attorney, Wilson, Halbrook & Bayard
107 West Market Street
Georgetown, DE 19947

John B. Fisher .............................  President

William D. Dawson, III .....................  Executive Vice President

J. Thomas Madden ...........................  Executive Vice President

Henry A. Frantzen ..........................  Executive Vice President

Edward C. Gonzales .........................  Vice President

Stephen A. Keen ............................  Vice President and Secretary; General Counsel,
                                              FII

Thomas R. Donahue ..........................  Treasurer, Chief Financial Officer and Assistant
                                              Treasurer

    GOLDMAN SACHS ASSET MANAGEMENT. The Subadviser for the Asset Allocation Portfolio is GSAM, a separate operating division of Goldman, Sachs & Co. Goldman, Sachs & Co. is a New York limited partnership with its principal offices at 85 Broad Street, New York, New York 10004.

    GSAM serves a wide range of clients including private and public pension funds, endowments, foundations, banks, thrifts, insurance companies, corporations, and private investors and family groups. The asset management services are divided into the following areas: institutional fixed income investment management; global currency management; institutional equity investment management; fund management; money market mutual fund management and administration; and private asset management. As of September 21, 1998, GSAM, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $167 billion in assets. GSAM is the investment adviser to other investment companies having a similar objective to the Asset Allocation Portfolio as indicated in Exhibit G.

    The names, positions with GSAM and principal occupations of the persons who are its principal executive officers and its directors are as shown below. Unless otherwise indicated, the business address of each such person is 85 Broad Street, New York, New York 10004.

    Goldman Sachs Asset Management is a separate operating division of Goldman, Sachs & Co., which is governed by an Executive Committee. The names, positions and principal occupations of the persons who comprise the Executive Committee are shown below. Unless otherwise indicated, the business address of each such person is 85 Broad Street, New York, New York 10004.


                                                                    POSITION WITH EXECUTIVE
                                                                    COMMITTEE AND PRINCIPAL
NAME AND ADDRESS                                                          OCCUPATION
---------------------------------------------------------------  -----------------------------
Jon S. Corzine ................................................  Chief Executive Officer;
                                                                 Investment Banking

Robert J. Hurst ...............................................  Managing Director; Investment
                                                                 Banking

Henry M. Paulson, Jr. .........................................  Chief Operating Officer;
                                                                 Investment Banking

John A. Thain .................................................  Chief Financial Officer;
85 Broad Street                                                  Investment Banking
New York, NY 10004 and
Peterborough Court
133 Fleet Street
London EC4A 2BB England

John L. Thornton ..............................................  Managing Director; Investment
Peterborough Court                                               Banking
133 Fleet Street
London EC4A 2BB England

Roy J. Zuckerberg .............................................  Managing Director; Investment
One New York Plaza                                               Banking
New York, NY 10004


David B. Ford and John P. McNulty are co-heads of Goldman Sachs Asset Management. Their business addresses are: One New York Plaza, New York, New York 10004.


    GOLDMAN SACHS ASSET MANAGEMENT-INTERNATIONAL. The Subadviser for the Global Bond Portfolio is GSAM-International, an affiliate of Goldman, Sachs & Co. Goldman, Sachs & Co. is a New York limited partnership with its principal offices at 85 Broad Street, New York, New York 10004.

    GSAM-International was organized in 1990 as a company with limited liability under the laws of England. It is authorized to conduct investment advisory business in the United Kingdom as a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization. GSAM and GSAM-International are able to draw on the research and market expertise of Goldman, Sachs & Co. in making investment decisions for the Portfolios for which they act as Subadviser. In performing their subadvisory services, GSAM and GSAM-International, while remaining ultimately responsible for the management of the Portfolios are able to draw upon the research and expertise of their affiliate offices, for portfolio decisions and management with respect to certain portfolio securities. GSAM-International is the investment adviser to other investment companies having a similar objective to the Global Bond Portfolio as indicated in Exhibit H.

    The names, positions with GSAM-International and principal occupations of the persons who are its principal executive officers and its directors are as shown below.


                                                                        POSITION WITH
                                                                   GSAM-INTERNATIONAL AND
NAME AND ADDRESS                                                    PRINCIPAL OCCUPATION
-------------------------------------------------------------  -------------------------------
David W. Blood ..............................................  Director; Investment Banking
Goldman Sachs Asset Management International
133 Fleet Street
London, EC4A 2BB, England

Paul C. Deighton ............................................  Director; Investment Banking
Goldman Sachs Asset Management International
133 Fleet Street
London, EC4A 2BB, England

David B. Ford ...............................................  Director and Chief Executive
One New York Plaza                                             Officer; Investment Banking
New York, NY 10004

John P. McNulty .............................................  Director; Investment Banking
One New York Plaza
New York, NY 10004

Gregory K. Palm .............................................  Director; Investment Banking

Theodore T. Sotir ...........................................  Director; Investment Banking
Goldman Sachs Asset Management International
Peterborough Court
133 Fleet Street
London, EC4A 2BB, England


    MORGAN STANLEY ASSET MANAGEMENT INC. The Subadviser of the Worldwide High Income and International Diversified Equities Portfolios is MSAM, 1221 Avenue of the Americas, New York, New York 10020. MSAM is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., and provides a broad range of portfolio management services to customers in the United States and abroad. As of February 28, 1998, MSAM, together with its affiliated institutional investment management companies, had approximately $154.6 billion of assets under management (inclusive of assets under fiduciary advisory control).

    Morgan Stanley Dean Witter & Co. is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. MSAM is the investment adviser to other investment companies having a similar objective to the Worldwide High Income and International Diversified Equities Portfolios as indicated in Exhibit I.

    The names, positions with MSAM and principal occupations of the persons who are its principal executive officers and its directors are as shown below. Unless otherwise indicated, the business address of each such person is 1221 Avenue of the Americas, New York, New York 10020.


NAME AND ADDRESS                               POSITION WITH MSAM AND PRINCIPAL OCCUPATION
-----------------------------------------  ---------------------------------------------------
Barton Michael Biggs.....................  Chairman, Director and Managing Director

James Michael Allwin.....................  President, Director and Managing Director

Marna Whittington........................  Chief Operating Officer and Managing Director

Dennis Garfield Sherva...................  Director and Managing Director

Alexander C. Frank.......................  Treasurer


    PUTNAM INVESTMENT MANAGEMENT, INC. The Subadviser of the Putnam Growth, International Growth and Income and Emerging Markets Portfolios is Putnam, a Massachusetts corporation with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. Putnam and its affiliates managed approximately $252 billion as of September 30, 1998. Putnam is a subsidiary of Putnam Investments, Inc., which, other than a minority interest owned by employees, is wholly owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam is the investment adviser to other investment companies having a similar objective to the Putnam Growth, International Growth and Income and Emerging Markets Portfolios as indicated in Exhibit J.

    The names, positions with Putnam and principal occupations of the persons who are its principal executive officers and its directors are as shown below. Unless otherwise indicated, the business address of each such person is One Post Office Square, Boston, Massachusetts.

NAME AND ADDRESS                              POSITION WITH PUTNAM AND PRINCIPAL OCCUPATION
-----------------------------------------  ---------------------------------------------------
Lawrence J. Lasser.......................  President, Chief Executive Officer and Director

George Putnam............................  Director and Chairman of the Putnam Funds

Gordon H. Silver.........................  Director, Senior Managing Director and Senior
                                           Administrative Officer

INFORMATION ABOUT THE NEW SUBADVISORY AGREEMENTS

    As stated above, the New Subadvisory Agreements are annexed to this Proxy Statement as Exhibits C-1 - C-7. Under each New Subadvisory Agreement, which is identical in all material respects to each respective Portfolio's Existing Subadvisory Agreement, the Subadviser will manage the investment and reinvestment of the assets of the respective Portfolio for which it is responsible, subject to the oversight and review of SAAMCo. The Subadviser will determine in its discretion the securities to be purchased or sold, provide SAAMCo with records concerning its activities which SAAMCo or the Trust is required to maintain, and render regular reports to SAAMCo and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Each Subadviser is independent of SAAMCo and will discharge its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers' fees.

    The following table sets forth the fees that the Adviser pays each Subadviser under the Subadvisory Agreements on a monthly basis with respect to each applicable Portfolio for which the Subadviser performs services, computed on average daily net assets, at an annual rate, and the total subadvisory fees paid to the Subadviser pursuant to the Existing Subadvisory Agreement for the fiscal year ended November, 30, 1997.


    The rate of the subadvisory fees under the New Subadvisory Agreements is the same rate that was in effect under the Existing Subadvisory Agreements.

                                SUBADVISORY FEES


                                                             FEE (AS A PERCENTAGE           FISCAL YEAR END
SUBADVISER                        PORTFOLIO                  OF DAILY NET ASSETS)          NOVEMBER 30, 1997
-----------------------  ---------------------------  -----------------------------------  -----------------
Alliance                 Alliance Growth              .35% on first $50 million              $   1,280,957
                                                      .30% on next $100 million
                                                      .25% on next $150 million
                                                      .20% on next $200 million
                                                      .15% thereafter

                         Growth-Income                .35% on first $50 million              $   1,161,812
                                                      .30% on next $100 million
                                                      .25% on next $150 million
                                                      .20% on next $200 million
                                                      .15% thereafter

                         Global Equities              .50% on first $50 million              $   1,109,352
                                                      .40% on next $100 million
                                                      .30% on next $150 million
                                                      .25% thereafter

Davis                    Venture Value                .45% on first $100 million             $   3,126,351
                                                      .40% on next $400 million
                                                      .35% thereafter

                         Real Estate                  .45% on first $100 million             $      33,075*
                                                      .40% on next $400 million
                                                      .35% thereafter

GSAM                     Asset Allocation             .40% on first $50 million              $   1,088,896
                                                      .30% on next $100 million
                                                      .25% on next $100 million
                                                      .20% thereafter

GSAM-International       Global Bond                  .40% on first $50 million              $     281,015
                                                      .30% on next $100 million
                                                      .25% on next $100 million
                                                      .20% thereafter

MSAM                     Worldwide High Income        .65% on first $350 million             $     595,193
                                                      .60% thereafter

                         International Diversified    .65% on first $350 million             $   1,382,736
                         Equities                     .60% thereafter

                                                             FEE (AS A PERCENTAGE           FISCAL YEAR END
SUBADVISER                        PORTFOLIO                  OF DAILY NET ASSETS)          NOVEMBER 30, 1997
-----------------------  ---------------------------  -----------------------------------  -----------------
Federated                Corporate Bond               .30% on first $25 million              $     128,651
                                                      .25% on next $25 million
                                                      .20% on next $100 million
                                                      .15% thereafter

                         Federated Value              .55% on first $20 million              $     146,523
                                                      .35% on next $30 million
                                                      .25% on next $100 million
                                                      .20% on next $350 million
                                                      .15% thereafter

                         Utility                      .55% on first $20 million              $      73,542
                                                      .35% on next $30 million
                                                      .25% on next $100 million
                                                      .20% on next $350 million
                                                      .15% thereafter

Putnam                   International Growth and     .65% on first $150 million             $      81,451*
                         Income                       .55% on next $150 million
                                                      .45% thereafter

                         Emerging Markets             1.00% on first $150 million            $      79,549*
                                                      .95% on next $150 million
                                                      .85% thereafter

                         Putnam Growth                .50% on first $150 million             $     618,584
                                                      .45% on next $150 million
                                                      .35% thereafter

------------------------

* For the period 6/2/97 (commencement of operations) through 11/30/97.


    Under the terms of the Subadvisory Agreements, generally, the Subadvisers shall not be liable to the Adviser, the Trust or to any other person for any acts or omissions in the course of, or connected with, the services rendered under the respective agreements, including, without limitation, any error of judgment or mistake of law, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties and obligations thereunder.


    If approved by the Shareholders, each New Subadvisory Agreement will continue in effect for a period of two years from the Closing, and from year to year thereafter as to each applicable Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the New Subadvisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The New Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the New Advisory Agreement of the respective Portfolio. The New Subadvisory Agreements may be terminated by the Trust, the Adviser or the respective Subadviser upon the specified written notice contained in the Agreement.


    The Existing Subadvisory Agreement between SAAMCo and Alliance is dated as of September 21, 1992. The Existing Agreement between SAAMCo and GSAM is dated as of September 21, 1992. The Existing Subadvisory Agreement between SAAMCo and GSAM-International is dated as of September 21, 1992. The Existing Subadvisory Agreement between SAAMCo and Federated is dated as of April 18, 1996. The Existing Subadvisory Agreement between SAAMCo and Davis is dated as of October 15, 1996. The

Existing Subadvisory Agreement between SAAMCo and MSAM is dated as of October 28, 1994. The Existing Subadvisory Agreement between SAAMCo and Putnam is dated as of April 15, 1997. The Existing Subadvisory Agreements between SAAMCo and each of Alliance, GSAM and GSAM-International were last submitted to shareholders on February 9, 1993 for the purpose of obtaining the initial approval of the sole shareholder. The Existing Subadvisory Agreement between SAAMCo and Federated was last submitted to shareholders on June 3, 1996 for the purpose of obtaining the initial approval of the sole shareholder. The Existing Subadvisory Agreement between SAAMCo and Davis was last submitted to shareholders on June 2, 1997 for the purpose of obtaining the initial approval of the sole shareholder. The Existing Subadvisory Agreement between SAAMCo and MSAM was last submitted to shareholders on October 28, 1994 for the purpose of obtaining the initial approval of the sole shareholder. The Existing Subadvisory Agreement between SAAMCo and Putnam was last submitted to shareholders on April 15, 1997 for the purpose of obtaining the initial approval of the sole shareholder.


               THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                     SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3

    If Proposal No. 3 is not approved by the shareholders of any applicable Portfolio and the transactions contemplated by the Merger Agreement are otherwise consummated, the Trustees will determine the appropriate actions to be taken with respect to such applicable Portfolio's subadvisory arrangements at that time.

                            ------------------------

               APPROVAL OR DISAPPROVAL OF (a) AN AMENDMENT TO THE
              INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN
                               THE TRUST AND THE
                ADVISER AND (b) AN AMENDMENT TO THE SUBADVISORY
                   AGREEMENT BETWEEN THE ADVISER AND ALLIANCE
                        (ALLIANCE GROWTH PORTFOLIO ONLY)

                                 PROPOSAL NO. 4


    The Board of Trustees of the Trust is submitting for approval by the shareholders of the Alliance Growth Portfolio (a) an amendment to the investment advisory and management agreement between the Trust, on behalf of the Alliance Growth Portfolio, and the Adviser to revise the breakpoints in the fee payable by the Portfolio (the "Alliance Fee Amendment"), and (b) an amendment to the Subadvisory Agreement between the Adviser and Alliance (the "Alliance Subadvisory Agreement") to revise the breakpoints in the fee payable by the Adviser to Alliance (the "Alliance Subadvisory Fee Amendment" and together with the Alliance Fee Amendment, the "Alliance Amendments"). A copy of the Alliance Amendments are annexed as Exhibit K hereto. If approved by shareholders of the Alliance Growth Portfolio, the Alliance Amendments will take effect as soon as practicable thereafter. If the effective date of the Alliance Amendments occurs prior to the Closing of the Merger, the Alliance Amendments will amend the Existing Advisory and Subadvisory Agreements with respect to the Alliance Growth Portfolio. Subject to approval of the New Advisory and Subadvisory Agreements by Alliance Growth Portfolio shareholders in connection with the Merger, the Alliance Amendments will also amend the New Agreements. The Alliance Amendments are part of the same Proposal and will not be voted on separately by shareholders of the Alliance Growth Portfolio.


    As part of SAAMCo's oversight responsibilities pursuant to the Advisory Agreements, SAAMCo evaluates a Portfolio's performance in comparison to similar mutual funds and other market information, and oversees the continued performance of the Subadviser. At the October 15, 1998 Board meeting, the Board, including the Disinterested Trustees, unanimously approved a subadvisory fee increase for Alliance with respect to the Alliance Growth Portfolio, and a corresponding increase in the advisory fee payable to

SAAMCo so that the amount of advisory fee retained by SAAMCo would not be reduced to fund the Alliance increase. In determining to approve the Alliance Amendments, the Trustees considered the historical performance record of the Alliance Growth Portfolio, the rates generally charged by Alliance for its advisory services, the high quality of investment subadvisory services rendered by Alliance, and the importance of retaining a successful Subadviser. The Trustees also considered that Alliance had requested such a fee increase and that the fee increase reflects the rate agreed upon in arm's length bargaining between the Adviser and Alliance. The Trustees also considered that the benefits of the increase will inure solely to Alliance and not to SAAMCo.

RECOMMENDATION OF THE BOARD OF TRUSTEES

    Based upon the considerations set forth above, the Board of Trustees, including all of the Disinterested Trustees, unanimously determined that it was necessary and in the best interests of the Alliance Growth Portfolio and its shareholders to approve the Alliance Amendments, and to recommend approval of the Alliance Amendments by shareholders.

PROPOSED AND CURRENT ADVISORY AND SUBADVISORY FEES

    The following chart contains the proposed advisory fee to be payable by the Alliance Growth Portfolio to the Adviser pursuant to the Alliance Fee Amendment and the proposed subadvisory fee to be payable by the Adviser to Alliance pursuant to the Alliance Subadvisory Fee Amendment. In addition, the chart contains the fees payable under the investment advisory and management agreement and the Alliance Subadvisory Agreement as currently in effect. Fees are expressed as annual percentage rates of the average net assets of the Portfolio. As can be seen, the maximum fee rate payable to the Adviser or Alliance pursuant to the Alliance Amendments is not proposed to change. Rather, the proposed changes are the elimination of the last two breakpoints in each fee.

PROPOSED ADVISORY FEE TO THE ADVISER            CURRENT ADVISORY FEE TO THE ADVISER
----------------------------------------------  ----------------------------------------------
 .70% on first $50 million                       .70% on first $50 million
 .65% on next $100 million                       .65% on next $100 million
 .60% thereafter                                 .60% on next $150 million
                                                .55% on next $200 million
                                                .50% thereafter

PROPOSED SUBADVISORY FEE TO ALLIANCE            CURRENT SUBADVISORY FEE TO ALLIANCE
----------------------------------------------  ----------------------------------------------
 .35% on first $50 million                       .35% on first $50 million
 .30% on next $100 million                       .30% on next $100 million
 .25% thereafter                                 .25% on next $150 million
                                                .20% on next $200 million
                                                .15% thereafter

    The following chart contains the Portfolio's current fees and expenses borne directly or indirectly by shareholders as compared to the costs and expenses on a pro forma basis that would be borne directly or indirectly by shareholders taking into account the Alliance Amendments. The following Examples assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by SEC rules. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES.

               PRO FORMA FEE TABLE FOR ALLIANCE GROWTH PORTFOLIO


                                                                 CURRENT FEES  PRO FORMA FEES
                                                                 ------------  --------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
  Management Fees..............................................  .55%          .61%
  Other Expenses...............................................  .03%          .03%
  Total Annual Fund Operating Expenses.........................  .58%          .64%


EXAMPLE

    THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.


    THE EXAMPLE ASSUMES THAT YOU INVEST $1,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:



                                                           1 YEAR        3 YEARS      5 YEARS     10 YEARS
                                                        -------------  -----------  -----------  -----------
CURRENT...............................................    $       6     $      19    $      32    $      73
Pro Forma.............................................    $       7     $      20    $      36    $      80


    The foregoing table does not reflect separate accounts expenses, including sales load.

    For the fiscal year ended November 30, 1997, the Alliance Growth Portfolio paid SAAMCo an advisory fee of $3,145,937 (an effective annual fee rate of
 .59%), of which $1,280,957 was paid to Alliance (an effective annual fee rate of .24%). Had the rates pursuant to the Alliance Amendments been in effect during the fiscal year ended November 30, 1997, the Alliance Growth Portfolio would have paid SAAMCo an advisory fee of $3,297,109 (an effective annual fee rate of
 .62%), of which $1,432,129 would have been paid to the subadviser (an effective annual fee rate of .27%). These amounts represent increases of $151,172 and $151,172, or approximately 5% and 12%, respectively, over such fees actually paid. The entire fee increase would have been paid to Alliance; accordingly, the Adviser will not benefit from the change in fee rates.

    Alliance is described under Proposal No. 3 under "Information About the Subadvisers--Alliance Capital Management, L.P." Alliance is the investment adviser to other investment companies having a similar objective to the Alliance Growth Portfolio as indicated in Exhibit D.

               THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                     SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 4

    If this Proposal No. 4 is not approved, neither of the Alliance Amendments will take effect.

                            ------------------------

          APPROVAL OR DISAPPROVAL OF (a) A NEW INVESTMENT ADVISORY AND
             MANAGEMENT AGREEMENT BETWEEN THE TRUST AND SAAMCO WITH
            RESPECT TO EACH OF GROWTH/PHOENIX INVESTMENT COUNSEL AND
          BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIOS AND (b) A NEW
               SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND MFS

                                 PROPOSAL NO. 5


    The Board of Trustees is submitting for approval by the shareholders of each of the Phoenix Growth and Phoenix Balanced Portfolios (a) a new investment advisory and management agreement between the Trust, on behalf of each respective Portfolio, and the Adviser ("New MFS Advisory Agreement") and (b) a new subadvisory agreement between the Adviser and MFS (the "MFS Subadvisory Agreement"). If this Proposal No. 5 is approved by shareholders, MFS would serve as each Portfolio's Subadviser in place of Phoenix. The New MFS Advisory Agreement is being submitted to shareholders for two reasons. First, as discussed under Proposal No. 2, each Existing Advisory Agreement between SAAMCo and the Trust, including the Existing Advisory Agreements relating to the Phoenix Growth and Phoenix Balanced Portfolios, will terminate upon the Closing of the Merger between SunAmerica and AIG. Thus, the New MFS Advisory Agreement is being submitted for shareholder approval to ensure that the Portfolios receive uninterrupted management and advisory services after the Closing. Second, the New MFS Advisory Agreement is being submitted for shareholder approval in order to revise the breakpoints in the advisory fee payable by the applicable Portfolio pursuant to the Existing Advisory Agreement (the "Advisory Fee Amendment"). The form of the New MFS Advisory Agreement (including the Advisory Fee Amendment) and the form of MFS Subadvisory Agreement for each Portfolio is annexed as Exhibit L hereto. If this Proposal is approved by shareholders of a Portfolio, the Advisory Fee Amendment and the MFS Subadvisory Agreement will take effect, for that Portfolio, as of December 30, 1998 (the "MFS Effective Date"), and MFS will become Subadviser as of such date in place of Phoenix, whether the MFS Effective Date occurs prior to or after the Closing of the Merger. If the MFS Effective Date is prior to the Closing, shareholder approval of this Proposal shall constitute approval of the New MFS Advisory Agreement and the MFS Subadvisory Agreement (the "MFS Agreements") both with respect to the period prior to the Closing as well as following any deemed termination as a result of the Closing of the Merger after their effective date.


    If the Closing of the Merger occurs prior to the MFS Effective Date and shareholder approval of the MFS Agreements has not yet been obtained, subject to receipt of the Exemptive Order described under Proposal No. 2, SAAMCo will continue to provide management services to each of the Phoenix Growth and Phoenix Balanced Portfolios, with its advisory fees being paid into escrow. During such interim period, advisory fees would be payable at the rates currently in effect under the Existing Advisory Agreement. In addition, SAAMCo will enter into a subadvisory agreement with MFS that is substantially similar in all material respects, other than the subadviser, to the Existing Subadvisory Agreement between SAAMCo and Phoenix, including the same fee rate that is currently in effect between SAAMCo and Phoenix (the "Interim Agreement"). Shareholder approval of this Proposal will be deemed to ratify the Interim Agreement for the period from Closing until shareholder approval. As indicated in Proposal No. 2, there can be no assurance that the SEC will grant the Exemptive Order.

    The proposed MFS Agreements with respect to each Portfolio are part of the same Proposal with respect to such Portfolio and will not be voted on separately by shareholders of such Portfolio.

APPROVAL OF MFS AGREEMENTS


    At a meeting held on October 15, 1998, the Trustees, including all of the Disinterested Trustees, unanimously approved the MFS Agreements. The Trustees considered the factors described under Proposal No. 2--"Approval of the New Advisory Agreements," as modified by factors specific to the Phoenix Growth and Phoenix Balanced Portfolios and described in this section. The Trustees considered that as part of SAAMCo's oversight responsibilities pursuant to the Existing Advisory Agreement, SAAMCo, (i) evaluates each Portfolio's performance in comparison to similar mutual funds and other market information, (ii) conducts searches for a replacement Subadviser for each Portfolio when deemed necessary, (iii) selects, subject to the review and approval of the Trustees, a Subadviser that has distinguished itself by superior performance and (iv) oversees the continued performance of the Subadviser. Recently, SAAMCo determined, based in part on the performance of the Phoenix Growth and Phoenix Balanced Portfolios in comparison to similar funds, that it was in the best interest of the shareholders to replace the Subadviser for the Phoenix Growth and Phoenix Balanced Portfolios. As a result of discussions with Phoenix Investment Counsel, Inc. ("Phoenix"), the current Subadviser for each Portfolio, Phoenix has agreed to tender its resignation as the Subadviser to the Phoenix Growth and Phoenix Balanced Portfolios concurrent with MFS commencing its responsibilities as the successor Subadviser.

    At the October 15, 1998 Board meeting, the Board, including all of the Disinterested Trustees, unanimously approved the new MFS Subadvisory Agreements pursuant to each of which MFS would serve as each Portfolio's Subadviser in place of Phoenix. Except for an increase in the fees payable by the Adviser to MFS thereunder as described below, the material terms of each MFS Subadvisory Agreement are substantially similar to those of the respective Subadvisory Agreement with Phoenix (each a "Phoenix Subadvisory Agreement"). The subadvisory fees payable to MFS reflect the rate agreed upon in arm's length bargaining between the Adviser and MFS. In addition, because of the higher fee payable by the Adviser to MFS pursuant to each MFS Subadvisory Agreement, the Board, including all of the Disinterested Trustees, unanimously approved amendments to the investment advisory and management agreement between the Trust and the Adviser pursuant to which the Adviser will receive increased fees payable by each Portfolio to the Adviser. The Adviser, however, will not retain any of the increase in fees; rather, all increases in fees will be directed to MFS.

    In selecting MFS as subadviser, the Trustees reviewed, among other things, MFS's historical performance record in managing similar investment companies and other client accounts, its name recognition in the investment community, its financial condition, and its overall commitment to the investment advisory business. MFS is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924. MFS is an indirect, wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). As of August 31, 1998, MFS managed approximately $51.0 billion in assets in equity securities and $20.6 billion in assets in fixed-income securities. The Trustees also took into account MFS's normal fee schedule, and that the fee rate reflected in each of the MFS Subadvisory Agreements reflects the rate agreed upon in arm's length bargaining between the Adviser and MFS.

    The Trustees approved the Advisory Fee Amendments to minimize the reduction in the amount of the advisory fee retained by the Adviser with respect to each Portfolio. Under the original arrangement with Phoenix, for the fiscal year ended November 30, 1997, SAAMCo retained a fee at the annual rate of .35% of average net assets of each of the Phoenix Growth Portfolio and Phoenix Balanced Portfolio. The Trustees considered that if the Adviser's rates were not adjusted pursuant to each Advisory Fee Amendment, under the MFS Subadvisory Agreement, at the current asset levels, the Adviser's advisory fee would be reduced to .24% of average net assets in the case of the Phoenix Growth Portfolio and .295% of average net assets in the case of the Phoenix Balanced Portfolio. Accordingly, the Board approved each Advisory Fee Amendment to minimize the reduction in the Adviser's advisory fee if MFS is retained as subadviser pursuant to the MFS Subadvisory Agreements.


    At the meeting held on October 15, 1998, the Board also discussed the Adviser's proposal that the investment objective of the Phoenix Growth Portfolio be changed. The investment objective of the Portfolio is not a fundamental policy and may be changed by vote of the Board of Trustees without shareholder approval. The current investment objective of the Phoenix Growth Portfolio is long-term growth of capital. On the recommendation of the Adviser, the Board approved a change in the Portfolio's investment objective to reasonable current income and long-term growth of capital and income. In conjunction with such change in investment objective, the Board of Trustees approved a change in the name of the Phoenix Growth Portfolio to the "MFS Growth and Income Portfolio." Representatives of SAAMCo informed the Board that MFS proposes to manage the Phoenix Growth Portfolio in a manner similar to a retail mutual fund currently managed by MFS. The Trustees considered the historical performance results of that mutual fund, and believe that the change will benefit shareholders. Of course, past performance is no assurance of future results.


    The Trustees at the October 15, 1998 meeting also approved a change in the name of Phoenix Balanced Portfolio to "MFS Total Return Portfolio." The Board did not change the investment objective of that Portfolio. Its investment objective remains reasonable income, long-term capital growth and conservation of capital.

    At the October 15, 1998 meeting, SAAMCo informed the Board that each of the Life Companies had agreed that if MFS were approved as the new subadviser to the Phoenix Growth and Phoenix Balanced Portfolios, contract holders that have allocated all or a portion of their contract values to these Portfolios would be entitled to one additional free transfer among Portfolios under their contracts.

RECOMMENDATION OF THE BOARD OF TRUSTEES

    Based upon the considerations set forth above, the Board of Trustees, including all of the Disinterested Trustees, unanimously determined that it was necessary and in the best interests of the Phoenix Growth and Phoenix Balanced Portfolios and their respective shareholders to approve the MFS Agreements and to recommend approval thereof by shareholders.

INFORMATION ABOUT THE ADVISER AND NEW MFS ADVISORY AGREEMENT

    SAAMCo is described in the section under Proposal No. 2 - "Information About the Adviser." The New MFS Advisory Agreement is the same as the New Advisory Agreements which are discussed under Proposal No. 2 - "Information About New Advisory Agreements." Proposed advisory fees are discussed below under "Proposed and Current Advisory and Subadvisory Fees."

BROKERAGE COMMISSIONS

    Information about brokerage commissions paid by the Portfolios is set forth under Proposal No. 2 - "Brokerage Commissions."

INFORMATION ABOUT MFS


    MASSACHUSETTS FINANCIAL SERVICES COMPANY. MFS, a Massachusetts corporation, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $78.1 billion on behalf of approximately 3.4 million investor accounts as of August 31, 1998. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada. The principal office of MFS is located at 500 Boylston Street, Boston, Massachusetts, 02116. MFS is the investment adviser to other investment companies having similar investment objectives to the MFS Growth and Income and MFS Total Return Portfolios as indicated in Exhibit M.


    The names, positions with MFS and principal occupations of the persons who are its principal executive officers and its directors are as shown below. Unless otherwise indicated, the business address of each such person is 500 Boylston Street, Boston, Massachusetts, 02116 .

NAME AND ADDRESS                                   POSITION WITH MFS AND PRINCIPAL OCCUPATION
-----------------------------  -----------------------------------------------------------------------------------
Jeffrey L. Shames              Chairman, Chief Executive Officer and Director

John W. Ballen                 President, Chief Investment Officer and Director

Thomas J. Cashman              President of MFS Institutional Advisors, Inc., MFS Institutional Investment
                                 Management Subsidiary, and Director

Joseph Dello Russo             Chief Financial Officer, Executive Vice President of MFS and Director

Kevin R. Parke                 Chief Equity Officer, Director of Equity Research and an Executive Vice President
                                 of MFS and Director.

Arnold D. Scott                Secretary, Senior Executive Vice President of MFS and Director

NAME AND ADDRESS                                   POSITION WITH MFS AND PRINCIPAL OCCUPATION
-----------------------------  -----------------------------------------------------------------------------------
William W. Scott               President of MFS Fund Distributors, Inc., the distributor of MFS Funds and Director

John D. McNeil                 Chairman of Sun Life and Director
150 King Street West
Toronto, Canada M5H1J9

Donald A. Stewart              President of Sun Life and Director
150 King Street West
Toronto, Canada M5H1J9


INFORMATION ABOUT MFS SUBADVISORY AGREEMENTS


    As stated above, the form of MFS Subadvisory Agreement is annexed to this Proxy Statement as Exhibit L. Under the MFS Subadvisory Agreement, which is substantially similar to the Phoenix Subadvisory Agreement, except for an increase in the fees payable by SAAMCo to MFS as described below, MFS will manage the investment and reinvestment of the assets of each of the Phoenix Growth and Phoenix Balanced Portfolios, subject to the oversight and review of SAAMCo. MFS will determine in its discretion the securities to be purchased or sold, provide SAAMCo with records concerning its activities which SAAMCo or the Trust is required to maintain, and render regular reports to SAAMCo and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. MFS is independent of SAAMCo and will discharge its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays MFS fees.


    Under the terms of the MFS Subadvisory Agreement, MFS and its respective affiliated or controlling persons, will not be liable for any acts or omissions connected with the services rendered under the agreement, except where the act or omission results from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations thereunder.

    If approved by the shareholders, the MFS Subadvisory Agreement will continue in effect for a period of two years from the MFS Effective Date, and from year to year thereafter as to each of Phoenix Growth and Phoenix Balanced for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the MFS Subadvisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The MFS Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the New MFS Advisory Agreement of the respective Portfolio. The New Subadvisory Agreement may be terminated by the Trust, the Adviser or MFS upon the specified written notice contained in the New Subadvisory Agreement.

PROPOSED AND CURRENT ADVISORY AND SUBADVISORY FEES

    Except with respect to the fees payable thereunder, the MFS Agreements are substantially similar to the Existing Advisory and Subadvisory Agreements as discussed in Proposal Nos. 2 and 3. The following charts contain the proposed advisory fee to be payable by each Portfolio to the Adviser pursuant to the New MFS Advisory Agreement and the proposed subadvisory fee to be payable by the Adviser to MFS under each proposed MFS Subadvisory Agreement. In addition, the chart contains the fees payable under the Existing Advisory Agreement and the respective Phoenix Subadvisory Agreement as currently in effect. Fees are expressed as annual percentage rates of the average net assets of each Portfolio. As can be seen, the maximum fee rate payable to the Adviser by each Portfolio pursuant to the Advisory Fee Amendment is not proposed to change. The proposed changes in the Advisory Fee Amendment are in the breakpoints. The subadvisory fee rate that will be payable to MFS is higher than that paid to Phoenix.

PHOENIX GROWTH PORTFOLIO

PROPOSED ADVISORY FEE TO THE ADVISER            CURRENT ADVISORY FEE TO THE ADVISER
----------------------------------------------  ----------------------------------------------
 .70% on first $600 million                      .70% on first $50 million
 .65% on next $900 million                       .65% on next $100 million
 .60% thereafter                                 .60% on next $150 million
                                                .55% on next $200 million
                                                .50% thereafter

PROPOSED SUBADVISORY FEE TO MFS                 CURRENT SUBADVISORY FEE TO PHOENIX
----------------------------------------------  ----------------------------------------------
 .40% on first $300 million                      .35% on first $50 million
 .375% on next $300 million                      .30% on next $100 million
 .35% on next $300 million                       .25% on next $150 million
 .325% on next $600 million                      .20% on next $200 million
 .25% thereafter                                 .15% thereafter


    The following chart contains the Portfolio's current fees and expenses borne directly or indirectly by shareholders as compared to the costs and expenses on a pro forma basis that would be borne directly or indirectly by shareholders taking into account the Alliance Amendments. The following Examples assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by SEC rules. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES.



                PRO FORMA FEE TABLE FOR PHOENIX GROWTH PORTFOLIO



                                                                 CURRENT FEES  PRO FORMA FEES
                                                                 ------------  --------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
  Management Fees..............................................  .64%          .70%
  Other Expenses...............................................  .03%          .03%
  Total Annual Fund Operating Expenses.........................  .70%          .73%



EXAMPLE



    THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.



    THE EXAMPLE ASSUMES THAT YOU INVEST $1,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:



                                                           1 YEAR        3 YEARS      5 YEARS     10 YEARS
                                                        -------------  -----------  -----------  -----------
CURRENT...............................................    $       7     $      22    $      39    $      87
Pro Forma.............................................    $       7     $      23    $      41    $      91



    The foregoing table does not reflect separate accounts expenses, including sales load.

    For the fiscal year ended November 30, 1997, the Phoenix Growth Portfolio paid SAAMCo an advisory fee of $1,299,894 (an effective annual fee rate of
 .65%), of which $599,956 was paid to Phoenix (an effective annual fee rate of .30%). Had the rates pursuant to the Advisory Fee Amendment and the MFS
Subadvisory Agreement been in effect during the fiscal year ended November 30, 1997, the Phoenix Growth Portfolio would have paid SAAMCo an advisory fee of $1,417,002 (an effective annual fee rate of .70%), of which $809,727 would have been paid to the Subadviser (an effective annual fee rate of .40%). These amounts represent increases of $117,128 and $208,771, or approximately 9% and 35%, respectively, over such fees actually paid. Thus, the fee retained by the Adviser would have decreased under the new fee arrangement, with the full effect of the proposed fee increase benefitting the Subadviser.

PHOENIX BALANCED PORTFOLIO

PROPOSED ADVISORY FEE TO THE ADVISER            CURRENT ADVISORY FEE TO THE ADVISER
----------------------------------------------  ----------------------------------------------
 .70% on first $50 million                       .70% on first $50 million
 .65% thereafter                                 .65% on next $100 million
                                                .60% on next $150 million
                                                .55% on next $200 million
                                                .50% thereafter

PROPOSED SUBADVISORY FEE TO MFS                 CURRENT SUBADVISORY FEE TO PHOENIX
----------------------------------------------  ----------------------------------------------
 .375%                                           .35% on first $50 million
                                                .30% on next $100 million
                                                .25% on next $150 million
                                                .20% on next $200 million
                                                .15% thereafter


    The following chart contains the Portfolio's current fees and expenses borne directly or indirectly by shareholders as compared to the costs and expenses on a pro forma basis that would be borne directly or indirectly by shareholders taking into account the Alliance Amendments. The following Examples assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by SEC rules. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES.



               PRO FORMA FEE TABLE FOR PHOENIX BALANCED PORTFOLIO



                                                                 CURRENT FEES  PRO FORMA FEES
                                                                 ------------  --------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
  Management Fees..............................................  .67%          .67%
  Other Expenses...............................................  .10%          .10%
  Total Annual Fund Operating Expenses.........................  .77%          .77%



EXAMPLE



    THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.



    THE EXAMPLE ASSUMES THAT YOU INVEST $1,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A

5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:



                                                           1 YEAR        3 YEARS      5 YEARS     10 YEARS
                                                        -------------  -----------  -----------  -----------
CURRENT...............................................    $       8     $      25    $      43    $      95
Pro Forma.............................................    $       8     $      25    $      43    $      95



    The foregoing table does not reflect separate accounts expenses, including sales load.


    For the fiscal year ended November 30, 1997, the Phoenix Balanced Portfolio paid SAAMCo an advisory fee of $558,675 (an effective annual fee rate of .68%), of which $271,312 was paid to Phoenix (an effective annual fee rate of .33%). Had the rates pursuant to the Advisory Fee Amendment and the MFS Subadvisory Agreement been in effect during the fiscal year ended November 30, 1997, the Phoenix Balanced Portfolio would have paid SAAMCo an advisory fee of $558,675 (an effective annual fee rate of .68%), of which $307,890 would have been paid to the subadviser (an effective annual fee rate of .375%). These amounts represent increases of $0 and $36,578, or approximately 0% and 13.5%, respectively, over such fees actually paid. Thus, the fee retained by the Adviser would have decreased under the new fee arrangement, with the full effect of the proposed fee increase benefitting the Subadviser.

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                           VOTE "FOR" PROPOSAL NO. 5

    If this Proposal No. 5 is not approved by shareholders of a Portfolio, neither of the MFS Agreements will take effect with respect to that Portfolio and the Trustees will determine the appropriate actions to be taken with respect to such Portfolio's advisory and subadvisory arrangements at that time.

                            ------------------------

                 APPROVAL OR DISAPPROVAL OF PROPOSALS CHANGING
                  CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

                               PROPOSAL NO. 6(a)

                             PROPOSAL CHANGING THE
                       FUNDAMENTAL INVESTMENT RESTRICTION
                  WITH RESPECT TO EACH PORTFOLIO'S ABILITY TO
                        ENGAGE IN BORROWING TRANSACTIONS


    The Board of Trustees is submitting for approval by shareholders of each Portfolio a proposal to amend the fundamental investment restriction relating to borrowing transactions. The Board of Trustees approved this proposal at a meeting held on October 15, 1998.


    For the reasons described below, the Board of Trustees recommends that shareholders approve the proposed amendment. Fundamental investment restrictions may be changed only with shareholder approval.


    If the proposed change to the Portfolios' fundamental investment restrictions are approved by shareholders at the Meeting, the Portfolios' prospectus and statement of additional information will be revised as appropriate to reflect the changes. This Proposal No. 6(a) will not result in a change to the investment objective or operating procedure of any Portfolio.

PROPOSED CHANGE


    Amending a portion of each Portfolio's fundamental investment restriction relating to borrowing transactions by, in each case, adding a clause (which is bolded for ease of reference) or taking out the reference to borrowing "from banks," (which is underscored for ease of reference) as follows:



                                              CURRENT FUNDAMENTAL                   PROPOSED FUNDAMENTAL
PORTFOLIO                                    INVESTMENT RESTRICTION                INVESTMENT RESTRICTION
------------------------------------  ------------------------------------  ------------------------------------
                                      The Portfolio may not:                The Portfolio may not:

ALL PORTFOLIOS--OTHER THAN THE CASH   Borrow money, except to the extent    Borrow money, except to the extent
MANAGEMENT PORTFOLIO                  permitted by applicable law.          permitted by applicable law OR
                                                                            REGULATORY APPROVAL.

CASH MANAGEMENT PORTFOLIO             Borrow money, except from banks for   Borrow money, except for temporary
                                      temporary purposes, . . .             purposes, . . .



    Upon approval of this Proposal, the existing fundamental investment restrictions of each Portfolio relating to borrowing transactions will be amended as set forth above. Those portions of the existing fundamental investment restrictions that are not described above will not be affected by the adoption of this Proposal.


DISCUSSION

    The proposed change to each Portfolio's fundamental investment restriction would allow each Portfolio to borrow from persons other than banks, to the extent consistent with applicable law. The proposed changes are designed to permit each Portfolio the greatest degree of flexibility permitted by law in pursuing its investment program.


    Current law prohibits a Portfolio from borrowing other than from banks. Accordingly, a Portfolio may not borrow from other mutual funds in the SunAmerica complex (the "Affiliate Fund"). If the proposed amendment to the Portfolios' fundamental investment restrictions on borrowing is approved by shareholders, then the Trust, on behalf of the Portfolios, may apply to the SEC for an exemption from this prohibition on interfund borrowing. There is, of course, no assurance that the SEC would grant such request. If the SEC did grant the request, each Portfolio would be allowed to borrow from other Affiliate Funds. The Adviser and the Board of Trustees believe that the ability to engage in borrowing transactions with participating Affiliate Funds as part of a program, referred to as the "interfund lending program," may allow a Portfolio to obtain lower interest rates on money borrowed for temporary or emergency purposes. Approval of this Proposal No. 6(a) would facilitate the future development and possible adoption of an interfund lending program but would not by itself result in adoption and implementation of the program. Among other things, any such program would have to be approved by the Trustees and would be subject to receipt of an SEC exemptive order.



    When a Portfolio is required to borrow money, under the 1940 Act it may do so only from banks. When a Portfolio borrows money from banks, it typically pays interest on those borrowings at a rate that is higher than rates available contemporaneously from investments in repurchase agreements. If the proposed amendments are approved (and an SEC exemptive order is granted), eligible Affiliate Funds would be permitted to take the necessary steps to facilitate future participation in an interfund lending program to allow various Affiliate Funds, through a master loan agreement to lend available cash to, and borrow from, other Affiliate Funds. Each lending fund could lend available cash to another Affiliate Fund only when the interfund rate was higher than repurchase agreement rates or rates on other comparable short-term investments. Each borrowing fund could borrow through the interfund lending program only when the interfund loan rate was lower than available bank loan rates. Thus, each Affiliate Fund would participate in the interfund lending program only when it would be in such fund's economic best interest to do so.

    In determining to recommend the proposed amendments to shareholders for approval, the Adviser discussed with the Board of Trustees the possible risks to a Portfolio of participating in the interfund lending program. The Adviser has indicated that it does not view the difference in rates available on bank borrowings and repurchase agreements or other short-term investments as reflecting a material difference in the quality of the risk of the transactions, but rather as an indication of the ability of banks to earn a higher rate of interest on loans than they pay on repurchase agreements or other short-term investments. There is a risk that a lending fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the lending fund would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making an interfund loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. There is also a risk that a borrowing fund could have a loan recalled on one day's notice and the borrowing fund might then have to borrow from a bank at a higher interest rate if money could not be borrowed from another Affiliate Fund. A Portfolio will participate in the interfund lending program only if the Board of Trustees considers that the benefits to the Portfolio of participating in the program outweigh the possible risks of such participation.

    As discussed above, in order to permit each Portfolio to engage in interfund lending transactions, regulatory approval of the SEC is required because, among other reasons, the transactions may be considered to be among affiliated parties. If the proposed amendments are approved by shareholders, the proposed interfund lending program would be implemented only to the extent permitted by rule or by order of the SEC and to the extent that the transactions were otherwise consistent with the investment objectives and limitations of each participating Affiliate Fund. As previously noted, if exemptive relief from the SEC is not granted, no Portfolio will be able to engage in the interfund lending program even though shareholders have approved this proposal. No prediction can be made as to whether the SEC would grant such relief.


    In this proposal, shareholders are being asked to approve an amendment to each Portfolio's fundamental investment restriction on borrowing. Shareholders are also being asked to vote separately on an amendment to each Portfolio's fundamental investment restriction on lending (see Proposal No. 6(b)). Approval of each amendment to the fundamental investment restrictions would facilitate the future development and adoption of an interfund borrowing and lending program. If only one of the two proposals is adopted, then such Portfolio's fundamental restrictions will be amended only to the extent of shareholder approval.


    The Board of Trustees believes the proposed amendments may benefit each Portfolio by facilitating its flexibility to explore cost-effective alternatives to satisfy its borrowing requirements by borrowing money from other Affiliate Funds. Implementation of interfund borrowing would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to each Portfolio and to other Affiliate Funds.

                               PROPOSAL NO. 6(b)

                  PROPOSAL CHANGING THE FUNDAMENTAL INVESTMENT
                  RESTRICTION WITH RESPECT TO EACH PORTFOLIO'S
                   ABILITY TO ENGAGE IN LENDING TRANSACTIONS


    The Board of Trustees is submitting for approval by shareholders of each Portfolio a proposal to amend the fundamental investment restriction relating to lending transactions. The Board of Trustees approved this proposal at a meeting held on October 15, 1998.

    For the reasons described below, the Board of Trustees recommend that shareholders approve the proposed amendment. Fundamental investment restrictions may be changed only with shareholder approval.


    If the proposed change to the Portfolios' fundamental investment restrictions are approved by shareholders at the Meeting, the Portfolios' prospectus and statement of additional information will be revised as appropriate to reflect the changes. This Proposal No. 6(b) will not result in a change to the investment objective or operating procedure of any Portfolio.


PROPOSED CHANGE


    Amending each Portfolio's fundamental investment restriction relating to lending transactions by, in each case, adding a clause (which is bolded for ease of reference) that will allow for greater flexibility in lending transactions, as follows:



                                              CURRENT FUNDAMENTAL                   PROPOSED FUNDAMENTAL
PORTFOLIO                                    INVESTMENT RESTRICTION                INVESTMENT RESTRICTION
------------------------------------  ------------------------------------  ------------------------------------
                                      The Portfolio may not:                The Portfolio may not:

ALL PORTFOLIOS--OTHER THAN THE        Make loans to others except for       Make loans to others except for
CASH MANAGEMENT PORTFOLIO              . . .; and (c) the lending of its     . . .; (c) the lending of its
                                      portfolio securities.                 portfolio securities; AND (D) AS
                                                                            OTHERWISE PERMITTED BY EXEMPTIVE
                                                                            ORDER OF THE SECURITIES AND EXCHANGE
                                                                            COMMISSION.

CASH MANAGEMENT PORTFOLIO             Make loans to others except for the   Make loans to others except: (a) for
                                      purchase of the debt securities       the purchase of the debt securities
                                      listed above under its Investment     listed above under its Investment
                                      Policies. . . .                       Policies; OR (B) AS OTHERWISE
                                                                            PERMITTED BY EXEMPTIVE ORDER OF THE
                                                                            SECURITIES AND EXCHANGE COMMISSION.


    Upon approval of this Proposal, the existing fundamental investment restriction of each Portfolio relating to lending transactions will be amended by adding the bolded portions of the proposed fundamental investment restrictions, as set forth above. No other portions of the existing fundamental investment restrictions will be affected by the adoption of this Proposal.

DISCUSSION


    The proposed amendment to each Portfolio's fundamental investment restriction would facilitate the future development and adoption of an interfund lending program with other Affiliate Funds. The nature of this program and the risks associated with each Portfolio's participation therein are set forth under Proposal No. 6(a). Shareholders are being asked to consider, and vote separately, on each Portfolio's fundamental restrictions relating to borrowing and lending.



    In determining to recommend this Proposal No. 6(b) to shareholders for approval and to facilitate the future development and adoption of an interfund lending program, the Trustees considered that the interfund lending program: (i) may benefit each Portfolio by providing it with greater flexibility to engage in lending transactions; and (ii) could facilitate a Portfolio's ability to earn a higher return on short-term investments by allowing it to lend cash to other Affiliate Funds. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Trust, on behalf of the Portfolios and to other Affiliate Funds. The Trust has not yet applied for such order and there can be no assurance that any such order would be granted, even if applied for.

                       THE BOARD OF TRUSTEES UNANIMOUSLY
                    RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                          EACH ITEM IN PROPOSAL NO. 6


    If one or more of the changes contemplated by Proposal No. 6 are not approved by the shareholders of one of the applicable Portfolios, the related existing fundamental investment restriction(s) of that Portfolio will continue in effect for that Portfolio. Disapproval of all or part of Proposal No. 6 by shareholders of one Portfolio will not affect any approvals of Proposal No. 6 that are obtained with respect to any other Portfolio. If any fundamental restriction is inconsistent with any change approved by shareholders pursuant to this Proposal No. 6, that restriction will be conformed accordingly.


                            ------------------------

                          RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS

                                 PROPOSAL NO. 7

    Subject to ratification by the shareholders at the Meeting, the Board of Trustees, including all of the Disinterested Trustees, at a meeting held October 15, 1998, approved the selection of PricewaterhouseCoopers LLP as the independent accountants for each of the Portfolios for the fiscal year ending November 30, 1999.

    The firm of PricewaterhouseCoopers LLP and its predecessor entity has extensive experience in investment company accounting and auditing and has served as independent accountants to the Trust since its inception. The financial statements included in the Trust's Annual Report have been examined by PricewaterhouseCoopers LLP. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the meeting.

    PricewaterhouseCoopers LLP and its members do not have any direct or indirect material financial interest in or connection with the Trust or the Portfolios in any capacity other than as independent accountants.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                                 PROPOSAL NO. 7
                            ------------------------

                                 OTHER MATTERS

    The Trustees know of no matters to be presented at the Meeting other than those specified in the attached Notice of Meeting. However, if any other matters come before the Meeting, it is intended that the proxies will vote thereon in their discretion.

                              GENERAL INFORMATION

SHAREHOLDER PROPOSALS AND SHAREHOLDER MEETINGS

    Notwithstanding the approval or disapproval of the proposals described above, as in the past, the Trustees do not intend to hold annual meetings of shareholders of the Trust. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of a Portfolio, such proposal must be received by the Trust a reasonable time before the solicitation is to be made. The Trustees will call meetings of shareholders of a Trust or a Portfolio as may be required under the 1940 Act (such as to approve a new investment advisory agreement for a Portfolio) or as they may determine in their discretion. The Trustees will call a meeting of shareholders to elect additional Trustees if more than 50% of the Trustees were not elected by shareholders. The Trust's By-laws require the Trustees to call a meeting of shareholders when requested in writing to do so by shareholders holding a majority of the outstanding shares of beneficial interest of the Trust, provided that, pursuant to Section 16(c) of the 1940 Act, a meeting requested exclusively for the stated purpose of removing a Trustee shall be called when requested in writing to do so by the record holders of not less than 10% of the outstanding shares. The costs of such meetings will be borne by the applicable Portfolio.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

    THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS OF THE TRUST TO CONTRACT OWNERS. COPIES OF SUCH REPORTS MAY BE OBTAINED BY CONTACTING THE TRUST IN WRITING AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT, OR BY CALLING 1-800-445-7862.

    CONTRACT OWNERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARD(S) AND RETURN THEM PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE VOTING INSTRUCTIONS CARD(S).

                                          Board of Trustees,
                                          SunAmerica Series Trust


November 9, 1998

EXHIBIT LIST


EXHIBIT A     Form of New Advisory Agreement

EXHIBIT B     Mutual Funds Advised by SAAMCo

EXHIBIT C-1   New Subadvisory Agreement Between SAAMCo and Alliance

EXHIBIT C-2   New Subadvisory Agreement Between SAAMCo and Davis

EXHIBIT C-3   New Subadvisory Agreement Between SAAMCo and Federated

EXHIBIT C-4   New Subadvisory Agreement Between SAAMCo and GSAM

EXHIBIT C-5   New Subadvisory Agreement Between SAAMCo and GSAM-International

EXHIBIT C-6   New Subadvisory Agreement Between SAAMCo and MSAM

EXHIBIT C-7   New Subadvisory Agreement Between SAAMCo and Putnam

EXHIBIT D     Other Mutual Funds advised by Alliance with a Similar Investment Objective to the Growth Income, Alliance Growth and Global Equities Portfolios

EXHIBIT E     Other Mutual Funds advised by Davis with a Similar Investment Objective to the
              Venture Value and Real Estate Portfolios

EXHIBIT F     Other Mutual Funds advised by Federated with a Similar Investment Objective to the Corporate Bond, Utility and Federated Value Portfolios

EXHIBIT G     Other Mutual Funds advised by GSAM with a Similar Investment Objective to the
              Asset Allocation Portfolio

EXHIBIT H     Other Mutual Funds advised by GSAM-International with a Similar Investment
              Objective to the Global Bond Portfolio

EXHIBIT I     Other Mutual Funds advised by MSAM with a Similar Investment Objective to the
              Worldwide High Income and International Diversified Equities Portfolios

EXHIBIT J     Other Mutual Funds advised by Putnam with a Similar Investment Objective to the Putnam Growth, International Growth and Income and Emerging Markets
              Portfolios

EXHIBIT K     Alliance Amendments

EXHIBIT L     Form of MFS Subadvisory Agreement

EXHIBIT M     Other Mutual Funds advised by MFS with a Similar Investment Objective to the
              MFS Growth and Income and MFS Total Return Portfolios

                                                                       EXHIBIT A


                                    FORM OF
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


    This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of ____________, between SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust") and SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser" or "SAAMCo").

    In consideration of the mutual agreements herein made, the parties hereto agree as follows:

    1. THE TRUST'S PORTFOLIOS. The Trust is authorized to issue shares in separate series, with each series representing interests in a separate portfolio of securities and other assets, and currently offers shares of the series set forth in Schedule A attached hereto (the "Portfolios"). It is recognized that additional Portfolios may be added and certain current Portfolios may be deleted in the future.

    2. DUTIES OF THE ADVISER. The Adviser shall manage the affairs of the Trust as set forth herein, either by taking such actions itself or by delegating its duties to a subadviser pursuant to a written subadvisory agreement. Such duties shall include, but not limited to, continuously providing the Trust with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio of the Trust and making purchases and sales of securities on behalf of each Portfolio. The Adviser's management shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and restrictions for each such Portfolio set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Portfolios) and such executive and other personnel as shall be necessary for the operations of each Portfolio, (ii) be responsible for the financial and accounting records required to be maintained by each Portfolio (including those maintained by the Trust's custodian), and (iii) oversee the performance of services provided to each Portfolio by others, including the custodian, transfer agent, shareholder servicing agent and subadviser, if any. The Trust acknowledges that the Adviser also acts as the manager of other investment companies.

    With respect to the Cash Management Portfolio, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

    The Adviser may delegate certain of its duties under this Agreement with respect to a Portfolio to a subadviser pursuant to a written agreement, subject to the approval of the Trustees and a Portfolio's shareholders, as required by the Act. The Adviser is solely responsible for payment of any fees or other charges to a subadviser arising from such delegation and the Trust shall have no liability therefor.

    3. EXPENSES. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premium dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

    4. COMPENSATION. (a) As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the amounts set forth in Schedule A attached hereto calculated in accordance with the average daily net assets of the indicated Portfolio.

    To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), the Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of the Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by the Adviser to the Trust, the Trust agrees to reimburse the Adviser for any expenses waived, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.

    The Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    (b) Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

    5. PURCHASE AND SALE OF SECURITIES. The Adviser shall purchase securities from or though and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policies with respect to portfolio transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

    Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

    6. TERM OF AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date approved by the Trustees of the Trust in respect of such Portfolio, and from year to year thereafter so long as such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Portfolio with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Portfolio by the vote of a majority of the outstanding voting securities of that Portfolio, or by the Trustees of the Trust which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Portfolio notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Portfolio, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

    7. TERMINATION. This Agreement may be terminated at any time as to a Portfolio, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio on sixty (60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

    8. REPORTS. The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Board may deem appropriate in order to enable the Trust to determine that the investment policies of each Portfolio are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

    9. RECORDS. The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents as constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification relating thereto. The Adviser hereby undertakes and agrees to maintain in the form and for the periods required by Rule 31a-2 under the Act, all records relating to the Portfolio's investments that are required to be maintained pursuant to the requirements of Rule 31a-1 of the Act.

    The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Portfolio shall, at all times, remain the property of the Trust.

    10. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser), the Adviser shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability under
Section 36(b) of the Act, the Trust shall indemnify the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Adviser's conduct under this Agreement.

    Indemnification to the Adviser or any of its personnel or affiliates shall be made when (A) a final decision on the merits rendered, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or,
(B) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or
(b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers, subadvisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (i) the person to be indemnified shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
(iii) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

    11. MISCELLANEOUS. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

    The Declaration of Trust establishing the Trust, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally; and that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust or any Portfolio; but that the Trust Estate shall be liable. Notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

    IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                          SUNAMERICA SERIES TRUST

                                          By:
                                          --------------------------------------

                                          SUNAMERICA ASSET MANAGEMENT CORP.

                                          By:
                                          --------------------------------------

                                   SCHEDULE A


                                                                                              FEE RATE
                                                                                         (AS A % OF AVERAGE
FUND                                                                                   DAILY NET ASSET VALUE)
--------------------------------------------------------------------------------  --------------------------------
Alliance Growth Portfolio*......................................................  .70% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $150 million
                                                                                  .55% on next $200 million
                                                                                  .50% thereafter

Growth-Income Portfolio.........................................................  .70% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $150 million
                                                                                  .55% on next $200 million
                                                                                  .50% thereafter

Putnam Growth Portfolio.........................................................  .85% on first $150 million
                                                                                  .80% on next $150 million
                                                                                  .70% thereafter

Global Equities Portfolio.......................................................  .90% on first $50 million
                                                                                  .80% on next $100 million
                                                                                  .70% on next $150 million
                                                                                  .65% thereafter

Venture Value Portfolio.........................................................  .80% on first $100 million
                                                                                  .75% on next $400 million
                                                                                  .70% thereafter

Asset Allocation Portfolio......................................................  .75% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $100 million
                                                                                  .55% thereafter

Global Bond Portfolio...........................................................  .75% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $100 million
                                                                                  .55% thereafter

High-Yield Bond Portfolio.......................................................  .70% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $100 million
                                                                                  .55% thereafter

Corporate Bond Portfolio........................................................  .70% on first $50 million
                                                                                  .60% on next $100 million
                                                                                  .55% on next $100 million
                                                                                  .50% thereafter

International Diversified Equities Portfolio....................................  1.00% of net assets

Worldwide High Income Portfolio.................................................  1.00% of net assets

                                                                                              FEE RATE
                                                                                         (AS A % OF AVERAGE
FUND                                                                                   DAILY NET ASSET VALUE)
--------------------------------------------------------------------------------  --------------------------------
Cash Management Portfolio.......................................................  .55% on first $100 million
                                                                                  .50% on next $200 million
                                                                                  .45% thereafter

Federated Value Portfolio.......................................................  .75% on first $150 million
                                                                                  .60% on next $350 million
                                                                                  .50% thereafter

Utility Portfolio...............................................................  .75% on first $150 million
                                                                                  .60% on next $350 million
                                                                                  .50% thereafter

Aggressive Growth Portfolio.....................................................  .75% on first $100 million
                                                                                  .675% on next $150 million
                                                                                  .625% on next $250 million
                                                                                  .600% thereafter

SunAmerica Balanced Portfolio...................................................  .70% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $150 million
                                                                                  .55% on next $200 million
                                                                                  .50% thereafter

International Growth and Income Portfolio.......................................  1.00% on first $150 million
                                                                                  .90% on next $150 million
                                                                                  .80% thereafter

Emerging Markets Portfolio......................................................  1.25% of net assets

Real Estate Portfolio...........................................................  .80% on first $100 million
                                                                                  .75% on next $400 million
                                                                                  .70% thereafter

"Dogs" of Wall Street Portfolio.................................................  .60% of net assets

------------------------

* If shareholders approve Proposal No. 4, relating to the Alliance Growth Portfolio, at the special meeting of shareholders held on December 30, 1998, the Fee Rate will be .70% on first $50 million, .65% on next $100 million and .60% thereafter.

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
             FOR FUNDS ADVISED BY SUNAMERICA ASSET MANAGEMENT CORP.

                                                            NET ASSETS
                                                       (AS OF SEPTEMBER 30,         ANNUAL ADVISORY FEE AS A
FUND                                                          1998)                 PERCENTAGE OF NET ASSETS
---------------------------------------------------  ------------------------  ----------------------------------

DOMESTIC EQUITY FUNDS

ANCHOR SERIES TRUST*
  Capital Appreciation Portfolio...................     $      822,618,819     0.750% on first $100 million
                                                                               0.675% on next $150 million
                                                                               0.625% on next $250 million
                                                                               0.600% thereafter
  Growth Portfolio.................................     $      531,472,722     0.750% on first $250 million
                                                                               0.675% on next $250 million
                                                                               0.600% thereafter
  Growth and Income Portfolio......................     $       43,419,683     0.700% on first $100 million
                                                                               0.650% on next $150 million
                                                                               0.600% on next $250 million
                                                                               0.575% thereafter

SEASONS SERIES TRUST*
  Multi-Managed Growth Portfolio...................     $       45,882,835     0.890%
  Multi-Managed Moderate Growth Portfolio..........     $       49,135,686     0.850%
  Stock Portfolio..................................     $       62,369,024     0.850%

STYLE SELECT SERIES, INC.
  Aggressive Growth Portfolio......................     $      136,431,133+    1.000% on first $750 million
                                                                               0.950% on next $750 million
                                                                               0.900% thereafter
  Focus Portfolio..................................     $       95,231,521+    0.850%
  Large-Cap Blend Portfolio........................     $       26,602,315+    1.000%
  Large-Cap Growth Portfolio.......................     $       42,285,010+    1.000%
  Large-Cap Value Portfolio........................     $       42,242,450+    1.000%
  Mid-Cap Growth Portfolio.........................     $       89,403,531+    1.000% on first $750 million
                                                                               0.950% on next $750 million
                                                                               0.900% thereafter
  Small-Cap Value Portfolio........................     $       44,535,215+    1.000%
  Value Portfolio..................................     $      183,288,467+    1.000% on first $750 million
                                                                               0.950% on next $750 million
                                                                               0.900% thereafter

SUNAMERICA EQUITY FUNDS
  SunAmerica Blue Chip Growth Fund.................     $      108,376,466     0.750% on first $350 million
                                                                               0.700% on next $350 million
                                                                               0.650% thereafter
  SunAmerica Growth and Income Fund................     $      136,984,018+    0.750% on first $350 million
                                                                               0.700% on next $350 million
                                                                               0.650% thereafter
  SunAmerica Mid-Cap Growth Fund...................     $       48,218,491     0.750% on first $350 million
                                                                               0.700% on next $350 million
                                                                               0.650% thereafter

                                                            NET ASSETS
                                                       (AS OF SEPTEMBER 30,         ANNUAL ADVISORY FEE AS A
FUND                                                          1998)                 PERCENTAGE OF NET ASSETS
---------------------------------------------------  ------------------------  ----------------------------------
  SunAmerica Small-Company Growth Fund.............     $      167,744,383     0.750% on first $350 million
                                                                               0.700% on next $350 million
                                                                               0.650% thereafter
  "Dogs" of Wall Street Fund.......................     $       56,146,950     0.350%

SUNAMERICA SERIES TRUST*
  Alliance Growth Portfolio........................     $    1,092,068,236     0.700% on first $50 million
                                                                               0.650% on next $100 million
                                                                               0.600% on next $150 million
                                                                               0.550% on next $200 million
                                                                               0.500% thereafter
  Aggressive Growth Portfolio......................     $      103,369,840     0.750% on first $100 million
                                                                               0.675% on next $150 million
                                                                               0.625% on next $250 million
                                                                               0.600% thereafter
  "Dogs" of Wall Street Portfolio..................     $       44,171,974     0.600%
  Growth-Income Portfolio..........................     $      808,122,639     0.700% on first $50 million
                                                                               0.650% on next $100 million
                                                                               0.600% on next $150 million
                                                                               0.550% on next $200 million
                                                                               0.500% thereafter
  Growth/Phoenix Investment Counsel Portfolio......     $      218,272,854     0.700% on first $50 million
                                                                               0.650% on next $100 million
                                                                               0.600% on next $150 million
                                                                               0.550% on next $200 million
                                                                               0.500% thereafter
  Putnam Growth Portfolio..........................     $      333,221,134     0.850% on first $150 million
                                                                               0.800% on next $150 million
                                                                               0.700% thereafter
  Venture Value Portfolio..........................     $    1,445,244,534     0.800% on first $100 million
                                                                               0.750% on next $400 million
                                                                               0.700% thereafter

INTERNATIONAL AND GLOBAL EQUITY

ANCHOR SERIES TRUST*
  Foreign Securities Portfolio.....................     $       27,235,989     0.900% on first $100 million
                                                                               0.825% on next $150 million
                                                                               0.750% on next $250 million
                                                                               0.700% thereafter

STYLE SELECT SERIES, INC.
  International Equity Portfolio...................     $       77,331,516+    1.100% on first $750 million
                                                                               1.050% on next $750 million
                                                                               1.000% thereafter

SUNAMERICA SERIES TRUST*
  Emerging Markets Portfolio.......................     $       25,161,994     1.250%

                                                            NET ASSETS
                                                       (AS OF SEPTEMBER 30,         ANNUAL ADVISORY FEE AS A
FUND                                                          1998)                 PERCENTAGE OF NET ASSETS
---------------------------------------------------  ------------------------  ----------------------------------
  Global Equities Portfolio........................     $      355,437,814     0.900% on first $50 million
                                                                               0.800% on next $100 million
                                                                               0.700% on next $150 million
                                                                               0.650% thereafter
  International Growth and Income Portfolio........     $      102,653,451     1.000% on first $150 million
                                                                               0.900% on next $150 million
                                                                               0.800% thereafter
  International Diversified Equities Portfolio.....     $      296,903,485     1.000%

DOMESTIC FIXED INCOME

ANCHOR SERIES TRUST*
  Fixed Income Portfolio...........................     $       17,826,195     0.625% on first $200 million
                                                                               0.575% on next $300 million
                                                                               0.500% thereafter
  Government and Quality Bond Portfolio............     $      373,807,107     0.625% on first $200 million
                                                                               0.575% on next $300 million
                                                                               0.500% thereafter
  High Yield Portfolio.............................     $       26,004,577     0.700% on first $250 million
                                                                               0.575% on next $250 million
                                                                               0.500% thereafter

SEASONS SERIES TRUST*
  Multi-Managed Income Portfolio...................     $       32,953,853     0.770%

SUNAMERICA INCOME FUNDS
  SunAmerica Diversified Income Fund...............     $       71,732,231     0.650% on first $350 million
                                                                               0.600% thereafter
  SunAmerica Federal Securities Fund...............     $       55,408,272     0.550% on first $25 million
                                                                               0.500% on next $25 million
                                                                               0.450% thereafter
  SunAmerica High Income Fund......................     $      157,285,790     0.750% on first $200 million
                                                                               0.720% on next $200 million
                                                                               0.550% thereafter
  SunAmerica Tax Exempt Insured Fund...............     $      107,981,185     0.500% on first $350 million
                                                                               0.450% thereafter
  SunAmerica U.S. Government Securities Fund.......     $      284,236,480     0.750% on first $200 million
                                                                               0.720% on next $200 million
                                                                               0.550% thereafter

SUNAMERICA SERIES TRUST*
  Corporate Bond Portfolio.........................     $      129,225,050     0.700% on first $50 million
                                                                               0.600% on next $100 million
                                                                               0.550% on next $100 million
                                                                               0.500% thereafter

                                                            NET ASSETS
                                                       (AS OF SEPTEMBER 30,         ANNUAL ADVISORY FEE AS A
FUND                                                          1998)                 PERCENTAGE OF NET ASSETS
---------------------------------------------------  ------------------------  ----------------------------------
  High-Yield Bond Portfolio........................     $      258,454,534     0.700% on first $50 million
                                                                               0.650% on next $100 million
                                                                               0.600% on next $100 million
                                                                               0.550% thereafter

INTERNATIONAL AND GLOBAL FIXED INCOME

SUNAMERICA SERIES TRUST*
  Global Bond Portfolio............................     $      128,437,423     0.750% on first $50 million
                                                                               0.650% on next $100 million
                                                                               0.600% on next $100 million
                                                                               0.550% thereafter
  Worldwide High Income Portfolio..................     $      108,620,733     1.000%

ASSET ALLOCATION

ANCHOR SERIES TRUST*
  Multi-Asset Portfolio............................     $      134,773,617     1.000% on first $200 million
                                                                               0.875% on next $300 million
                                                                               0.800% thereafter
  Strategic Multi-Asset Portfolio..................     $       44,365,552     1.000% on first $200 million
                                                                               0.875% on next $300 million
                                                                               0.800% thereafter

SEASONS SERIES TRUST*
  Asset Allocation: Diversified Growth Portfolio...     $       76,254,323     0.850%
  Multi-Managed Income/Equity Portfolio............     $       41,227,837     0.810%

SUNAMERICA EQUITY FUNDS
  SunAmerica Balanced Assets Fund..................     $      355,891,072     0.750% on first $350 million
                                                                               0.700% on next $350 million
                                                                               0.650% thereafter

SUNAMERICA SERIES TRUST*
  Asset Allocation Portfolio.......................     $      657,318,956     0.750% on first $50 million
                                                                               0.650% on next $100 million
                                                                               0.600% on next $100 million
                                                                               0.550% thereafter
  Balanced/Phoenix Investment Counsel Portfolio....     $      119,739,829     0.700% on first $50 million
                                                                               0.650% on next $100 million
                                                                               0.600% on next $150 million
                                                                               0.550% on next $200 million
                                                                               0.500% thereafter
  Federated Value Portfolio........................     $      119,331,542     0.750% on first $150 million
                                                                               0.600% on next $350 million
                                                                               0.500% thereafter

                                                            NET ASSETS
                                                       (AS OF SEPTEMBER 30,         ANNUAL ADVISORY FEE AS A
FUND                                                          1998)                 PERCENTAGE OF NET ASSETS
---------------------------------------------------  ------------------------  ----------------------------------
  SunAmerica Balanced Portfolio....................     $      112,033,596     0.700% on first $50 million
                                                                               0.650% on next $100 million
                                                                               0.600% on next $150 million
                                                                               0.550% on next $200 million
                                                                               0.500% thereafter

MONEY MARKET

ANCHOR SERIES TRUST*
  Money Market Portfolio...........................     $       71,244,988     0.500% on first $150 million
                                                                               0.475% on next $100 million
                                                                               0.450% on next $250 million
                                                                               0.425% thereafter

SUNAMERICA MONEY MARKET FUNDS, INC.
  SunAmerica Money Market Fund.....................     $      692,803,417     0.500% on first $600 million
                                                                               0.450% on next $900 million
                                                                               0.400% thereafter

SUNAMERICA SERIES TRUST*
  Cash Management Portfolio........................     $      299,176,786     0.550% on first $100 million
                                                                               0.500% on next $200 million
                                                                               0.450% thereafter

SPECIALTY

ANCHOR SERIES TRUST*
  Natural Resources Portfolio......................     $       42,261,724     0.750%

SUNAMERICA SERIES TRUST*
  Real Estate Portfolio............................     $       56,858,074     0.800% on first $100 million
                                                                               0.750% on next $400 million
                                                                               0.700% thereafter
  Utility Portfolio................................     $       57,477,132     0.750% on first $150 million
                                                                               0.600% on next $350 million
                                                                               0.500% thereafter

------------------------

*   Funds underlie variable annuities


+   Subject to waivers and/or expense limitations

                                                                     EXHIBIT C-1

                             SUBADVISORY AGREEMENT
                   BETWEEN SUNAMERICA ASSET MANAGEMENT CORP.
                                      AND
                        ALLIANCE CAPITAL MANAGEMENT L.P.

    It is hereby agreed by and between SUNAMERICA ASSET MANAGEMENT CORP. (the "Adviser") and ALLIANCE CAPITAL MANAGEMENT L.P. ("Subadviser") as follows:

    1. DUTIES OF SUBADVISER. Adviser hereby engages the services of Subadviser in furtherance of its Investment Advisory and Management Agreement with
SunAmerica Series Trust (the "Trust") dated as of                      , on
behalf of the Alliance Growth Portfolio, the Growth-Income Portfolio and the Global Equities Portfolio (each, a "Portfolio," and collectively, the "Portfolios"). Pursuant to this Sub-Advisory Agreement and subject to the oversight and review of Adviser, Subadviser will manage the investment and reinvestment of the assets of the Portfolio. In this regard, Subadviser will determine in its discretion the securities to be purchased or sold, will provide Adviser with records concerning its activities which Adviser or the Trust is required to maintain, and will render regular reports to Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolios set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations. Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

    2. PORTFOLIO TRANSACTIONS. Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established by the Trustees of the Trust, Subadviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to a Portfolio, other portfolios of the Trust and other clients of Subadviser. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Subadviser will promptly communicate to Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

    3. COMPENSATION OF SUBADVISER. As its compensation hereunder, the Adviser shall pay to Subadviser promptly after the end of each month, a fee calculated in accordance with the average daily net assets of the indicated Portfolio as follows:

    ALLIANCE GROWTH PORTFOLIO:

    .35% per annum on the first $50 million;
    .30% per annum on the next $100 million;
    .25% per annum on the next $150 million;
    .20% per annum on the next $200 million;
    .15% per annum thereafter.

                                     C-1-1

    GROWTH-INCOME PORTFOLIO:

    .35% per annum on the first $50 million;
    .30% per annum on the next $100 million;
    .25% per annum on the next $150 million;
    .20% per annum on the next $200 million;
    .15% per annum thereafter.

    GLOBAL EQUITIES PORTFOLIO:

    .50% per annum on the first $50 million;
    .40% per annum on the next $100 million;
    .30% per annum on the next $150 million;
    .25% per annum thereafter.

    To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which Adviser is required to reduce or refund its advisory and management fee payable by a Portfolio, Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by the Adviser bear to the total advisory and management fee paid by such Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by Subadviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Subadviser to Adviser, Adviser agrees to reimburse Subadviser for any expenses waived, provided that Adviser has been reimbursed by the Trust.

    Subadviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of a Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    4. REPORTS. Adviser and Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    5. STATUS OF SUBADVISER. The services of Subadviser to Adviser and the Trust are not to be deemed exclusive, and Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    6. CERTAIN RECORDS. Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Portfolios' investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or Adviser on request.

                                     C-1-2

    Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

    7. REFERENCE TO SUBADVISER. Neither the Trust nor Adviser or any affiliate or agent thereof shall make reference to or use the name of Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld. Subadviser agrees to notify Adviser of any changes in the membership of the general partners of Subadviser as soon as practicable prior to such change.

    8. LIABILITY OF SUBADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Subadviser), Subadviser shall not be subject to liability to the Adviser or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

    9. DURATION AND TERMINATION. This Agreement shall continue in full force and effect with respect to a Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of such Portfolio after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

    This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Portfolio on not less than 30 days nor more than 60 days written notice to Subadviser or by Subadviser at any time without the payment of any penalty, on 90 days written notice to Adviser and the Trust; provided, however, that this Agreement may not be terminated by Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Investment Company Act of 1940, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

    As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company

                                     C-1-3

Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    This Agreement will also terminate in the event that the Investment Advisory and Management Agreement by and between the Trust on behalf of the Portfolio and Adviser referred to in Section 1 is terminated.

    10. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.


    IN WITNESS WHEREOF, the parties have caused their respective duly authorized
officers to execute this Agreement on this    day of         ,     .


                                          SUNAMERICA ASSET MANAGEMENT CORP.

                                          By:
                                          --------------------------------------
                                             Authorized Officer

                                          ALLIANCE CAPITAL MANAGEMENT L.P.

                                          By: ALLIANCE CAPITAL MANAGEMENT

                                               CORPORATION, ITS GENERAL PARTNER

                                          By:
                                          --------------------------------------
                                             Authorized Officer

                                     C-1-4

                                                                     EXHIBIT C-2

                             SUBADVISORY AGREEMENT

    This SUBADVISORY AGREEMENT is dated as of           , by and between
SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and DAVIS SELECTED ADVISERS, L.P., a Colorado limited partnership (the "Subadviser").

                                  WITNESSETH:

    WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management
Agreement dated as of           , (the "Advisory Agreement") pursuant to which
the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

    WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

    WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed in Schedule A hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

    1. DUTIES OF THE SUBADVISER. (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations. The Adviser shall inform the Subadviser of any requirements of the California Insurance Code (or other applicable insurance Code, if any) and any regulations thereunder that operate to limit or restrict the investments the Portfolio(s) may otherwise make, and to inform the Subadviser promptly of any changes in such requirements.

    The Subadviser represents and warrants to the Adviser that each of the Portfolios set forth in Schedule A will at all times be operated and managed (1) in compliance with all applicable federal and state laws governing its operations and investments; (2) so as not to jeopardize either the treatment of the Polaris variable annuity contracts issued by Variable Separate Account (File No. 33-47473; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limiting the foregoing, the Subadviser represents and warrants (1) qualification, election and maintenance of such election by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and (2) compliance with (a) the provisions of the Act and

                                     C-2-1
rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) applicable state insurance laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

    (b) In performing its investment advisory services, Subadviser, while remaining ultimately responsible for management of the portion of the assets of the Portfolio allocated to it, may delegate any of its responsibilities to one of its affiliates, including Davis Selected Advisers--NY, Inc., its New York affiliate.

    2. PORTFOLIO TRANSACTIONS. The Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. In selecting such broker or dealers, the Subadviser shall consider all relevant factors, including price (including the applicable brokerage commission or dealer spread), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker or dealer involved, the quality of the service, the difficulty of execution, the execution capabilities and operations facilities of the firm involved, and the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

    3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

                                     C-2-2

    The Subadviser, not the Adviser or the Trust, will pay Davis Selected Advisers--NY, Inc., or any other affiliate the services of which are utilized hereunder, all of such affiliate's reasonable direct and indirect costs associated with maintenance of an office and performance of such services.

    To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which the Adviser is required to reduce or refund its advisory and management fee payable by the Portfolio, the Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by the Adviser bear to the total advisory and management fee paid by the Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by the Subadviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of the Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by the Subadviser to the Adviser, the Adviser agrees to reimburse the Subadviser for any expenses waived, provided that the Adviser has been reimbursed by the Trust.

    4. REPORTS. The Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    5. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    6. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

    The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

    7. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

    8. INDEMNIFICATION. The Adviser agrees to indemnify and hold harmless the Subadviser and its affiliates and each of its directors and officers and each person, if any, who controls the Subadviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Subadviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under any other statute, at common law or otherwise, which may be based upon any wrongful act or breach of this Agreement by the Adviser;

                                     C-2-3
provided, however, that in no case is the Adviser's indemnity in favor of any person deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reasons of his, her or its reckless disregard of obligations and duties under this Agreement.

    The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in
Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

    9. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio of the Trust after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, the Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

    With respect to each Portfolio, this Agreement may be terminated at any time, without payment of penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

    This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

    10. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    11. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

                                     C-2-4

    12. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    13. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

    14. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular portfolio shall be enforceable only against the assets of that portfolio and not against the assets of any other portfolio or of the Trust as a whole.

    15. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

    Subadviser: Davis Selected Advisers, L.P.
              124 E. Marcy Street
              P.O. Box 1688
              Santa Fe, NM 87504-1688
              Attention: Kenneth C. Eich
                       Chief Operating Officer

    Adviser:  SunAmerica Asset Management Corp.
              733 Third Avenue
              New York, New York 10017
              Attention: Robert M. Zakem
                       Senior Vice President
                       and General Counsel

    with a
     copy to: SunAmerica Inc.
              1 SunAmerica Center
              Century City
              Los Angeles, California 90067-6022
              Attention: Susan L. Harris
                       Vice President, Associate
                       General Counsel and
                       Secretary

                                     C-2-5

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                SUNAMERICA ASSET MANAGEMENT CORP.

                                By:
                                     -----------------------------------------
                                     Name: Peter A. Harbeck
                                     Title: President

                                DAVIS SELECTED ADVISERS, L.P.

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                     C-2-6

                                   SCHEDULE A

                                                                                     FEE (AS PERCENTAGE OF AVERAGE
                                                                                        DAILY NET ASSETS OF THE
PORTFOLIO                                                                                     PORTFOLIO)
-----------------------------------------------------------------------------------  -----------------------------
Venture Value......................................................................  .45% on first $100 million
                                                                                     .40% on next $400 million
                                                                                     .35% thereafter

Real Estate........................................................................  .45% on first $100 million
                                                                                     .40% on next $400 million
                                                                                     .35% thereafter

                                     C-2-7

                                                                     EXHIBIT C-3

                             SUBADVISORY AGREEMENT

    This SUBADVISORY AGREEMENT is dated as of             by and between
SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and FEDERATED INVESTMENT COUNSELING, a Delaware business trust (the "Subadviser").

                                  WITNESSETH:

    WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management
Agreement dated as of             , (the "Advisory Agreement") pursuant to which
the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

    WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

    WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

    1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed on Schedule A attached hereto. Subject to the oversight and review of the Adviser, the Subadviser will determine in its discretion the securities to be purchased or sold, and through delegated authority from the Adviser, execute such documents as may be necessary in connection therewith; will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain; and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information.

    The Subadviser represents and warrants that its management of the Portfolios will at all times conform with: (1) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trusts current prospectus and statement of additional information; (2) the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies, including those investment companies underlying variable annuities; (3) the provisions of the Act and rules adopted thereunder applicable to the Portfolios; (4) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (5) applicable state insurance laws provided to Subadviser by Adviser in writing (which may be satisfied through delivery to Subadviser of a copy of the Trusts current prospectus), or as acknowledged in a written undertaking by Subadviser;
(6) applicable federal and state securities laws; and (7) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and

                                     C-3-1
warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

    2. REPRESENTATIONS AND WARRANTIES OF THE ADVISER. The Adviser represents and warrants to the Subadviser that: (1) it is a corporation duly formed and validly existing under the laws of Delaware; (2) it is duly authorized to execute and deliver this Agreement and to perform its obligations thereunder; and (3) it is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended.

    3. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities and other investments of the assets of each Portfolio, broker-dealers and futures commission merchants selection, and negotiation of brokerage commission and futures commission merchants rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolios with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates fiduciary obligations to the

                                     C-3-2

Portfolios and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

    4. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

    5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, policies and procedures relating to the management of the Trust as adopted by the Board of Trustees, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    7. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

    The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

    8. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, which approval shall not be unreasonably withheld.

    9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the

                                     C-3-3
receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any liability arising from the Subadvisers conduct under this Agreement. Subadviser hereby indemnifies, defends and protects Adviser and holds Adviser harmless, from and against any and all liability arising out of Subadvisers disabling conduct.

    (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which arise out of or result from any breach of any representation or warranty set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

    (c) The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of the Subadviser and agrees that the obligations assumed by the Subadviser pursuant to this Agreement will be limited in any case to the Subadviser and its assets and the Adviser shall not seek satisfaction of any such obligations from the shareholders of the Subadviser, the trustees of the Subadviser, officers, employees or agents of the Subadviser, or any of them.

    10. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

    11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

    With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on not less than 30 nor more than 60 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months from the date written notice is given, whichever is earlier. Notwithstanding the requirements set forth in the immediately preceding sentence, Subadviser may terminate this Agreement on 30 days' written notice upon the institution of formal proceedings against the Adviser or the Trust by the NASD, the SEC, any state securities or insurance department or any other regulatory body regarding the Advisers obligations under this Agreement or related to the sale of the Contracts, operation of the separate account, or sale of shares of the Trust, provided that such formal proceedings are likely to have a material adverse impact on the Subadviser. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued

                                     C-3-4
effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

    This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

    12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

    14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    15. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

    16. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

    17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid addressed as follows:

    Subadviser: Federated Investment Counseling
              Federated Investors Tower
              1001 Liberty Avenue
              Pittsburgh, PA 15222-3779

    Adviser:  SunAmerica Asset Management Corp.
              The SunAmerica Center
              733 Third Avenue, Third Floor
              New York, NY 10017
              Attention: Robert M. Zakem
                       Senior Vice President
                       and General Counsel

    with a
     copy to: SunAmerica Inc.
              1 SunAmerica Center
              Century City
              Los Angeles, CA 90067-6022
              Attention: Susan L. Harris
                       Senior Vice President,
                       General Counsel -
              Corporate Affairs and Secretary

                                     C-3-5

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.


                                SUNAMERICA ASSET MANAGEMENT CORP.

                                By:
                                     -----------------------------------------
                                     Name: Peter A. Harbeck
                                     Title: President

                                FEDERATED INVESTMENT COUNSELING

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:



                                     C-3-6

                                   SCHEDULE A

                                                                                   FEE (AS PERCENTAGE OF AVERAGE
                                                                                      DAILY NET ASSETS OF THE
PORTFOLIO(S)                                                                                 PORTFOLIO)
--------------------------------------------------------------------------------  --------------------------------
FEDERATED VALUE.................................................................  .55% on first $20 million
                                                                                  .35% on next $30 million
                                                                                  .25% on next $100 million
                                                                                  .20% on next $350 million
                                                                                  .15% thereafter

UTILITY.........................................................................  .55% on first $20 million
                                                                                  .35% on next $30 million
                                                                                  .25% on next $100 million
                                                                                  .20% on next $350 million
                                                                                  .15% thereafter

CORPORATE BOND..................................................................  .30% on first $25 million
                                                                                  .25% on next $25 million
                                                                                  .20% on next $100 million
                                                                                  .15% thereafter

                                     C-3-7

                                                                     EXHIBIT C-4

                             SUBADVISORY AGREEMENT
                   BETWEEN SUNAMERICA ASSET MANAGEMENT CORP.
                                      AND
                        GOLDMAN SACHS ASSET MANAGEMENT,
                        A SEPARATE OPERATING DIVISION OF
                              GOLDMAN, SACHS & CO.

    It is hereby agreed by and between SUNAMERICA ASSET MANAGEMENT CORP. (the "Adviser") and GOLDMAN SACHS ASSET MANAGEMENT, a separate operating division of GOLDMAN, SACHS & CO. ("Subadviser") as follows:

    1. DUTIES OF SUBADVISER. Adviser hereby engages the services of Subadviser in furtherance of its Investment Advisory and Management Agreement with
SunAmerica Series Trust (the "Trust") dated as of         , on behalf of the
Asset Allocation Portfolio (the "Portfolio"). Pursuant to this Sub-Advisory Agreement and subject to the oversight and review of Adviser, Subadviser will manage the investment and reinvestment of the assets of the Portfolio. In this regard, Subadviser will determine in its discretion the securities to be purchased or sold, will provide Adviser with records concerning its activities which Adviser or the Trust is required to maintain, and will render regular reports to Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations. Adviser agrees to inform Subadviser of any and all requirements of the California Insurance Code and regulations thereunder that operate to limit or restrict the investments the Portfolio may otherwise make, and to inform Subadviser promptly of any changes in such requirements. Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

    2. PORTFOLIO TRANSACTIONS. Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established by the Trustees of the Trust, Subadviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to a Portfolio, other portfolios of the Trust and other clients of Subadviser. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Subadviser will promptly communicate to Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

                                     C-4-1

    3. COMPENSATION OF SUBADVISER. As its compensation hereunder, the Adviser shall pay to Subadviser promptly after the end of each month, a fee calculated in accordance with the average daily net assets of the indicated Portfolio as follows:

    ASSET ALLOCATION PORTFOLIO:

    .40% PER ANNUM ON THE FIRST $50 MILLION;
    .30% PER ANNUM ON THE NEXT $100 MILLION;
    .25% PER ANNUM ON THE NEXT $100 MILLION;
    .20% PER ANNUM THEREAFTER.

    To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which Adviser is required to reduce or refund its advisory and management fee payable by a Portfolio, Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by the Adviser bear to the total advisory and management fee paid by such Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by Subadviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Subadviser to Adviser, Adviser agrees to reimburse Subadviser for any expenses waived, provided that Adviser has been reimbursed by the Trust.

    Subadviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of a Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    4. REPORTS. Adviser and Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    5. STATUS OF SUBADVISER. The services of Subadviser to Adviser and the Trust are not to be deemed exclusive, and Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    6. CERTAIN RECORDS. Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Portfolio's investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or Adviser on request.

    Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

                                     C-4-2

    7. REFERENCE TO SUBADVISER. Neither the Trust nor Adviser or any affiliate or agent thereof shall make reference to or use the name of Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld. Subadviser agrees to notify Adviser of any changes in the membership of the general partners of Subadviser as soon as practicable prior to such change.

    8. LIABILITY OF SUBADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of Subadviser (and its officers, directors, agents, partners, employees, controlling persons, shareholders and any other person or entity affiliated with Subadviser ("associated persons")), Subadviser and its associated persons shall not be subject to liability to the Adviser or to any other person for any act or omission in the course of, or connected with, rendering services hereunder (including, without limitation, as a result of failure by Adviser, by any other affiliate of Anchor National Life Insurance Company ("ANLIC"), or by ANLIC, to comply with this Agreement or the requirements of Section 10506 of the California Insurance Code and regulations duly adopted pursuant to such Section or, as a result of any error of judgment or mistake of law or for any loss suffered by Advisor or any other person in connection with the matters to which this Agreement relates), except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

    Adviser hereby indemnifies, defends and protects Subadviser and holds Subadviser and its associated persons harmless from and against any and all claims, demands, actions, losses, damages, liabilities, costs, charges, counsel fees and expenses of any nature ("Losses") arising out of (i) any inaccuracy or omission in any prospectus, registration statement, annual report or proxy statement or advertising or promotional material pertaining to the Portfolio ("Documents") to the extent such Document contains information not supplied to Adviser by Subadviser for inclusion in such Document, (ii) any breach of Adviser of any representation or agreement contained in this Subadvisory Agreement,
(iii) any failure by Adviser, by any other affiliate of ANLIC, or by ANLIC, to comply with the requirements of Section 10506 of the California Insurance Code and regulations duly adopted pursuant to such Section, and (iv) any action taken or omitted to be taken by Subadviser pursuant to this Subadvisory Agreement, except to the extent such Losses result from Subadviser's breach of this Subadvisory Agreement or Subadviser's disabling conduct. Subadviser hereby indemnifies, defends and protects Adviser and holds Adviser harmless from and against any and all Losses arising out of Subadviser's disabling conduct.

    9. DURATION AND TERMINATION. This Agreement shall continue in full force and effect with respect to a Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of such Portfolio after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

    This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a

                                     C-4-3

Portfolio on not less than 30 days nor more than 60 days' written notice to Subadviser or by Subadviser at any time without the payment of any penalty, on 90 days' written notice to Adviser and the Trust; provided, however, that this Agreement may not be terminated by Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Investment Company Act of 1940, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

    As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    This Agreement will also terminate in the event that the Investment Advisory and Management Agreement by and between the Trust on behalf of the Portfolio and Adviser referred to in Section 1 is terminated.

    10. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized
officers to execute this Agreement as of                .

                                SUNAMERICA ASSET MANAGEMENT CORP.

                                By:
                                     -----------------------------------------
                                     Authorized Officer

                                GOLDMAN SACHS ASSET MANAGEMENT,
                                a separate operating division of
                                GOLDMAN, SACHS & CO.

                                By:  GOLDMAN, SACHS & CO.

                                By:  -----------------------------------------
                                     Authorized Officer

                                     C-4-4

                                                                     EXHIBIT C-5

                             SUBADVISORY AGREEMENT
                   BETWEEN SUNAMERICA ASSET MANAGEMENT CORP.
                                      AND
                 GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL,
                                AN AFFILIATE OF
                              GOLDMAN, SACHS & CO.

    It is hereby agreed by and between SUNAMERICA ASSET MANAGEMENT CORP. (the "Adviser") and GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL, an affiliate of GOLDMAN, SACHS & CO. ("Subadviser") as follows:

    1. DUTIES OF SUBADVISER. Adviser hereby engages the services of Subadviser in furtherance of its Investment Advisory and Management Agreement with
SunAmerica Series Trust (the "Trust") dated as of         , on behalf of the
Global Bond Portfolio (the "Portfolio"). Pursuant to this Subadvisory Agreement and subject to the oversight and review of Adviser, Subadviser will manage the investment and reinvestment of the assets of the Portfolio. In this regard, Subadviser will determine in its discretion the securities to be purchased or sold, will provide Adviser with records concerning its activities which Adviser or the Trust is required to maintain, and will render regular reports to Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations. Adviser agrees to inform Subadviser of any and all requirements of the California Insurance Code and regulations thereunder that operate to limit or restrict the investments the Portfolio may otherwise make, and to inform Subadviser promptly of any changes in such requirements. Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

    2. PORTFOLIO TRANSACTIONS. Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established by the Trustees of the Trust, Subadviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Portfolio, other portfolios of the Trust and other clients of Subadviser. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Subadviser will promptly communicate to Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

                                     C-5-1

    3. COMPENSATION OF SUBADVISER. As its compensation hereunder, the Adviser shall pay to Subadviser promptly after the end of each month, a fee calculated in accordance with the average daily net assets of the Portfolio as follows:

    GLOBAL BOND PORTFOLIO:

    .40% per annum on the first $50 million;

   .30% per annum on the next $100 million;

   .25% per annum on the next $100 million;

   .20% per annum thereafter.

    To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of the Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which Adviser is required to reduce or refund its advisory and management fee payable by the Portfolio, Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by the Adviser bear to the total advisory and management fee paid by the Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by Subadviser in its discretion. For this purpose, aggregate expenses of the Portfolio shall include the compensation of Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Subadviser to Adviser, Adviser agrees to reimburse Subadviser for any expenses waived, provided that Adviser has been reimbursed by the Trust.

    Subadviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    4. REPORTS. Adviser and Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    5. STATUS OF SUBADVISER. The services of Subadviser to Adviser and the Trust are not to be deemed exclusive, and Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    6. CERTAIN RECORDS. Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Portfolio's investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or Adviser on request.

    Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any

                                     C-5-2
representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

    7. REFERENCE TO SUBADVISER. Neither the Trust nor Adviser or any affiliate or agent thereof shall make reference to or use the name of Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld.

    8. LIABILITY OF SUBADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of Subadviser (and its officers, directors, agents, partners, employees, controlling persons, shareholders and any other person or entity affiliated with Subadviser ("associated persons")), Subadviser and its associated persons shall not be subject to liability to the Adviser or to any other person for any act or omission in the course of, or connected with, rendering services hereunder (including, without limitation, as a result of failure by Adviser, by any other affiliate of Anchor National Life Insurance Company ("ANLIC"), or by ANLIC, to comply with this Agreement or the requirements of Section 10506 of the California Insurance Code and regulations duly adopted pursuant to such Section or, as a result of any error of judgment or mistake of law or for any loss suffered by Advisor or any other person in connection with the matters to which this Agreement relates), except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

    Adviser hereby indemnifies, defends and protects Subadviser and holds Subadviser and its associated persons harmless from and against any and all claims, demands, actions, losses, damages, liabilities, costs, charges, counsel fees and expenses of any nature ("Losses") arising out of (i) any inaccuracy or omission in any prospectus, registration statement, annual report or proxy statement or advertising or promotional material pertaining to the Portfolio ("Documents") to the extent such Document contains information not supplied to Adviser by Subadviser for inclusion in such Document, (ii) any breach of Adviser of any representation or agreement contained in this Subadvisory Agreement,
(iii) any failure by Adviser, by any other affiliate of ANLIC, or by ANLIC, to comply with the requirements of Section 10506 of the California Insurance Code and regulations duly adopted pursuant to such Section, and (iv) any action taken or omitted to be taken by Subadviser pursuant to this Subadvisory Agreement, except to the extent such Losses result from Subadviser's breach of this Subadvisory Agreement or Subadviser's disabling conduct. Subadviser hereby indemnifies, defends and protects Adviser and holds Adviser harmless from and against any and all Losses arising out of Subadviser's disabling conduct.

    9. DURATION AND TERMINATION. This Agreement shall continue in full force and effect with respect to the Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Portfolio with respect to the Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

    This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the

                                     C-5-3

Portfolio on not less than 30 days nor more than 60 days written notice to Subadviser or by Subadviser at any time without the payment of any penalty, on 90 days written notice to Adviser and the Trust; provided, however, that this Agreement may not be terminated by Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Investment Company Act of 1940, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

    As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    This Agreement will also terminate in the event that the Investment Advisory and Management Agreement by and between the Trust on behalf of the Portfolio and Adviser referred to in Section 1 is terminated.

    10. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized
officers to execute this Agreement as of         .

                               SUNAMERICA ASSET MANAGEMENT CORP.

                               By: _____________________________________________
                                  Authorized Officer

                               GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL, an affiliate of
                               GOLDMAN, SACHS & CO.

                               By: _____________________________________________
                                  Authorized Officer

                                     C-5-4

                                                                     EXHIBIT C-6

                             SUBADVISORY AGREEMENT

    This SUBADVISORY AGREEMENT is dated as of         by and between SUNAMERICA
ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and MORGAN STANLEY ASSET MANAGEMENT INC., a Delaware corporation (the "Subadviser").

                                  WITNESSETH:

    WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management
Agreement dated as of         , (the "Advisory Agreement") pursuant to which the
Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

    WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

    WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed in Schedule A hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

    1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations.

    The Subadviser represents and warrants to the Adviser that each of the Portfolios set forth in Schedule A will at all times be operated and managed (1) in compliance with all applicable federal and state laws; (2) so as not to jeopardize either the treatment of the Polaris variable annuity contracts issued by Variable Separate Account (File No. 33-47473; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limitation, the Subadviser represents and warrants the Portfolios (1) qualification, election and maintenance of such election by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and (2) compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) applicable state insurance laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any

                                     C-6-1
excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

    2. PORTFOLIO TRANSACTIONS. The Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. In selecting such broker or dealers, the Subadviser shall consider all relevant factors, including price (including the applicable brokerage commission or dealer spread), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker or dealer involved, the quality of the service, the difficulty of execution, the execution capabilities and operations facilities of the firm involved, and the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

    3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

    4. REPORTS. The Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    5. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent

                                     C-6-2
contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    6. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

    The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

    7. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

    8. INDEMNIFICATION. The Adviser agrees to indemnify and hold harmless the Subadviser and its affiliates and each of its directors and officers and each person, if any, who controls the Subadviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Subadviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under any other statute, at common law or otherwise, which may be based upon any wrongful act or breach of this Agreement by the Adviser; provided, however, that in no case is the Adviser's indemnity in favor of any person deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reasons of his, her or its reckless disregard of obligations and duties under this Agreement.

    The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in
Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

    9. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio of the Trust after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees

                                     C-6-3
of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, the Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

    With respect to each Portfolio, this Agreement may be terminated at any time, without payment of penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

    This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

    10. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    11. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity the requirements of the Act.

    12. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    13. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

    14. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular portfolio shall be enforceable only against the assets of that portfolio and not against the assets of any other portfolio or of the Trust as a whole.

                                     C-6-4

    15. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

    Subadviser: Morgan Stanley Asset Management,
              Inc.
              1221 Avenue of the Americas
              New York, New York 10020
              Attention: General Counsel

    Adviser:  SunAmerica Asset Management Corp.
              733 Third Avenue
              New York, New York 10017
              Attn:  Robert M. Zakem
              Senior Vice President
              General Counsel

    with a    SunAmerica Inc.
    copy to:  1 SunAmerica Center
              Century City
              Los Angeles, California 90067-6022
              Attention:  Susan L. Harris
              Vice President, Associate
              General Counsel and
              Secretary

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                SUNAMERICA ASSET MANAGEMENT CORP.

                                By:
                                     -----------------------------------------
                                     Name: Peter A. Harbeck
                                     Title: Executive Vice President

                                MORGAN STANLEY ASSET MANAGEMENT INC.

                                By:
                                     -----------------------------------------
                                     Harold J. Schaaff
                                     Secretary and General Counsel

                                     C-6-5

                                   SCHEDULE A

                                                             FEE (AS A
                                                           PERCENTAGE OF
                                                         AVERAGE DAILY NET
                                                           ASSETS OF THE
PORTFOLIO                                                   PORTFOLIO)
-------------------------------------------------------  -----------------
International Diversified Equities.....................  .65% on first $350 million
                                                         .60% thereafter

Worldwide High Income..................................  .65% on first $350 million
                                                         .60% thereafter

                                     C-6-6

                                                                     EXHIBIT C-7

                             SUBADVISORY AGREEMENT

    This SUBADVISORY AGREEMENT is dated as of            , by and between
SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and PUTNAM INVESTMENT MANAGEMENT, INC., a Massachusetts corporation (the "Subadviser").

                                  WITNESSETH:

    WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management
Agreement dated as of            , (the "Advisory Agreement"), pursuant to which
the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

    WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

    WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

    1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish as delivered in writing to the Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information as delivered to the Subadviser, and (b) applicable laws and regulations.

    The Subadviser agrees that it will operate and manage the Portfolio set forth in Schedule A (1) in compliance with all applicable federal and state laws governing the Subadviser's management of the Portfolio and investments; and (2) so as not to jeopardize either the treatment of the SunAmerica Series Trust variable annuity contracts issued by Variable Separate Account and FS Variable Separate Account (File Nos. 33-47473 and 33-85014, respectively; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). Without limiting the foregoing, the Subadviser agrees to manage the Portfolio in compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) applicable state insurance laws; and (d) applicable federal and state securities, commodities and banking laws; provided that Adviser shall provide Subadviser with written direction as to the requirements of applicable state insurance laws and applicable federal and state banking laws. For purposes of the preceding sentence, disclosure in the Trust's prospectus and/or

                                     C-7-1
statement of additional information of applicable state insurance laws and regulations and applicable federal and state banking laws and regulations shall constitute "written direction" thereof. The Adviser acknowledges and agrees that the Subadviser's compliance with its obligations under this Agreement will be based, in part, on information supplied by the Adviser, or an agent thereof, as to each Portfolio, including but not limited to, portfolio security lot level realized and unrealized gain/loss allocation. The Adviser agrees that all such information will be supplied on a timely basis. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not have any responsibility for the administrative affairs of the Portfolio, including any responsibility for the calculation of the net asset value of the Portfolio's shares or shareholder accounting services; PROVIDED, HOWEVER, that the Subadviser shall, as requested from time to time by the Adviser, assist the Adviser in obtaining pricing information relating to the Portfolio's investment securities.

    2. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities and other investments of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate

                                     C-7-2
purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

    3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day's net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

    4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

    5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    7. CERTAIN RECORDS. While the Subadviser is not being engaged to serve as the Trust's official record keeper, the Subadviser nevertheless hereby undertakes and agrees to maintain, in the form and for the period required by
Section 204 of the Advisers Act and Rule 204-2 thereunder, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Subadviser pursuant to the requirements of Rule 204-2 under the Advisers Act. The Subadviser will also, in connection with the purchase and sale of securities for each Portfolio, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio.

    The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

    8.  REFERENCE TO THE SUBADVISER.  The Adviser covenants as follows:

    (a) The Adviser will (and will cause its affiliates (including the Trust) (each an "Affiliate") to) use the name "Putnam Investment Management," "Putnam Investments," "Putnam" or any derivation thereof

                                     C-7-3
only for so long as this Agreement remains in effect. At such times as this Agreement is no longer in effect, the Adviser will, and will cause each Affiliate to, cease using any such name or any other name indicating that any Portfolio is advised by or otherwise connected to the Subadviser.

    (b) It will not, and will cause its Affiliates to not, refer to the Subadviser or any Affiliate in any sales literature or promotional material except with the prior approval of the Subadviser. In the case of materials, such as the portfolio's prospectus, required by law to be prepared, such approval shall not be unreasonably withheld.

    (c) It will permit the Portfolios to be used as a funding vehicle only for insurance contracts issued by SunAmerica Inc. or any of its affiliates.

    (d) It will not (and will cause its Affiliates to not) engage in marketing programs (written or otherwise) directed toward Putnam Capital Manager Annuity Contract ("PCM") which directly solicit transfers from PCM to the Adviser's products or those of its Affiliates. For purposes of the foregoing, general marketing efforts by SunAmerica Inc. and its affiliates shall not constitute a direct solicitation of PCM contract holders. The Adviser will not (and will cause its Affiliates to not) create or use marketing materials which provide direct comparisons between PCM and the Adviser's products or those of any of its Affiliates. The Adviser, in connection with any exchange program, will not (and will cause its Affiliates to not) reimburse voluntarily, or enter into any contract or policy after the date hereof providing for the reimbursement of, any deferred sales charges to encourage the transfer of assets from PCM to the Adviser's products or those of any Affiliate. For purposes hereof, the term "Affiliate" shall not be construed to include agents of SunAmerica Inc. or affiliates thereof, who are not employees of such entities.

    9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust, any shareholder of the Trust or the Adviser for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any liability arising from the Subadviser's conduct under this Agreement.

    (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling persons may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or material breach of this Agreement by the Subadviser resulting from Subadviser's disabling conduct, or (ii) any untrue statement of a material fact in the Trust's registration statement or omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if such statement or omission was made in reliance on information furnished by the Subadviser to use in such registration statement, provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

    10. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners,

                                     C-7-4
officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

    11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio of the Trust after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, the Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

    With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

    This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

    12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

    14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    15. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

    16. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

                                     C-7-5

    17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

    Subadviser: Putnam Investment Management, Inc.
              One Post Office Square
              Boston, MA 02109
              Attention: General Counsel

    Adviser:  SunAmerica Asset Management Corp.
              The SunAmerica Center
              733 Third Avenue, Third Floor
              New York, NY 10017
              Attention: Robert M. Zakem
              Senior Vice President and
              General Counsel

    with a
     copy to: SunAmerica Inc.
              1 SunAmerica Center
              Century City
              Los Angeles, CA 90067-6022
              Attention: Susan L. Harris
              Senior Vice President,
              General Counsel-
              Corporate Affairs
              and Secretary

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                          SUNAMERICA ASSET MANAGEMENT CORP.

                                          By:
                                          --------------------------------------
                                             Name: Peter A. Harbeck
                                             Title: President

                                          PUTNAM INVESTMENT MANAGEMENT, INC.

                                          By:
                                          --------------------------------------
                                             Name:
                                             Title:

                                     C-7-6

                                   SCHEDULE A

                                                                                                 FEE
                                                                                          (AS PERCENTAGE OF
                                                                                     AVERAGE DAILY NET ASSETS OF
PORTFOLIO(S)                                                                               THE PORTFOLIO)
---------------------------------------------------------------------------------  -------------------------------
Putnam Growth....................................................................  .50% on first $150 million
                                                                                   .45% on next $150 million
                                                                                   .35% thereafter

International Growth and Income..................................................  .65% on first $150 million
                                                                                   .55% on next $150 million
                                                                                   .45% thereafter

Emerging Markets.................................................................  1.00% on first $150 million
                                                                                   .95% on next $150 million
                                                                                   .85% thereafter

                                     C-7-7

                                                                       EXHIBIT D

 OTHER MUTUAL FUNDS ADVISED BY ALLIANCE WITH A SIMILAR INVESTMENT OBJECTIVE TO
       THE ALLIANCE GROWTH, GROWTH-INCOME AND GLOBAL EQUITIES PORTFOLIOS


                                               NET ASSETS OF OTHER
                                                      FUND
                                                  (IN MILLIONS)                                   AVERAGE NET
OTHER FUND                                      ON JUNE 30, 1998        ANNUAL FEE RATE           ASSET LEVEL
---------------------------------------------  -------------------  -----------------------  ----------------------
Alliance Premier Growth--Class A                    $   933.9               1.000%               $249.0 million
                                                                        (advisory fee)                 on
                                                                            1.570%             November 30, 1997
                                                                     (total expense ratio)


------------------------

Alliance does not manage any mutual funds with similar investment objectives to the Growth-Income or Global Equities Portfolios.

                                                                       EXHIBIT E


   <*>OTHER MUTUAL FUNDS ADVISED BY DAVIS WITH A SIMILAR INVESTMENT OBJECTIVE
              TO THE VENTURE VALUE AND REAL ESTATE PORTFOLIOS</*>



    OTHER MUTUAL FUNDS ADVISED BY DAVIS WITH A SIMILAR INVESTMENT OBJECTIVE
                         TO THE VENTURE VALUE PORTFOLIO



                                          NET ASSETS OF
                                           OTHER FUND            ANNUAL
                                          (IN MILLIONS)         FEE RATE
                                          SEPTEMBER 30,   --------------------   AVERAGE NET
OTHER FUND                                    1998         MANAGEMENT    TOTAL   ASSET LEVEL
----------------------------------------  -------------   ------------   -----  --------------

Davis New York Venture Fund.............     $7,940        0.57%         0.89%  $5,784 million
Selected American Shares................     $2,218        0.60%         1.00%  $1,851 million


    OTHER MUTUAL FUNDS ADVISED BY DAVIS WITH A SIMILAR INVESTMENT OBJECTIVE
                          TO THE REAL ESTATE PORTFOLIO


                                          NET ASSETS OF
                                           OTHER FUND           ANNUAL
                                          (IN MILLIONS)        FEE RATE
                                          SEPTEMBER 30,   ------------------  AVERAGE NET
OTHER FUND                                    1998        MANAGEMENT   TOTAL  ASSET LEVEL
----------------------------------------  -------------   ----------   -----  ------------
Davis Real Estate Fund..................      $299         0.75%       1.08%  $172 million

                                                                       EXHIBIT F


       OTHER MUTUAL FUNDS ADVISED BY FEDERATED WITH A SIMILAR INVESTMENT OBJECTIVE TO THE CORPORATE BOND, UTILITY AND FEDERATED VALUE PORTFOLIOS



         Other Mutual Funds Advised by Federated with a Similar Investment
                   Objective to the Corporate Bond Portfolio



                                                                                      NET ASSETS OF OTHER
                                                                                      FUND (IN MILLIONS)    ANNUAL
OTHER FUND                                                                             ON JUNE 30, 1998    FEE RATE
------------------------------------------------------------------------------------  -------------------  ---------
Federated Bond Fund.................................................................       $   858.3       0.75%*



  OTHER MUTUAL FUNDS ADVISED BY FEDERATED WITH A SIMILAR INVESTMENT OBJECTIVE
                            TO THE UTILITY PORTFOLIO



                                                                            NET ASSETS OF
                                                                            OTHER FUND (IN
                                                                              MILLIONS)             ANNUAL
OTHER FUND                                                                 ON JUNE 30, 1998        FEE RATE
------------------------------------------------------------------------  ------------------  -------------------
Federated Utility Fund, Inc.............................................          $1,585      0.75%**

Federated Utility Fund II...............................................         $125.5       0.75%***



  OTHER MUTUAL FUNDS ADVISED BY FEDERATED WITH A SIMILAR INVESTMENT OBJECTIVE
                        TO THE FEDERATED VALUE PORTFOLIO



                                                              NET ASSETS OF OTHER
                                                              FUND (IN MILLIONS)                ANNUAL
OTHER FUND                                                     ON JUNE 30, 1998                FEE RATE
------------------------------------------------------------  -------------------  --------------------------------
Federated American Leaders Fund, Inc........................       $   3,145       0.55% of average daily net
                                                                                   assets and 4.50% of the annual
                                                                                   gross income (excluding capital
                                                                                   gains or losses)****

Federated Stock Trust.......................................       $   1,515       0.750% on first $500 million
                                                                                   0.675% on next $500 million
                                                                                   0.600% on next $500 million
                                                                                   0.525% on next $500 million
                                                                                   0.400% thereafter

Federated American Leaders Fund II..........................       $   395.9       0.75%*****

Travelers Federated Stock Portfolio.........................       $    26.6       0.625%******

Ohio National Blue Chip Portfolio...........................       $     2.2       0.90%


------------------------


     * Federated Bond Fund currently voluntarily waives 0.15% of advisory fee.



    ** Federated Utility Fund, Inc. voluntarily waives 0.12% of advisory fee.



   *** Federated Utility Fund II voluntarily waives 0.27% of advisory fee.



  **** Federated American Leaders Fund, Inc. currently voluntarily waives 0.64% advisory fee.



 ***** Federated American Leaders Fund II currently voluntarily waives 0.09% of advisory fee.



****** Travelers Federated Stock Portfolio currently voluntarily waives 0.21% of advisory fee.

                                                                       EXHIBIT G

     OTHER MUTUAL FUNDS ADVISED BY GSAM WITH A SIMILAR INVESTMENT OBJECTIVE
                       TO THE ASSET ALLOCATION PORTFOLIO


                                                             NET ASSETS OF OTHER
                                                             FUND (IN MILLIONS)   ANNUAL FEE     AVERAGE NET ASSET
OTHER FUND                                                   SEPTEMBER 21, 1998      RATE              LEVEL
-----------------------------------------------------------  -------------------  -----------  ----------------------
Goldman Sachs Balanced Fund................................       $   237.1            0.65%     $    187.4 million

                                                                       EXHIBIT H

   OTHER MUTUAL FUNDS ADVISED BY GSAM-INTERNATIONAL WITH A SIMILAR INVESTMENT
                     OBJECTIVE TO THE GLOBAL BOND PORTFOLIO


                                                             NET ASSETS OF OTHER
                                                             FUND (IN MILLIONS)   ANNUAL FEE     AVERAGE NET ASSET
OTHER FUND                                                   SEPTEMBER 21, 1998      RATE              LEVEL
-----------------------------------------------------------  -------------------  -----------  ----------------------
Goldman Sachs Global Income Fund...........................       $   218.5            0.90%*    $    194.0 million
Protective Life Global Income Fund.........................       $    59.7            0.40%     $     52.6 million


------------------------

* Subject to waivers and/or expense limitations waived to 0.65% as of September 1, 1998.

                                                                       EXHIBIT I


     OTHER MUTUAL FUNDS ADVISED BY MSAM WITH A SIMILAR INVESTMENT OBJECTIVE
 TO THE WORLDWIDE HIGH INCOME AND INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIOS



       Other Mutual Funds Advised by MSAM with a Similar Investment Objective to the Worldwide High Income Portfolio



                                                                     NET ASSETS OF OTHER
                                                                     FUND (IN MILLIONS)            ANNUAL
OTHER FUND                                                              JUNE 30, 1998             FEE RATE
-------------------------------------------------------------------  -------------------  -------------------------
Morgan Stanley Global Opportunity Bond Fund, Inc...................       $    54.2       1.00% of average weekly
                                                                                          net assets

Van Kampen Worldwide High Income Fund..............................       $   298.1       .75% of the average daily
                                                                                          net assets


     Other Mutual Funds Advised by MSAM with a Similar Investment Objective to the International Diversified Equities Portfolio


                                                                          NET ASSETS OF OTHER
                                                                          FUND (IN MILLIONS)         ANNUAL
OTHER FUND                                                                   JUNE 30, 1998          FEE RATE
------------------------------------------------------------------------  -------------------  -------------------
Morgan Stanley Institutional Fund--Active International Allocation......       $   256.7       .65% of average
                                                                                               daily net assets*

Van Kampen Global Equity Allocation Fund................................       $   596.0       1.00% of average
                                                                                               daily net assets*


------------------------

* Subject to waivers and/or expense limitations

                                                                       EXHIBIT J


    OTHER MUTUAL FUNDS ADVISED BY PUTNAM WITH A SIMILAR INVESTMENT OBJECTIVE TO THE PUTNAM GROWTH, INTERNATIONAL GROWTH AND INCOME AND EMERGING MARKETS
                                   PORTFOLIOS



      Other Mutual Funds Advised by Putnam with a Similar Investment Objective to the Putnam Growth Portfolio



                                                                   NET ASSETS
                                                                  OF OTHER FUND
                                                                  (IN MILLIONS)
                                                                  ON AUGUST 31,                ANNUAL
OTHER FUND                                                            1998                    FEE RATE
--------------------------------------------------------------  -----------------  ------------------------------
Putnam Growth Opportunities Fund .............................        $537         .70% on first $500 million
                                                                                   .60% on next $500 million
                                                                                   .55% on next $500 million
                                                                                   .50% thereafter*

Putnam Investors Fund ........................................       $3,940        .65% on first $500 million
                                                                                   .55% on next $500 million
                                                                                   .50% on next $500 million
                                                                                   .45% thereafter*

Putnam Vista Fund ............................................       $4,213        .65% on first $500 million
                                                                                   .55% on next $500 million
                                                                                   .50% on next $500 million
                                                                                   .45% thereafter*

Putnam Variable Trust VT Investors Fund ......................         $81         .65% on first $500 million
                                                                                   .55% on next $500 million
                                                                                   .50% on next $500 million
                                                                                   .45% thereafter*

Putnam Variable Trust VT Vista Fund ..........................        $220         .65% on first $500 million
                                                                                   .55% on next $500 million
                                                                                   .50% on next $500 million
                                                                                   .45% thereafter*

Allmerica Investment Trust--Select Growth Fund ...............        $578         .50% on first $50 million
                                                                                   .45% on next $100 million
                                                                                   .35% on next $100 million
                                                                                   .30% on next $100 million
                                                                                   .25% thereafter

EQ Advisors Trust--EQ Putnam Investors .......................         $93         .50% on first $150 million
  Growth Portfolio                                                                 .45% on next $150 million
                                                                                   .35% thereafter

JNL Series Trust--JNL/Putnam Growth Portfolio ................        $133         .50% on first $150 million
                                                                                   .45% on next $150 million
                                                                                   .35% thereafter

    Other Mutual Funds Advised by Putnam with a Similar Investment Objective to the International Growth and Income Portfolio


                                                                   NET ASSETS
                                                                  OF OTHER FUND
                                                                  (IN MILLIONS)
                                                                  ON AUGUST 31,                ANNUAL
OTHER FUND                                                            1998                    FEE RATE
--------------------------------------------------------------  -----------------  ------------------------------
Putnam Global Growth and Income Fund .........................         $39         .80% on first $500 million
                                                                                   .70% on next $500 million
                                                                                   .65% on next $500 million
                                                                                   .60% thereafter*

Putnam International Growth and Income Fund ..................        $748         .80% on first $500 million
                                                                                   .70% on next $500 million
                                                                                   .65% on next $500 million
                                                                                   .60% thereafter*

Putnam Variable Trust--VT International ......................        $263         .80% on first $500 million
  Growth and Income                                                                .70% on next $500 million
                                                                                   .65% on next $500 million
                                                                                   .60% thereafter*


    Other Mutual Funds Advised by Putnam with a Similar Investment Objective to the Emerging Markets Portfolio


                                                                    NET ASSETS
                                                                   OF OTHER FUND
                                                                   (IN MILLIONS)                  ANNUAL
OTHER FUND                                                      ON AUGUST 31, 1998               FEE RATE
-------------------------------------------------------------  ---------------------  -------------------------------
Putnam Emerging Markets Fund ................................        $      53        1.20% on first $500 million
                                                                                      1.10% on next $500 million
                                                                                      1.05% on next $500 million
                                                                                      1.00% thereafter**

The GCT Trust Emerging Market Series ........................        $      22        1.00% on first $150 million
                                                                                      .95% on next $150 million
                                                                                      .85% thereafter


------------------------


*  Subject to waivers and/or fee expense limitations.



** Putnam does not consider the rates for these funds to be directly comparable since Putnam provides them with a full range of administrative services in addition to portfolio management.

                                                                       EXHIBIT K



                              ALLIANCE AMENDMENTS
                                   [FORM OF]
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


    This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of ____________, between SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust") and SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser" or "SAAMCo").

    In consideration of the mutual agreements herein made, the parties hereto agree as follows:

    1. THE TRUST'S PORTFOLIOS. The Trust is authorized to issue shares in separate series, with each series representing interests in a separate portfolio of securities and other assets, and currently offers shares of the series set forth in Schedule A attached hereto (the "Portfolios"). It is recognized that additional Portfolios may be added and certain current Portfolios may be deleted in the future.

    2. DUTIES OF THE ADVISER. The Adviser shall manage the affairs of the Trust as set forth herein, either by taking such actions itself or by delegating its duties to a subadviser pursuant to a written subadvisory agreement. Such duties shall include, but not limited to, continuously providing the Trust with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio of the Trust and making purchases and sales of securities on behalf of each Portfolio. The Adviser's management shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and restrictions for each such Portfolio set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Portfolios) and such executive and other personnel as shall be necessary for the operations of each Portfolio, (ii) be responsible for the financial and accounting records required to be maintained by each Portfolio (including those maintained by the Trust's custodian), and (iii) oversee the performance of services provided to each Portfolio by others, including the custodian, transfer agent, shareholder servicing agent and subadviser, if any. The Trust acknowledges that the Adviser also acts as the manager of other investment companies.

    With respect to the Cash Management Portfolio, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

    The Adviser may delegate certain of its duties under this Agreement with respect to a Portfolio to a subadviser pursuant to a written agreement, subject to the approval of the Trustees and a Portfolio's shareholders, as required by the Act. The Adviser is solely responsible for payment of any fees or other charges to a subadviser arising from such delegation and the Trust shall have no liability therefor.

    3. EXPENSES. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premium dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

    4. COMPENSATION. (a) As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the amounts set forth in Schedule A attached hereto calculated in accordance with the average daily net assets of the indicated Portfolio.

    To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), the Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of the Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by the Adviser to the Trust, the Trust agrees to reimburse the Adviser for any expenses waived, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.

    The Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    (b) Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

    5. PURCHASE AND SALE OF SECURITIES. The Adviser shall purchase securities from or though and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policies with respect to portfolio transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

    Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

    6. TERM OF AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date approved by the Trustees of the Trust in respect of such Portfolio, and from year to year thereafter so long as such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Portfolio with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Portfolio by the vote of a majority of the outstanding voting securities of that Portfolio, or by the Trustees of the Trust which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Portfolio notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Portfolio, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

    7. TERMINATION. This Agreement may be terminated at any time as to a Portfolio, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio on sixty (60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

    8. REPORTS. The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Board may deem appropriate in order to enable the Trust to determine that the investment policies of each Portfolio are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

    9. RECORDS. The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents as constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification relating thereto. The Adviser hereby undertakes and agrees to maintain in the form and for the periods required by Rule 31a-2 under the Act, all records relating to the Portfolio's investments that are required to be maintained pursuant to the requirements of Rule 31a-1 of the Act.

    The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Portfolio shall, at all times, remain the property of the Trust.

    10. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser), the Adviser shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability under
Section 36(b) of the Act, the Trust shall indemnify the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Adviser's conduct under this Agreement.

    Indemnification to the Adviser or any of its personnel or affiliates shall be made when (A) a final decision on the merits rendered, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (B) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers, subadvisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (i) the person to be indemnified shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

    11. MISCELLANEOUS. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

    The Declaration of Trust establishing the Trust, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally; and that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust or any Portfolio; but that the Trust Estate shall be liable. Notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

    IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                          SUNAMERICA SERIES TRUST

                                          By:
                                          --------------------------------------

                                          SUNAMERICA ASSET MANAGEMENT CORP.

                                          By:
                                          --------------------------------------

                                   SCHEDULE A


                                                                                              FEE RATE
                                                                                         (AS A % OF AVERAGE
FUND                                                                                   DAILY NET ASSET VALUE)
--------------------------------------------------------------------------------  --------------------------------
Alliance Growth Portfolio.......................................................  .70% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $150 million

MFS Growth and Income Portfolio.................................................  .70% on first $600 million
                                                                                  .65% on next $900 million
                                                                                  .60% thereafter

MFS Total Return Portfolio......................................................  .70% on first $50 million
                                                                                  .65% thereafter

Growth-Income Portfolio.........................................................  .70% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $150 million
                                                                                  .55% on next $200 million
                                                                                  .50% thereafter

Putnam Growth Portfolio.........................................................  .85% on first $150 million
                                                                                  .80% on next $150 million
                                                                                  .70% thereafter

Global Equities Portfolio.......................................................  .90% on first $50 million
                                                                                  .80% on next $100 million
                                                                                  .70% on next $150 million
                                                                                  .65% thereafter

Venture Value Portfolio.........................................................  .80% on first $100 million
                                                                                  .75% on next $400 million
                                                                                  .70% thereafter

Asset Allocation Portfolio......................................................  .75% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $100 million
                                                                                  .55% thereafter

Global Bond Portfolio...........................................................  .75% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $100 million
                                                                                  .55% thereafter

High-Yield Bond Portfolio.......................................................  .70% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $100 million
                                                                                  .55% thereafter

Corporate Bond Portfolio........................................................  .70% on first $50 million
                                                                                  .60% on next $100 million
                                                                                  .55% on next $100 million
                                                                                  .50% thereafter

International Diversified Equities Portfolio....................................  1.00% of net assets

                                                                                              FEE RATE
                                                                                         (AS A % OF AVERAGE
FUND                                                                                   DAILY NET ASSET VALUE)
--------------------------------------------------------------------------------  --------------------------------
Worldwide High Income Portfolio.................................................  1.00% of net assets

Cash Management Portfolio.......................................................  .55% on first $100 million
                                                                                  .50% on next $200 million
                                                                                  .45% thereafter

Federated Value Portfolio.......................................................  .75% on first $150 million
                                                                                  .60% on next $350 million
                                                                                  .50% thereafter

Utility Portfolio...............................................................  .75% on first $150 million
                                                                                  .60% on next $350 million
                                                                                  .50% thereafter

Aggressive Growth Portfolio.....................................................  .75% on first $100 million
                                                                                  .675% on next $150 million
                                                                                  .625% on next $250 million
                                                                                  .600% thereafter

SunAmerica Balanced Portfolio...................................................  .70% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $150 million
                                                                                  .55% on next $200 million
                                                                                  .50% thereafter

International Growth and Income Portfolio.......................................  1.00% on first $150 million
                                                                                  .90% on next $150 million
                                                                                  .80% thereafter

Emerging Markets Portfolio......................................................  1.25% of net assets

Real Estate Portfolio...........................................................  .80% on first $100 million
                                                                                  .75% on next $400 million
                                                                                  .70% thereafter

"Dogs" of Wall Street Portfolio.................................................  .60% of net assets

                             SUBADVISORY AGREEMENT
                   BETWEEN SUNAMERICA ASSET MANAGEMENT CORP.
                                      AND
                        ALLIANCE CAPITAL MANAGEMENT L.P.


    It is hereby agreed by and between SUNAMERICA ASSET MANAGEMENT CORP. (the "Adviser") and ALLIANCE CAPITAL MANAGEMENT L.P. ("Subadviser") as follows:

    1. DUTIES OF SUBADVISER. Adviser hereby engages the services of Subadviser in furtherance of its Investment Advisory and Management Agreement with
SunAmerica Series Trust (the "Trust") dated as of                      , on
behalf of the Alliance Growth Portfolio, the Growth-Income Portfolio and the Global Equities Portfolio (each, a "Portfolio," and collectively, the "Portfolios"). Pursuant to this Sub-Advisory Agreement and subject to the oversight and review of Adviser, Subadviser will manage the investment and reinvestment of the assets of the Portfolio. In this regard, Subadviser will determine in its discretion the securities to be purchased or sold, will provide Adviser with records concerning its activities which Adviser or the Trust is required to maintain, and will render regular reports to Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolios set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations. Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

    2. PORTFOLIO TRANSACTIONS. Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established by the Trustees of the Trust, Subadviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to a Portfolio, other portfolios of the Trust and other clients of Subadviser. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Subadviser will promptly communicate to Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

    3. COMPENSATION OF SUBADVISER. As its compensation hereunder, the Adviser shall pay to Subadviser promptly after the end of each month, a fee calculated in accordance with the average daily net assets of the indicated Portfolio as follows:

    ALLIANCE GROWTH PORTFOLIO:


    .35% per annum on the first $50 million;
    .30% per annum on the next $100 million;
    .25% per annum thereafter.


    GROWTH-INCOME PORTFOLIO:

    .35% per annum on the first $50 million;
    .30% per annum on the next $100 million;
    .25% per annum on the next $150 million;

 .20% per annum on the next $200 million;
 .15% per annum thereafter.

    GLOBAL EQUITIES PORTFOLIO:

    .50% per annum on the first $50 million;
    .40% per annum on the next $100 million;
    .30% per annum on the next $150 million;
    .25% per annum thereafter.

    To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which Adviser is required to reduce or refund its advisory and management fee payable by a Portfolio, Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by the Adviser bear to the total advisory and management fee paid by such Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by Subadviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Subadviser to Adviser, Adviser agrees to reimburse Subadviser for any expenses waived, provided that Adviser has been reimbursed by the Trust.

    Subadviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of a Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    4. REPORTS. Adviser and Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    5. STATUS OF SUBADVISER. The services of Subadviser to Adviser and the Trust are not to be deemed exclusive, and Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    6. CERTAIN RECORDS. Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Portfolios' investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or Adviser on request.

    Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

    7. REFERENCE TO SUBADVISER. Neither the Trust nor Adviser or any affiliate or agent thereof shall make reference to or use the name of Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld. Subadviser agrees to notify Adviser of any changes in the membership of the general partners of Subadviser as soon as practicable prior to such change.

    8. LIABILITY OF SUBADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Subadviser), Subadviser shall not be subject to liability to the Adviser or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

    9. DURATION AND TERMINATION. This Agreement shall continue in full force and effect with respect to a Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of such Portfolio after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

    This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Portfolio on not less than 30 days nor more than 60 days written notice to Subadviser or by Subadviser at any time without the payment of any penalty, on 90 days written notice to Adviser and the Trust; provided, however, that this Agreement may not be terminated by Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Investment Company Act of 1940, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

    As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    This Agreement will also terminate in the event that the Investment Advisory and Management Agreement by and between the Trust on behalf of the Portfolio and Adviser referred to in Section 1 is terminated.

    10. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized
officers to execute this Agreement on this    day of         ,     .

                                          SUNAMERICA ASSET MANAGEMENT CORP.

                                          By:
                                          --------------------------------------
                                             Authorized Officer

                                          ALLIANCE CAPITAL MANAGEMENT L.P.

                                          By: ALLIANCE CAPITAL MANAGEMENT

                                               CORPORATION, ITS GENERAL PARTNER

                                          By:
                                          --------------------------------------
                                             Authorized Officer

                                                                       EXHIBIT L



                     FORM OF NEW MFS ADVISORY AGREEMENT AND
                         FORM OF SUBADVISORY AGREEMENT
                                FORM OF NEW MFS
                               ADVISORY AGREEMENT



    This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of ____________, between SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust") and SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser" or "SAAMCo").



    In consideration of the mutual agreements herein made, the parties hereto agree as follows:



    1. THE TRUST'S PORTFOLIOS. The Trust is authorized to issue shares in separate series, with each series representing interests in a separate portfolio of securities and other assets, and currently offers shares of the series set forth in Schedule A attached hereto (the "Portfolios"). It is recognized that additional Portfolios may be added and certain current Portfolios may be deleted in the future.



    2. DUTIES OF THE ADVISER. The Adviser shall manage the affairs of the Trust as set forth herein, either by taking such actions itself or by delegating its duties to a subadviser pursuant to a written subadvisory agreement. Such duties shall include, but not limited to, continuously providing the Trust with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio of the Trust and making purchases and sales of securities on behalf of each Portfolio. The Adviser's management shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and restrictions for each such Portfolio set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Portfolios) and such executive and other personnel as shall be necessary for the operations of each Portfolio, (ii) be responsible for the financial and accounting records required to be maintained by each Portfolio (including those maintained by the Trust's custodian), and (iii) oversee the performance of services provided to each Portfolio by others, including the custodian, transfer agent, shareholder servicing agent and subadviser, if any. The Trust acknowledges that the Adviser also acts as the manager of other investment companies.



    With respect to the Cash Management Portfolio, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.



    The Adviser may delegate certain of its duties under this Agreement with respect to a Portfolio to a subadviser pursuant to a written agreement, subject to the approval of the Trustees and a Portfolio's shareholders, as required by the Act. The Adviser is solely responsible for payment of any fees or other charges to a subadviser arising from such delegation and the Trust shall have no liability therefor.



    3. EXPENSES. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premium dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.



    4. COMPENSATION. (a) As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the amounts set forth in Schedule A attached hereto calculated in accordance with the average daily net assets of the indicated Portfolio.



    To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), the Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of the Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by the Adviser to the Trust, the Trust agrees to reimburse the Adviser for any expenses waived, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.



    The Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.



    (b) Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.



    5. PURCHASE AND SALE OF SECURITIES. The Adviser shall purchase securities from or though and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policies with respect to portfolio transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.



    Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.



    6. TERM OF AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date approved by the Trustees of the Trust in respect of such Portfolio, and from year to year thereafter so long as such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Portfolio with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Portfolio by the vote of a majority of the outstanding voting securities of that Portfolio, or by the Trustees of the Trust which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Portfolio notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Portfolio, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.



    7. TERMINATION. This Agreement may be terminated at any time as to a Portfolio, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio on sixty (60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).



    8. REPORTS. The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Board may deem appropriate in order to enable the Trust to determine that the investment policies of each Portfolio are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.



    9. RECORDS. The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents as constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification relating thereto. The Adviser hereby undertakes and agrees to maintain in the form and for the periods required by Rule 31a-2 under the Act, all records relating to the Portfolio's investments that are required to be maintained pursuant to the requirements of Rule 31a-1 of the Act.



    The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Portfolio shall, at all times, remain the property of the Trust.



    10. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser), the Adviser shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability under
Section 36(b) of the Act, the Trust shall indemnify the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Adviser's conduct under this Agreement.

    Indemnification to the Adviser or any of its personnel or affiliates shall be made when (A) a final decision on the merits rendered, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (B) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers, subadvisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (i) the person to be indemnified shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.



    11. MISCELLANEOUS. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.



    The Declaration of Trust establishing the Trust, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally; and that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust or any Portfolio; but that the Trust Estate shall be liable. Notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.



    IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



                                          SUNAMERICA SERIES TRUST



                                          By:

                                          --------------------------------------


                                          SUNAMERICA ASSET MANAGEMENT CORP.



                                          By:

                                          --------------------------------------

                                   SCHEDULE A



                                                                                              FEE RATE
                                                                                         (AS A % OF AVERAGE
FUND                                                                                   DAILY NET ASSET VALUE)
--------------------------------------------------------------------------------  --------------------------------
Alliance Growth Portfolio*......................................................  .70% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $150 million
                                                                                  .55% on next $200 million
                                                                                  .50% thereafter

MFS Growth and Income Portfolio*................................................  .70% on first $600 million
                                                                                  .65% on next $900 million
                                                                                  .60% thereafter

MFS Total Return Portfolio......................................................  .70% on first $50 million
                                                                                  .65% thereafter

Growth-Income Portfolio.........................................................  .70% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $150 million
                                                                                  .55% on next $200 million
                                                                                  .50% thereafter

Putnam Growth Portfolio.........................................................  .85% on first $150 million
                                                                                  .80% on next $150 million
                                                                                  .70% thereafter

Global Equities Portfolio.......................................................  .90% on first $50 million
                                                                                  .80% on next $100 million
                                                                                  .70% on next $150 million
                                                                                  .65% thereafter

Venture Value Portfolio.........................................................  .80% on first $100 million
                                                                                  .75% on next $400 million
                                                                                  .70% thereafter

Asset Allocation Portfolio......................................................  .75% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $100 million
                                                                                  .55% thereafter

Global Bond Portfolio...........................................................  .75% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $100 million
                                                                                  .55% thereafter

High-Yield Bond Portfolio.......................................................  .70% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $100 million
                                                                                  .55% thereafter

Corporate Bond Portfolio........................................................  .70% on first $50 million
                                                                                  .60% on next $100 million
                                                                                  .55% on next $100 million
                                                                                  .50% thereafter

                                                                                              FEE RATE
                                                                                         (AS A % OF AVERAGE
FUND                                                                                   DAILY NET ASSET VALUE)
--------------------------------------------------------------------------------  --------------------------------
International Diversified Equities Portfolio....................................  1.00% of net assets

Worldwide High Income Portfolio.................................................  1.00% of net assets

Cash Management Portfolio.......................................................  .55% on first $100 million
                                                                                  .50% on next $200 million
                                                                                  .45% thereafter

Federated Value Portfolio.......................................................  .75% on first $150 million
                                                                                  .60% on next $350 million
                                                                                  .50% thereafter

Utility Portfolio...............................................................  .75% on first $150 million
                                                                                  .60% on next $350 million
                                                                                  .50% thereafter

Aggressive Growth Portfolio.....................................................  .75% on first $100 million
                                                                                  .675% on next $150 million
                                                                                  .625% on next $250 million
                                                                                  .600% thereafter

SunAmerica Balanced Portfolio...................................................  .70% on first $50 million
                                                                                  .65% on next $100 million
                                                                                  .60% on next $150 million
                                                                                  .55% on next $200 million
                                                                                  .50% thereafter

International Growth and Income Portfolio.......................................  1.00% on first $150 million
                                                                                  .90% on next $150 million
                                                                                  .80% thereafter

Emerging Markets Portfolio......................................................  1.25% of net assets

Real Estate Portfolio...........................................................  .80% on first $100 million
                                                                                  .75% on next $400 million
                                                                                  .70% thereafter

"Dogs" of Wall Street Portfolio.................................................  .60% of net assets


------------------------


* If shareholders approve Proposal No. 4, relating to the Alliance Growth Portfolio, at the special meeting of shareholders held on December 30, 1998, the Fee Rate will be .70% on first $50 million, .65% on next $100 million and .60% thereafter.

                                    FORM OF
                             SUBADVISORY AGREEMENT



    This SUBADVISORY AGREEMENT is dated as of                  by and between
SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the "Subadviser").



                                  WITNESSETH:



    WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management
Agreement dated as of                  (the "Advisory Agreement"), pursuant to
which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and



    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and



    WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and



    WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;



    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:



    1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain under provisions of the Act, and will render regular quarterly reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and subject to the last paragraph of this Section, in compliance with
(a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and (b) applicable laws and regulations.



    Subject to the last paragraph of this Section, the Subadviser represents and warrants to the Adviser that each of the Portfolios set forth in Schedule A will be operated and managed (1) in compliance with all applicable federal and state securities laws governing its operations and investments; and (2) so as not to jeopardize either the treatment of the variable annuity contracts which invest in the Portfolios (hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). Without limiting the foregoing, and subject to the last paragraph of this Section the Subadviser represents and warrants (1) to manage each Portfolio so as to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and
(2) compliance with (a) the provisions of the Act and rules adopted thereunder;
(b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) applicable federal and state securities laws; and (d) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in direct reliance upon and in direct conformity with specific information furnished by the Subadviser expressly for use therein ("Furnished Information"), such Registration Statement and any amendments or supplements thereto will, with respect to the Furnished Information, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Further, any statements or omissions in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, which are made based upon Furnished Information and which have been provided to Subadviser for its review, shall be deemed acknowledged and approved by Subadviser, unless Subadviser provides Adviser with written indication to the contrary within 5 business days of its receipt of the Registration Statement, amendment or supplement for review.



    The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.



    The Adviser acknowledges that the Subadviser is not the compliance agent for any Portfolio or for the Trust or the Adviser, and does not have access to all of each Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Subadviser has agreed to perform the services specified in this Section in accordance with the Trust's registration statement, the Trust's Agreement and Declaration of Trust and By-Laws, the Trust's Prospectus and any policies adopted by the Trust's Board of Trustees applicable to the Portfolios (collectively, the "Charter Requirements"), and in accordance with applicable law (including Sub-chapters M and L of the Code, the Act and the Advisers Act ("Applicable Law")), the Subadviser shall perform such services based upon its books and records with respect to each Portfolio, which comprise a portion of each Portfolio's books and records, and upon information and written instructions received from the Adviser or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Adviser or the Trust's administrator. The Adviser shall promptly provide the Subadviser with copies of the Trust's registration statement, the Trust's Agreement and Declaration of Trust and By-Laws, the Trust's currently effective Prospectus and any written policies or procedures adopted by the Trust's Board of Trustees applicable to the Portfolio and any amendments or revisions thereto.



    2. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities and other investments of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.



    3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.



    4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.



    5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.



    6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.



    7. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) in connection with the provision of services hereunder that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any such records which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request; provided that the Subadviser may retain copies of these records.



    The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust. Each party to this Agreement agrees to cooperate with each other party and with appropriate authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust. This agreement to cooperate does not restrict either party's right to assert that information requested is privileged or confidential.

    8. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates or any derivation thereof or logo associated therewith in any advertising or promotional materials or otherwise without the prior approval of the Subadviser. Any such witholding of approval by the Subviser shall be made in writing to the Adviser and shall indicate the specific reason(s) why such approval is being withheld.



    9. STANDARD OF CARE AND INDEMNIFICATION. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify and hold harmless the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser's conduct under this Agreement. Subadviser hereby agrees to indemnify, defend and protect Adviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and hold Adviser harmless, from and against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising out of Subadviser's disabling conduct.



    (b) In no case is any indemnity provided in this Agreement in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.



    (c) Any person seeking indemnification hereunder shall furnish the indemnifying party with (i) prompt notice of any claim, suit or action and (ii) full information and all reasonable assistance necessary to defend such claim. The indemnifying party shall have full authority to control the defense and settlement of any such action with counsel of its own selection; and the indemnified party shall not have any right to indemnification hereunder for any settlement entered into by the indemnified party without the indemnifying party's prior written consent.



    10. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.



    11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio(s) voting separately from any other series of the Trust.



    With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. In the event of such a termination, the Adviser will use its best efforts, and cause the Trust to use its best efforts, to engage another subadviser for the portfolio as soon as possible. Notwithstanding the foregoing, the Subadviser may terminate the Agreement on 60 days' written notice to the Adviser and the Trust, in the event of a breach of this Agreement by the Adviser. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act). This Agreement will also automatically terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.



    12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.



    13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.



    14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.



    15. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.



    16. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

    17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:



    Subadviser: Massachusetts Financial Services
              Company
              500 Boylston Street
              Boston, Massachusetts 02116
              Attention: General Counsel

    Adviser:  SunAmerica Asset Management Corp.
              The SunAmerica Center
              733 Third Avenue, Third Floor
              New York, NY 10017
              Attention:Robert M. Zakem
                       Senior Vice President and
                       General Counsel

    with a
     copy to: SunAmerica Inc.
              1 SunAmerica Center
              Century City
              Los Angeles, CA 90067-6022
              Attention:Susan L. Harris
                       Senior Vice President,
                       General Counsel -
                       Corporate Affairs
                       and Secretary




    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.



                                      SUNAMERICA ASSET MANAGEMENT CORP.


                                      By: ______________________________________
                                         Name: Peter A. Harbeck
                                         Title:  President



                                      MASSACHUSETTS FINANCIAL SERVICES COMPANY


                                      By:_______________________________________
                                         Name: Jeffrey L. Shames
                                         Title:  Chairman and Chief Executive
                                      Officer

                                   SCHEDULE A



                                                                ANNUAL FEE
                                                             (AS PERCENTAGE OF
                                                         AVERAGE DAILY NET ASSETS
                                                                    OF
PORTFOLIO(S)                                                  THE PORTFOLIO)
-------------------------------------------------------  -------------------------
MFS Growth and Income Portfolio........................  0.40% - first $300 million
                                                         0.375% - next $300
                                                         million
                                                         0.35% - next $300 million
                                                         0.325% - next $600
                                                         million
                                                         0.25% - over $1.5 billion

MFS Total Return Portfolio.............................  0.375%

                                                                       EXHIBIT M



     OTHER MUTUAL FUNDS ADVISED BY MFS WITH A SIMILAR INVESTMENT OBJECTIVE
            TO THE MFS GROWTH AND INCOME AND TOTAL RETURN PORTFOLIOS



       Other Mutual Funds Advised by MFS with a Similar Investment Objective to the MFS Growth and Income Portfolios



                                                NET ASSETS
                                               OF OTHER FUND
                                               (IN MILLIONS)
                                               ON OCTOBER 2,                ANNUAL                 AVERAGE NET
OTHER FUND                                         1998                    FEE RATE                ASSET LEVEL
-------------------------------------------  -----------------  -------------------------------  ----------------
Conservative Growth Series ................        1,481.1      0.55%                            $  1,447,998,332

MFS Union Standard Equity Fund ............           90.4      0.65%                            $     85,910,516

MFS Research Growth .......................          148.5      0.65% of first $500 million      $    149,467,504
  & Income Fund                                                 0.55% thereafter

MFS Equity Income Fund.....................           36.9      0.60%                            $     34,598,196

Research Growth & Income Series ...........           28.5      0.75%                            $     17,155,477

Equity Income Series ......................            3.7      0.75%                            $      1,919,667

MFS Growth with Income Series .............          164.1      0.75%                            $    116,499,455


     Other Mutual Funds Advised by MFS with a Similar Investment Objective to the MFS Total Return Portfolio


                                       NET ASSETS
                                      OF OTHER FUND
                                      (IN MILLIONS)
                                      ON OCTOBER 2,                   ANNUAL                     AVERAGE NET
OTHER FUND                                1998                       FEE RATE                    ASSET LEVEL
----------------------------------  -----------------  ------------------------------------  -------------------
MFS Total Return Fund ............            5.8      0.250% of first $200 million          $     5,588,498,215
                                                       0.212% thereafter

MFS Variable Insurance ...........            140      0.75%                                 $       109,168,152
  Total Return Series

MFS Sun/Life Series Trust/ .......            1.8      0.75% of first $300 million           $     1,836,346,070
  Total Return Series                                  0.675% next $300 million
                                                       0.600% thereafter



                                                          THE SUNAMERICA CENTER
                                                            733 THIRD AVENUE
                                                           NEW YORK, NY  10017


PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.  VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 29, 1998 TO BE VOTED FOR
THE MEETING TO BE HELD ON DECEMBER 30, 1998.


ANCHOR NATIONAL LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY
THE TRUSTEES OF SUNAMERICA SERIES TRUST.  A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT
VALUES WERE INVESTED AS OF OCTOBER 30, 1998.


The undersigned hereby instructs Anchor National Life Insurance Company to vote the shares of SunAmerica Series Trust attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the offices of SunAmerica Asset
Management Corp., The SunAmerica Center, 733 Third Avenue, New York, New York 10017 at 11:00 a.m., Eastern Standard Time,
December 30, 1998, and any adjournments thereof, as indicated below.


PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.  VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 29, 1998 TO BE VOTED FOR
THE MEETING TO BE HELD ON DECEMBER 30, 1998.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY FIRST SUNAMERICA LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES
BY THE TRUSTEES OF SUNAMERICA SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT
VALUES WERE INVESTED AS OF OCTOBER 30, 1998.


The undersigned hereby instructs First SunAmerica Life Insurance Company to vote the shares of SunAmerica Series Trust attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the offices of
SunAmerica Asset Management Corp., The Sun America Center, 733 Third Avenue, New York, New York 10517 at 11:00 a.m., Eastern
Standard Time, December 30, 1998,  and any adjournments thereof, as indicated below.


                                       TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

------------------------------------------------------------------------------------------------------------------------------------
                                                    DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTIONS CARD IS VALID ONLY WHEN SIGNED AND DATED.

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT OWNER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
                               ---

Vote on Trustees                                                            FOR                WITHHOLD              FOR ALL
                                                                            ALL                   ALL                 EXCEPT
 1.  Election of Trustees, 1) James K. Hunt, 2) Monica C. Lozano,           / /                   / /                  / /
     3) Allan L. Sher, 4) William M. Wardlaw

 TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK "FOR ALL EXCEPT"
 AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.


 -----------------------------------------------------------------

Vote on Proposals                                                            FOR                 AGAINST             ABSTAIN

 2.  To approve a new investment advisory and management agreement           / /                   / /                 / /
 between SunAmerica Series Trust (the "Trust") on behalf of each separate investment portfolio thereof, and SunAmerica Asset
 Management Corp. ("SAAMCo"), the terms of which are identical in all material respects to the existing investment advisory and management agreement. (ALL PORTFOLIOS EXCEPT THE BALANCED/PHOENIX
 INVESTMENT COUNSEL AND GROWTH/PHOENIX INVESTMENT COUNSEL PORTFOLIOS).

 3. To approve a new subadvisory agreement, the terms of which are identical in all material respects to the existing subadvisory agreement between:

      (a)  SAAMCo and Alliance Capital Management L.P.                       / /                   / /                 / /
      ("Alliance") (GLOBAL EQUITIES, ALLIANCE GROWTH AND GROWTH
      INCOME PORTFOLIOS ONLY);

      (b)  SAAMCo and Davis Selected Advisers, L.P. (VENTURE VALUE           / /                   / /                 / /
      AND REAL ESTATE PORTFOLIOS ONLY);

      (c)  SAAMCo and Federated Investment Counseling  (CORPORATE            / /                   / /                 / /
      BOND, FEDERATED VALUE AND UTILITY PORTFOLIOS ONLY);

      (d)  SAAMCo and Goldman Sachs Asset Management (ASSET                  / /                   / /                 / /
      ALLOCATION PORTFOLIO ONLY);

                                                                             FOR                 AGAINST             ABSTAIN

      (e)  SAAMCo and Goldman Sachs Asset Management -                       / /                   / /                 / /
      International (GLOBAL BOND PORTFOLIO ONLY);

      (f)  SAAMCo and Morgan Stanley Asset Management Inc.                   / /                   / /                 / /
      (INTERNATIONAL DIVERSIFIED EQUITIES AND WORLDWIDE HIGH
      INCOME PORTFOLIOS ONLY); and

      (g)  SAAMCo and Putnam Investment Management, Inc.  (PUTNAM            / /                   / /                 / /
      GROWTH, INTERNATIONAL GROWTH AND INCOME AND EMERGING MARKET
      PORTFOLIOS ONLY).

 4. To approve (a) an amendment to the investment advisory and               / /                   / /                 / /
 management agreement between the Trust and SAAMCo in order to revise the breakpoints in the fees the Alliance Growth Portfolio pays to SAAMCo and (b) an amendment to the subadvisory agreement between SAAMCo and Alliance in order to revise the breakpoints in the subadvisory fee SAAMCo pays to Alliance.  (ALLIANCE GROWTH
 PORTFOLIO ONLY).

 5. To approve (a) a new investment advisory and management                   / /                   / /                 / /
 agreement between the Trust and SAAMCo the terms of which are identical in all material respects to the existing investment advisory and management agreement with SAAMCo except with respect to revised breakpoints in the advisory fees the Growth/Phoenix
 Investment Counsel and Balanced/Phoenix Investment Counsel
 Portfolios pay to SAAMCo, and (b) a new subadvisory agreement between SAAMCo and Massachusetts Financial Services Company, the
 proposed new subadviser for each of the Growth/Phoenix Investment
 Counsel and Balanced/Phoenix Investment Counsel Portfolios
 (GROWTH/PHOENIX INVESTMENT COUNSEL AND BALANCED/PHOENIX INVESTMENT
 COUNSEL PORTFOLIOS ONLY).


 6. To approve changing the fundamental investment restriction relating to:

      (a)  the ability to engage in borrowing transactions;                  / /                   / /                 / /

      (b)  the ability to engage in lending transactions.                    / /                   / /                 / /

 7. To ratify the selection of independent accountants.                      / /                   / /                 / /

 8. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

                                                          PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign.  If only one signs, his or her signature will be binding.  If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title.  If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.






---------------------------------    --------                        ------------------------    -------

---------------------------------    --------                        ------------------------    -------
Signature (PLEASE SIGN WITHIN BOX)   Date                            Signature (Joint Owners)    Date

                                                         PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign.  If only one signs, his or her signature will be binding.  If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title.  If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.





---------------------------------    --------                        ------------------------    -------

---------------------------------    --------                        ------------------------    -------
Signature (PLEASE SIGN WITHIN BOX)   Date                            Signature (Joint Owners)    Date
